                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

 Filed by the Registrant [x]
 Filed by a Party other than the Registrant [ ]
 Check the appropriate box:
 [  ]  Preliminary Proxy Statement         [  ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
 [ x]   Definitive Proxy Statement
 [  ]   Definitive Additional Materials
 [  ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

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                (Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[x]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)     Title of each class of securities to which transaction applies:

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(2)      Aggregate number of securities to which transaction applies:


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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)      Proposed maximum aggregate value of transaction:

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(5)      Total fee paid:

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[ ]      Fee paid previously with preliminary materials.

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[ ]      Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

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(2)      Form, schedule or registration statement no.:

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(3)      Filing party:

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(4)      Date filed:

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
                               [FIRST UNION LOGO]

                                   FIRST UNION

                   REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

             55 PUBLIC SQUARE SUITE 1900 CLEVELAND, OHIO 44113-1937

Dear Beneficiary:

         You are cordially invited to attend a Special Meeting of the Beneficiaries of First Union Real Estate Equity and Mortgage Investments, a trust organized in Ohio (the "Company"), which will be held in the Murray Hill Room at The New York Helmsley Hotel located at 212 East 42nd Street, New York, NY 10017, on Tuesday, November 16, 1999, at 10:00 a.m., local time.

         The purpose of the meeting is to (a) consent to the sale of certain properties of the Company (the "Properties") pursuant to a Purchase and Sale Agreement, dated as of July 14, 1999, as amended by a first letter agreement, dated as of August 11, 1999, by a second letter agreement, dated as of September 22, 1999, and by a third letter agreement, dated as of October 7, 1999 (together, the "Purchase and Sale Agreement"), between Southwest Shopping Centers Co. II, L.L.C., a Delaware limited liability company and an indirect wholly-owned subsidiary of the Company, and WXI/Z Southwest Malls Real Estate Limited Partnership, a Delaware limited partnership, for a purchase price of $191.5 million (the "Asset Sale") and (b) approve amendments (the "Amendments") to the Company's Amended Declaration of Trust relating to the Company's ability to (i) engage in certain activities in connection with the investment and financing of Company assets and (ii) effectuate a reverse or forward split of shares of beneficial interest, par value $1.00 per share, of the Company ("Shares").

         Consent to the Purchase and Sale Agreement requires the affirmative vote of holders of a majority of the outstanding Shares. The Board of Trustees of the Company is seeking beneficiary consent to the Asset Sale in accordance with the Company's Amended Declaration of Trust, which provides that no sale of more than 50% of the Company's property may be made without the consent of holders of at least a majority of the outstanding Shares. The Asset Sale, together with prior asset sales that were part of a sales program initiated by the Company in June 1998, would, in the aggregate, constitute a sale by the Company of more than 50% of the Company's property. Accordingly, a vote to consent to the Asset Sale will be deemed a vote to consent to the sale by the Company of more than 50% of the Company's property.

         Concurrently with the execution of the Purchase and Sale Agreement, beneficiaries who own, in the aggregate, approximately 20.79% of the outstanding Shares, agreed to consent to the sale of the Properties pursuant to the Purchase and Sale Agreement.

         Approval of each of the Amendments requires the affirmative vote of holders of a majority of the outstanding Shares.

         THE BOARD OF TRUSTEES OF THE COMPANY HAS UNANIMOUSLY APPROVED THE PURCHASE AND SALE AGREEMENT AND EACH OF THE AMENDMENTS AND IS RECOMMENDING THAT HOLDERS OF SHARES VOTE TO CONSENT TO THE SALE OF THE PROPERTIES PURSUANT TO THE PURCHASE AND SALE AGREEMENT AND TO APPROVE EACH OF THE AMENDMENTS.

         The Notice and Proxy Statement on the following pages contain important details concerning the Asset Sale and the Amendments. Please complete, sign and return your proxy card in the enclosed envelope to ensure that your Shares will be represented and voted at the Special Meeting even if you cannot attend. You are urged to complete, sign and return the enclosed proxy card even if you plan to attend the meeting.

         I look forward to personally meeting all beneficiaries who are able to attend.


                                             Sincerely,


                                             William A. Ackman
                                             Chairman of the Board of Trustees

                               [FIRST UNION LOGO]


                                   FIRST UNION

                   REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

             55 PUBLIC SQUARE SUITE 1900 CLEVELAND, OHIO 44113-1937

                                    NOTICE OF

                        SPECIAL MEETING OF BENEFICIARIES

To the Beneficiaries:

         Notice is hereby given that the Special Meeting of the Beneficiaries of First Union Real Estate Equity and Mortgage Investments, a trust organized in Ohio (the "Company"), will be held in the Murray Hill Room at The New York Helmsley Hotel located at 212 East 42nd Street, New York, NY 10017, on Tuesday, November 16, 1999 at 10:00 a.m., local time, for the following purposes:

              1. To consent to the sale of certain properties of the Company pursuant to a Purchase and Sale Agreement, dated as of July 14, 1999, as amended by a first letter agreement, dated as of August 11, 1999, by a second letter agreement, dated as of September 22, 1999, and by a third letter agreement, dated as of October 7, 1999, between Southwest Shopping Centers Co. II, L.L.C., a Delaware limited liability company and an indirect wholly-owned subsidiary of the Company, and WXI/Z Southwest Malls Real Estate Limited Partnership, a Delaware limited partnership (the "Asset Sale").

              2. To approve amendments to the Company's Amended Declaration of Trust relating to the Company's ability to:

                  (a) engage in certain activities in connection with
                      the investment and financing of Company assets;
                      and

                  (b) effectuate a reverse or forward split of Shares.

              3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The Board of Trustees of the Company is seeking beneficiary consent to the Asset Sale in accordance with the Company's Amended Declaration of Trust, which provides that no sale of more than 50% of the Company's property may be made without the consent of holders of at least a majority of the outstanding Shares. The Asset Sale, together with prior asset sales that were part of a sales program initiated by the Company in June 1998, would, in the aggregate, constitute a sale by the Company of more than 50% of the Company's property. Accordingly, a vote to consent to the Asset Sale will be deemed a vote to consent to the sale by the Company of more than 50% of the Company's property.

         Beneficiaries of record at the close of business on October 7, 1999, are entitled to notice of and to vote at the meeting.

                                              By order of the Board of Trustees

                                              William A. Ackman
                                              Chairman of the Board of Trustees
October 12, 1999



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PLEASE FILL IN, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD WHETHER
OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
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


                                TABLE OF CONTENTS
                                                                                            PAGE



Introduction..................................................................................1

Information About Forward-Looking Statements..................................................3

Summary.......................................................................................3

          The Special Meeting.................................................................3
          Proposal One: Consent to the Asset Sale.............................................4
          Proposals Relating to Amendments to the Company's Declaration of Trust..............7
          Proposal Two:  Approval of the Investment Amendment.................................7
          Proposal Three:  Approval of the Share Split Amendment..............................7

Special Considerations Relating to the Asset Sale.............................................9

Proposal One:  Consent to the Asset Sale.....................................................10

          Background of the Asset Sales Program..............................................10
          Reasons for the Asset Sale.........................................................13
          Use of Proceeds of the Asset Sale..................................................14
          Plans for the Company Subsequent to the Asset Sale.................................14
          The Parties........................................................................15
          Terms of the Purchase and Sale Agreement...........................................15
          Terms of the Voting Agreements.....................................................18
          Security Ownership of Trustees and Officers and Certain Beneficial Owners..........20
          Interests of Management or Trustees in the Asset Sale..............................22
          Accounting Treatment of the Asset Sale.............................................22
          Tax Consequences of the Asset Sale.................................................22
          Government and Regulatory Approvals................................................23
          No Dissenters' Rights..............................................................23
          Required Vote for Proposal.........................................................23
          Recommendation of the Board of Trustees............................................23

Pro Forma Financial Data of First Union Real Estate Equity and Mortgage
            Investments......................................................................24

Selected Combined Financial Data of First Union Real Estate Equity and
            Mortgage Investments.............................................................30

Proposals Relating to Amendments to the Company's Declaration of Trust.......................34

Proposal Two:  Approval of the Investment Amendment..........................................34

          Purpose of Investment Amendment....................................................34
          Existing Guidelines and Limitations for Investment and Financing of
            Company Assets...................................................................35
          Effects of Investment Amendment....................................................36
          Required Vote for Proposal.........................................................36
          Recommendation of the Board of Trustees............................................36

Proposal Three:  Approval of the Share Split Amendment.......................................37
          Purpose of Share Split Amendment...................................................37
          Plans of the Company with Respect to a Share Split.................................38


                                      -i-


          Effects of Share Split Amendment...................................................38

          Required Vote for Proposal.........................................................40

          Recommendation of the Board of Trustees............................................40

Market for the Shares........................................................................41

Fees and Expenses............................................................................41

Experts......................................................................................41

Beneficiary Proposals........................................................................41

Available Information........................................................................41

Incorporation of Certain Documents by Reference..............................................42

Appendix A - Purchase and Sale Agreement.....................................................A-1

Appendix B - First Letter Agreement to the Purchase and Sale Agreement.......................B-1

Appendix C - Second Letter Agreement to the Purchase and Sale Agreement......................C-1

Appendix D - Third Letter Agreement to the Purchase and Sale Agreement.......................D-1

Appendix E - Proposed Amendments to the Declaration of Trust.................................E-1

                                   FIRST UNION

                   REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

             55 PUBLIC SQUARE SUITE 1900 CLEVELAND, OHIO 44113-1937


                              -------------------

                                 PROXY STATEMENT

                              --------------------

                        SPECIAL MEETING OF BENEFICIARIES

                                NOVEMBER 16, 1999



                                  INTRODUCTION

         This Proxy Statement and the accompanying proxy are being sent by the Board of Trustees (the "Board of Trustees" or the "Board") of First Union Real Estate Equity and Mortgage Investments ("First Union" or the "Company") in connection with the solicitation of proxies from the holders (the "Beneficiaries") of shares of beneficial interest, par value $1.00 per share, of the Company ("Shares"), to be voted at the Special Meeting of Beneficiaries, including any adjournment or postponement thereof (the "Special Meeting"), to be held in the Murray Hill Room at The New York Helmsley Hotel located at 212 East 42nd Street, New York, NY 10017, on Tuesday, November 16, 1999, at 10:00 a.m., local time, to take the following actions:

         (i) To consent to the sale of certain properties (the "Properties") of the Company pursuant to a Purchase and Sale Agreement, dated as of July 14, 1999, as amended by a first letter agreement, dated as of August 11, 1999, by a second letter agreement, dated as of September 22, 1999, and by a third letter agreement, dated as of October 7, 1999 (together, the Purchase and Sale Agreement"), attached as Appendices A-D, between Southwest Shopping Centers Co. II, L.L.C., a Delaware limited liability company and an indirect wholly-owned subsidiary of the Company ("Southwest" or "Seller"), and WXI/Z Southwest Malls Real Estate Limited Partnership, a Delaware limited partnership ("Whitehall/Zamias" or "Purchaser").

         (ii) To approve amendments (the "Amendments") to the Company's Amended Declaration of Trust (the "Declaration of Trust") relating to the Company's ability to:

                     (a) engage in certain activities in connection with the investment and financing of Company assets; and

                     (b)    effectuate a reverse or forward split of Shares.

         (iii) To transact such other business as may properly come before the Special Meeting.

         The Board is seeking Beneficiary consent to the sale of the Properties pursuant to the Purchase and Sale Agreement (the "Asset Sale") in accordance with the Declaration of Trust, which provides that no sale of more than 50% of the Company's property may be made without the consent of holders of at least a majority of the outstanding Shares. The Asset Sale, together with prior asset sales that were part of a sales program initiated by the Company in June 1998, would, in the aggregate, constitute a sale by the Company of more than 50% of the Company's property. Accordingly, a vote to consent to the Asset Sale will be deemed a vote to consent to the sale by the Company of more than 50% of the Company's property.

         The principal offices of the Company are located at 55 Public Square, Suite 1900, Cleveland, Ohio 44113-1937 and 551 Fifth Avenue, Suite 1416, New York, New York 10176. The approximate date on which this Proxy Statement and the accompanying proxy are first being sent to the Beneficiaries is October 13, 1999.

         The record date for determination of the Beneficiaries that are entitled to vote at the Special Meeting is October 7, 1999 (the "Record Date"). On that date, 42,459,604 Shares were outstanding. Each Share has one vote.

         The affirmative vote of a majority of the outstanding Shares as of the Record Date is required to consent to the Asset Sale and to approve each of the Amendments. Abstentions and broker non-votes will be included in determining the number of Shares present for purposes of determining the presence of a quorum and will have the same effect as a negative vote with respect to the voting to consent to the Asset Sale and to approve each of the Amendments.

         Shares represented by properly executed proxy cards will be voted at the Special Meeting as marked and, in the absence of specific instructions, will be voted to consent to the Asset Sale and to approve each of the Amendments, and, in the discretion of the persons named as proxies, on all such other business as may properly come before the Special Meeting.

         A Beneficiary may revoke his proxy at any time prior to its exercise by giving notice to First Union in writing or by attending the Special Meeting and voting in person (attendance alone at the Special Meeting will not by itself revoke a proxy). The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier dated proxy. The revocation may be delivered to First Union in care of Corporate Investor Communications, Inc. at 111 Commerce Road, Carlstadt, New Jersey 07072-2586 or to First Union at 55 Public Square, Suite 1900, Cleveland, Ohio 44113-1937, or any other address provided by First Union.

         Gotham Partners, L.P. ("Gotham LP") and certain of its affiliates (collectively, "Gotham"), which beneficially own approximately 13.75% of the Shares, and Apollo Real Estate Advisors II, L.P. ("Apollo LP") and certain of its affiliates (collectively, "Apollo"), which beneficially own approximately 7.04% of the Shares, have each entered into agreements (each, a "Voting Agreement"), pursuant to which they have agreed to vote to consent to the Asset Sale.

         As far as the Board of Trustees is aware, no matters other than those outlined in this Proxy Statement will be presented to the Special Meeting for action on the part of the Beneficiaries. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy card to vote the Shares to which the proxy relates in accordance with their best judgment.

                  INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

         Certain sections in this Proxy Statement, including "Special Considerations Relating to the Asset Sale," "Proposal One: Consent to the Asset Sale--Reasons for the Asset Sale," "--Use of Proceeds of the Asset Sale" and "--Plans for the Company Subsequent to the Asset Sale," "Proposals Relating to Amendments to the Company's Declaration of Trust" and "Pro Forma Financial Data of First Union Real Estate Equity and Mortgage Investments," contain forward-looking statements that are based on current beliefs, estimates and assumptions concerning the operations, future results, and prospects of the Company. All statements that address operating performance, events or developments that are anticipated to occur in the future, including statements related to future sales, profits, expenses, income and earnings per share, or statements expressing general optimism about future results, are forward-looking statements. In addition, words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," and variations of such words and similar expressions are intended to identify forward-looking statements.

         The statements described in the preceding paragraph constitute "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Because these statements are based on a number of beliefs, estimates and assumptions that could cause actual results to materially differ from those in the forward-looking statements, there is no assurance that forward-looking statements will prove to be accurate.

         Any number of factors could affect future operations and results, including, without limitation, the Company's ability to be profitable with a smaller and less diverse portfolio that will generate less revenue; the value of replacement assets, if any; the Company's ability to maintain its real estate investment trust ("REIT") status; general industry and economic conditions; interest rate trends; capital requirements; competition from other companies and venues; changes in applicable laws, rules and regulations (including changes in tax laws); the availability of equity and/or debt financing in the amounts and on the terms necessary to support the Company's future business; and those specific risks that are discussed in the Risk Factors detailed in the Company's Amendment to the Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998, filed April 13, 1999.

         Forward-looking statements are subject to the safe harbors created in the Exchange Act. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information or future events.

                                     SUMMARY

         The following is a brief summary of information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information appearing elsewhere in this Proxy Statement and the appendices hereto.

THE SPECIAL MEETING

TIME, DATE AND PLACE                      The Special Meeting will be held in
                                          the Murray Hill Room at The New York
                                          Helmsley Hotel located at 212 East
                                          42nd Street, New York, NY 10017, on
                                          Tuesday, November 16, 1999, at 10:00
                                          a.m., local time.

PURPOSES OF THE MEETING                   1. To consent to the Asset Sale.

                                          The Board is seeking Beneficiary
                                          consent to the Asset Sale in
                                          accordance with the Declaration of
                                          Trust, which provides that no sale of
                                          more than 50% of the Company's
                                          property may be made without the
                                          consent of holders of at least a
                                          majority of the outstanding Shares.
                                          The Asset

                                          Sale, together with prior asset sales
                                          that were part of a sales program
                                          initiated by the Company in June 1998,
                                          would, in the aggregate, constitute a
                                          sale by the Company of more than 50%
                                          of the Company's property.
                                          Accordingly, a vote to consent to the
                                          Asset Sale will be deemed a vote to
                                          consent to the sale by the Company of
                                          more than 50% of the Company's
                                          property. See "Proposal One: Consent
                                          to the Asset Sale--Background of the
                                          Asset Sales Program."

                                          2. To approve each Amendment.

                                          The Board is seeking Beneficiary
                                          approval of an amendment to the
                                          Declaration of Trust relating to the
                                          Company's ability to engage in certain
                                          activities in connection with the
                                          investment and financing of Company
                                          assets (the "Investment Amendment").
                                          See "Proposals Relating to Amendments
                                          to the Company's Declaration of
                                          Trust--Proposal Two: Approval of the
                                          Investment Amendment."

                                          The Board is also seeking Beneficiary
                                          approval of an amendment to the
                                          Declaration of Trust relating to the
                                          Company's ability to effectuate a
                                          reverse or forward split of Shares
                                          (the "Share Split Amendment"). See
                                          "Proposals Relating to Amendments to
                                          the Company's Declaration of
                                          Trust--Proposal Three: Approval of the
                                          Share Split Amendment."

                                          3. To transact such other business as
                                          may properly come before the Special
                                          Meeting.

RECORD DATE                               October 7, 1999.

PROPOSAL ONE: CONSENT TO THE ASSET SALE

THE ASSET SALE                            The Company will sell to
                                          Whitehall/Zamias six malls (each, a
                                          "Mall") of the nine-mall Marathon
                                          portfolio that First Union acquired in
                                          1996.

CONSIDERATION TO BE RECEIVED              The Company will receive aggregate
                                          consideration of $191.5 million, and
                                          Purchaser will pay or reimburse Seller
                                          for certain transaction costs, which
                                          total approximately $400,000. As part
                                          of the consideration, Purchaser will
                                          assume the GMAC Mortgage (as described
                                          in "Proposal One: Consent to the Asset
                                          Sale--Terms of the Purchase and Sale
                                          Agreement--Liabilities to be Assumed
                                          by Purchaser").

SPECIAL CONSIDERATIONS RELATING TO THE
ASSET SALE                                The Beneficiaries should consider many
                                          factors in deciding whether to vote to
                                          consent to the Asset Sale, including,
                                          without limitation, the following
                                          special considerations:

                                             -    the Asset Sale will reduce the
                                                  size and diversity of First
                                                  Union's portfolio;

                                             -    replacement assets, if
                                                  any, may not provide
                                                  greater value; and

                                             -    the Asset Sale may cause
                                                  First Union to fail to
                                                  qualify as a REIT for
                                                  federal income tax
                                                  purposes.

FIRST UNION REAL ESTATE EQUITY AND
MORTGAGE INVESTMENTS                      First Union is a REIT whose primary
                                          business has been to buy, manage,
                                          improve cash flow of and own retail,
                                          apartment, office and parking
                                          properties throughout the United
                                          States and Canada. First Union and
                                          First Union Management, Inc., a
                                          Delaware corporation and an affiliate
                                          of First Union ("FUMI"), have an
                                          organizational structure commonly
                                          referred to as "stapled," where the
                                          Shares are "stapled to" a
                                          proportionately equal interest in the
                                          common stock of FUMI, with some
                                          exceptions. The Shares may not be
                                          issued or transferred without their
                                          "stapled" counterparts in FUMI. The
                                          common stock of FUMI is held in trust
                                          for the benefit of the Beneficiaries.
                                          FUMI owns a controlling interest in
                                          Imperial Parking Limited ("Impark"), a
                                          Canadian parking and management
                                          services company.

                                          As of September 30, 1999, First Union
                                          owned, including under long-term
                                          ground leases, 11 shopping centers
                                          (including the six Malls, which are
                                          under contract to be sold), three
                                          office properties and seven parking
                                          facilities in the United States, and
                                          14 Canadian real estate assets. First
                                          Union also owns 50% of an additional
                                          mall in a joint venture with an
                                          unrelated party. Since the beginning
                                          of 1999, First Union has sold ten
                                          shopping centers, eight apartment
                                          complexes, two office properties and a
                                          parking facility. First Union is in
                                          the process of selling the six Malls
                                          pursuant to the Purchase and Sale
                                          Agreement and evaluating a number of
                                          proposals for other asset sales.

SELLER Southwest is a Delaware limited liability company and an indirect wholly-owned subsidiary of First Union.

PURCHASER                                 Whitehall/Zamias is a joint venture of
                                          Whitehall Street Real Estate Limited
                                          Partnership XI, a real estate fund
                                          sponsored by Goldman, Sachs & Co., and
                                          Zamias Services Inc.

USE OF PROCEEDS                           The Company will receive approximately
                                          $188 million in aggregate
                                          consideration for the Asset Sale after
                                          the payment of expenses, including
                                          broker, legal and
                                          accounting fees and miscellaneous
                                          costs and adjustments, but not
                                          including operating income and expense
                                          prorations. Of the approximately $188
                                          million, approximately $73 million
                                          will be in cash and approximately $115
                                          million will be from the assumption of
                                          the GMAC Mortgage. The Company expects
                                          to use approximately $51 million of
                                          the net cash proceeds to pay off
                                          existing mortgage debt and a
                                          prepayment penalty relating to the
                                          Park Plaza Mall in Little Rock,
                                          Arkansas, which is
                                          cross-collateralized with the six
                                          Malls. The Company may sell or
                                          refinance the Park Plaza Mall, in
                                          which case such portion of the net
                                          cash proceeds or the sale or
                                          refinancing proceeds, as the case may
                                          be, would be available to the Company
                                          for alternative uses. The Company is
                                          in the process of exploring
                                          alternative uses for the remaining net
                                          cash proceeds to be received,
                                          including, without limitation,
                                          investing in its existing portfolio,
                                          implementing or continuing a share
                                          repurchase or similar program,
                                          distributing such net proceeds to the
                                          Beneficiaries, including, but not
                                          necessarily limited to, amounts
                                          required to satisfy certain REIT
                                          distribution requirements resulting
                                          from previous asset sales and net
                                          income in 1999, if any, and making new
                                          investments.

CONDITIONS TO THE CLOSING                 The Asset Sale is contingent upon,
                                          among other things, the consent of the
                                          Beneficiaries, the consent of the
                                          existing lender and the applicable
                                          rating agency to the assumption of the
                                          GMAC Mortgage and to the Mezzanine
                                          Financing (as described in "Proposal
                                          One: Consent to the Asset Sale--Terms
                                          of the Purchase and Sale
                                          Agreement--Mezzanine Financing"), the
                                          receipt of estoppel certificates from
                                          certain anchor and mall space tenants
                                          and other customary conditions.

THE CLOSING                               If the conditions to closing the Asset
                                          Sale are satisfied, the closing is
                                          expected to take place during the
                                          fourth quarter of 1999 (the "Closing
                                          Date").

TAX CONSEQUENCES OF THE ASSET SALE        The Asset Sale will have federal
                                          income tax consequences for both the
                                          Company and the Beneficiaries as
                                          described in "Proposal One: Consent to
                                          the Asset Sale--Tax Consequences of
                                          the Asset Sale."

NO DISSENTERS' RIGHTS                     Under Ohio law, the Beneficiaries do
                                          not have dissenters' rights to receive
                                          payment for their Shares as a result
                                          of the Asset Sale.

REQUIRED VOTE FOR PROPOSAL                The affirmative vote of the holders of
                                          a majority of the outstanding Shares
                                          as of the Record Date is required to
                                          consent to the Asset Sale.

VOTING AGREEMENTS                         Gotham, which beneficially owns
                                          approximately 13.75% of the Shares,
                                          and Apollo, which beneficially owns
                                          approximately 7.04% of the Shares,
                                          have each entered
                                          into agreements pursuant to which they
                                          have agreed to vote to consent to the
                                          Asset Sale.

RECOMMENDATION OF THE BOARD OF TRUSTEES   The Board of Trustees unanimously
                                          recommends that the Beneficiaries
                                          consent to the Asset Sale.


PROPOSALS RELATING TO AMENDMENTS TO THE COMPANY'S DECLARATION OF TRUST

PROPOSAL TWO:  APPROVAL OF THE INVESTMENT AMENDMENT

PURPOSE OF INVESTMENT AMENDMENT           The Declaration of Trust provides for
                                          various guidelines, limitations and
                                          requirements with respect to the
                                          investment and financing of Company
                                          assets. The Board of Trustees believes
                                          that the Investment Amendment will
                                          enhance management's flexibility in
                                          selecting appropriate investments for
                                          Company assets. An additional purpose
                                          of the Investment Amendment is to
                                          enable the Company to compete more
                                          effectively in the current real estate
                                          marketplace. The proposed Investment
                                          Amendment is intended to enable the
                                          Board of Trustees to fulfill its
                                          responsibilities in overseeing the
                                          investment and financing of Company
                                          assets in a manner which is in the
                                          best interests of the Beneficiaries.

EFFECTS OF INVESTMENT AMENDMENT           The proposed Investment Amendment
                                          would authorize the Trustees to make
                                          determinations with respect to asset
                                          investment and financing, and related
                                          matters, without regard to certain of
                                          the current guidelines, limitations
                                          and requirements set forth in Article
                                          XI of the Declaration of Trust. The
                                          provisions of the Declaration of Trust
                                          that prohibit actions preventing the
                                          Company from qualifying or continuing
                                          to qualify as a REIT would continue in
                                          effect.

REQUIRED VOTE FOR PROPOSAL                The affirmative vote of holders of a
                                          majority of the outstanding Shares as
                                          of the Record Date is required to
                                          approve the Investment Amendment.

RECOMMENDATION OF THE BOARD OF TRUSTEES   The Board of Trustees unanimously
                                          recommends that the Beneficiaries
                                          approve the Investment Amendment.

PROPOSAL THREE:  APPROVAL OF THE SHARE SPLIT AMENDMENT

PURPOSE OF SHARE SPLIT AMENDMENT          The Declaration of Trust does not
                                          specifically authorize the Trustees to
                                          effectuate a share combination or
                                          reverse split of the Shares or a
                                          forward or regular split of the
                                          Shares. The purpose of the Share Split
                                          Amendment is to enhance the ability of
                                          the Board of Trustees to modify the
                                          number of Shares outstanding from time
                                          to time without directly affecting the
                                          Company's shareholders' equity.

PLANS OF THE COMPANY WITH RESPECT TO A SHARE SPLIT

                                          At its August 10, 1999 regular
                                          meeting, the Board of Trustees
                                          preliminarily and conditionally
                                          approved a one-for-ten share
                                          combination or reverse split of the
                                          Shares, whereby Beneficiaries would
                                          receive one Share for every ten Shares
                                          owned. In this connection, the Board
                                          has determined to seek approval by the
                                          Beneficiaries of the Share Split
                                          Amendment in order to obtain the
                                          authority to implement a reverse
                                          split. Accordingly, the Board of
                                          Trustees has decided to defer final
                                          action with respect to effectuating a
                                          specific reverse split affecting the
                                          Shares pending approval by
                                          Beneficiaries of the Share Split
                                          Amendment.


EFFECTS OF SHARE SPLIT AMENDMENT          For purposes of illustration, in the
                                          event the Board of Trustees
                                          effectuated a one-for-ten reverse
                                          split, each Beneficiary would own
                                          one-tenth of the number of Shares
                                          previously owned. The number of Shares
                                          that the Company is authorized to
                                          issue will not change as a result of a
                                          reverse or forward split. The par
                                          value of the Shares may be changed or
                                          may remain the same after giving
                                          effect to a reverse or forward split,
                                          as the Board may determine.

                                          A reverse or forward split will not
                                          affect any Beneficiary's proportionate
                                          equity interest in the Company, other
                                          than as a result of the treatment of
                                          fractional interests, or the rights,
                                          preferences, privileges or priorities
                                          of the Shares. Furthermore, a reverse
                                          or forward split will not affect the
                                          total shareholders' equity of the
                                          Company. In connection with a reverse
                                          or forward split, appropriate
                                          adjustments will be made in the
                                          exercise price of, and number of
                                          Shares issuable under, the Company's
                                          outstanding share options and
                                          warrants. Similar adjustments will be
                                          made with respect to the conversion
                                          rights relating to the Company's
                                          Series A Cumulative Convertible
                                          Redeemable Preferred Shares
                                          ("Preferred Shares").

REQUIRED VOTE FOR PROPOSAL                The affirmative vote of holders of a
                                          majority of the outstanding Shares as
                                          of the Record Date is required to
                                          approve the Share Split Amendment.

RECOMMENDATION OF THE BOARD OF TRUSTEES   The Board of Trustees unanimously
                                          recommends that the Beneficiaries
                                          approve the Share Split Amendment.

                SPECIAL CONSIDERATIONS RELATING TO THE ASSET SALE

THE ASSET SALE WILL REDUCE THE SIZE AND DIVERSITY OF FIRST UNION'S PORTFOLIO

         The Asset Sale will reduce the size and diversity of First Union's portfolio. Consequently, the remaining properties will generate less revenue. Additionally, the overall performance of the Company will depend more on each individual property and will be more susceptible to poor performance at a particular property and weaker economic conditions in a particular geographic area.

REPLACEMENT ASSETS, IF ANY, MAY NOT PROVIDE GREATER VALUE

         If any or all of the net proceeds are applied towards the purchase of replacement assets, there can be no assurance that the replacement assets will be as valuable as the assets they replace or provide greater returns to First Union and the Beneficiaries.

THE ASSET SALE MAY CAUSE FIRST UNION TO FAIL TO QUALIFY AS A REIT FOR FEDERAL INCOME TAX PURPOSES

         A REIT is required to meet certain asset and income tests to maintain its status as a REIT for federal income tax purposes. For example, in general, at least 75% of the value of a REIT's assets must consist of real property, cash and government securities. Additionally, among the remaining 25% of a REIT's assets, the securities of a single issuer may not exceed 5% of the value of the REIT's total assets. The Asset Sale may cause First Union to fail to meet either or both of those asset tests. Furthermore, in general, at least 75% of a REIT's annual income must consist of real property rents, mortgage interest, gain from the sale of real estate assets, and other real estate related types of income, while at least 95% of a REIT's annual income must come from those sources plus other types of passive income. The Asset Sale may cause First Union to fail to meet either or both of those income tests in the future. If First Union were to fail to qualify as a REIT in any year, it would be subject to federal income taxation as if it were a domestic corporation, and the Beneficiaries would be taxed on distributions from First Union in the same manner as shareholders of ordinary corporations (i.e., the distributions would be ordinary dividend income to the extent of First Union earnings and profits). In this event, First Union could be subject to potentially significant tax liabilities, and, therefore, the amount of cash available for distribution to the Beneficiaries would be reduced or eliminated. In addition, First Union could not re-elect REIT status for at least five years, and First Union would permanently lose its grandfathered status as a "stapled" REIT. First Union presently desires and intends to maintain its status as a REIT for federal income tax purposes, but there can be no assurance that, following the closing, it will be able to maintain this status.

                     PROPOSAL ONE: CONSENT TO THE ASSET SALE

         The Beneficiaries are being asked to consent to the Asset Sale. The Board is seeking Beneficiary consent to the Asset Sale in accordance with the Declaration of Trust, which provides that no sale of more than 50% of the Company's property may be made without the consent of holders of at least a majority of the outstanding Shares. The Asset Sale, together with prior asset sales that were part of a sales program initiated by the Company in June 1998, would, in the aggregate, constitute a sale by the Company of more than 50% of the Company's property. Accordingly, a vote to consent to the Asset Sale will be deemed a vote to consent to the sale by the Company of more than 50% of the Company's property. The Board of Trustees unanimously determined that the Purchase and Sale Agreement is advisable and fair and in the best interests of the Company and the Beneficiaries. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE BENEFICIARIES VOTE TO CONSENT TO THE ASSET SALE.

         The following information describes: (1) the background of the asset sales program, (2) the reasons for the Asset Sale, (3) how the Company will use the proceeds from the Asset Sale and (4) the plans for the Company subsequent to the Asset Sale. Also included is information with respect to the parties to the Asset Sale, the terms of the Purchase and Sale Agreement and the terms of the Voting Agreements.

BACKGROUND OF THE ASSET SALES PROGRAM

GENERAL

         In June 1998, following a proxy contest successfully waged by Gotham, the Board decided to examine the Company's holdings to determine which assets to retain and which assets to liquidate as part of a sales program. The Company hired several brokers to market its assets and to explore possible individual asset or packaged asset sales.

         The following is a list of the properties that the Company sold as a result of this marketing effort in general chronological order as to the date of sale:


          PROPERTY                   LOCATION         APPROXIMATE SIZE          DATE SOLD       GROSS PROCEEDS
          --------                   --------         ----------------          ---------       --------------

Woodland Commons Shopping    Buffalo Grove, IL      170,000 sq. ft.        February 17, 1999     $ 21,636,511
     Center

Beck Building (Office)       Shreveport, LA         185,000 sq. ft.        March 23, 1999           2,150,000

Sutter Buttes (Office)       Marysville, CA         427,000 sq. ft.        April 1, 1999            3,800,000

Northwest Malls                                                            May 5, 1999             37,400,000

     Valley Mall             Yakima, WA             272,000 sq. ft.

     Valley North Mall       Wenatchee, WA          163,000 sq. ft.

     Mall 205                Portland, OR           255,000 sq. ft.

     Plaza 205               Portland, OR           167,000 sq. ft.

Apartment Complexes                                                        May 12, 1999            86,000,000

     Somerset Lakes          Indianapolis, IN            360 units

     Steeplechase            Cincinnati, OH              272 units

     Briarwood               Fayetteville, NC            274 units

continued from previous page


          PROPERTY              LOCATION             APPROXIMATE SIZE        DATE SOLD        GROSS PROCEEDS
          --------              --------             ----------------        ---------        --------------

     Hunter's Creek          Cincinnati, OH              146 units

     Beech Lake              Durham, NC                  345 units

     Woodfield Gardens       Charlotte, NC               132 units

     Windgate Place          Charlotte, NC               196 units

     Walden Village          Atlanta, GA                 372 units

Magic Mile Parking Lot       Arlington, TX            1,000 spaces          May 17, 1999      $    2,000,000

Two Mall Sales Package                                                     June 10, 1999          22,050,000

     Crossroads Mall         Fort Dodge, IA         332,000 sq. ft.

     Kandi Mall              Willmar, MN            441,000 sq. ft.

Fingerlakes Mall             Auburn, NY             405,000 sq. ft.         June 3, 1999           2,250,000

Mountaineer Mall             Morgantown, WV         618,000 sq. ft.         July 1, 1999          11,000,000

Fairgrounds Square Mall      Reading, PA            537,000 sq. ft.        July 28, 1999          24,750,000

         The Company is marketing for possible sale certain additional properties as part of the sales program commenced in June 1998. See "--Plans for the Company Subsequent to the Asset Sale."

BACKGROUND OF THE ASSET SALE

         The properties proposed to be sold in the Asset Sale are six malls of the nine-mall Marathon portfolio that First Union acquired in 1996, namely Alexandria Mall in Alexandria, Louisiana; Brazos Mall in Lake Jackson, Texas; Killeen Mall in Killeen, Texas; Mesilla Valley Mall in Las Cruces, New Mexico; Shawnee Mall in Shawnee, Oklahoma; and Villa Linda Mall in Santa Fe, New Mexico.

         In September 1996, the Company purchased the portfolio of nine retail shopping malls from Marathon U.S. Realties, Inc. by investing $30 million as equity in a joint venture which purchased the portfolio, comprising approximately 5,800,000 square feet of gross leaseable area. The joint venture's purchase price for the nine malls was approximately $311.7 million, which included the assumption of approximately $40 million in existing mortgage debt and a new mortgage loan for approximately $165 million provided by GMAC Commercial Mortgage Corporation ("GMAC"), an affiliate of one of the members of the joint venture. Eight of the mall properties were acquired by the joint venture in fee and one was acquired through the purchase of a 50% partnership interest in the mall.

         In September 1997, the Company acquired the interests of its joint venture partners in the nine-mall Marathon portfolio for approximately $88 million in cash and the assumption of approximately $203 million of mortgage debt.

         In June 1998, the Company hired Granite Partners, Inc. ("Granite") to market its shopping malls for a fee of 0.6% of the applicable purchase price. In September 1998, Granite distributed an offering memorandum to seek indications of interest in buying the Company's mall assets. After receiving bids from interested buyers in December 1998 and in January 1999, the Company concluded that it would maximize its profits if it sold each property separately or some properties as a package, but not all of the properties as a group. As a result, the Company contacted selected bidders and commenced preliminary negotiations for the sale of different groups of properties, as well as for individual properties.

         On April 12, 1999, Granite sent a letter to the four prospective buyers which had submitted the best bids for the Malls and other properties, requesting that they submit their highest and final offers. Whitehall/Zamias submitted a bid on April 15, 1999 and another prospective purchaser (the "Competitor") submitted a bid on April 20, 1999. The two other prospective bidders also submitted bids, but the Company determined that the Whitehall/Zamias bid and the Competitor's bid were superior to these two other bids. Consequently, the Company decided to negotiate only with Whitehall/Zamias and the Competitor for the sale of the Company's mall assets. On May 4, 1999, William A. Ackman, Chairman of the Board of Trustees, together with senior management of the Company, met separately with Whitehall/Zamias and the Competitor to discuss the terms of their respective bids.

         On May 7, 1999, the Company and its outside counsel commenced negotiations with the Competitor for the sale of the Malls, Pecanland Mall in Monroe, Louisiana and its 50% interest in Temple Mall in Temple, Texas. At that time, the Competitor commenced a customary due diligence review. On May 17, 1999, the Board met and authorized management to pursue a purchase and sale agreement with the Competitor containing the terms and conditions discussed at the meeting. On May 26, 1999, the Company sent a draft purchase and sale agreement to the Competitor.

         On June 8, 1999, the Company received comments from the Competitor on the draft purchase and sale agreement. At that time, significant outstanding open issues remained. Discussions between the Company and the Competitor continued for several days. On June 21, 1999, Daniel P. Friedman, President and Chief Executive Officer of the Company, and Anne Zahner, Executive Vice President of the Company, met with the Competitor's management to discuss the status of the deal. Mr. Friedman and Ms. Zahner concluded that several outstanding open issues remained between the Company and the Competitor. Discussions between the Company and the Competitor were sporadic thereafter until the week of July 5, 1999, when the Company and its outside counsel resumed frequent negotiation sessions with the Competitor. The Company continued to provide due diligence materials to the Competitor through July 13, 1999.

         Meanwhile, on June 2, 1999, the Company and its outside counsel commenced negotiations with Whitehall/Zamias for the sale of the Malls. On June 7, 1999, the Company distributed a draft purchase and sale agreement to Whitehall/Zamias. At a meeting on June 16, 1999, Mr. Ackman and Michael K. Klingher, a managing director of Goldman, Sachs & Co., discussed the potential purchase price to be paid for the Malls. Also on June 16, 1999, Whitehall/Zamias distributed to the Company a revised draft purchase and sale agreement. On June 22, 1999, Mr. Ackman met with Brad S. Lebovitz, Senior Vice President of Zamias Services Inc., to discuss outstanding open issues. From June 16, 1999 until July 13, 1999, management and representatives of each of the Company and Whitehall/Zamias participated in a number of meetings and negotiation sessions to resolve any outstanding open issues with respect to their purchase and sale agreement.

         On July 13, 1999, the Board of Trustees considered the terms and status of the proposals of Whitehall/Zamias and the Competitor and directed management and the Chairman of the Board to pursue the Whitehall/Zamias proposal and to seek certain modifications to the proposal. On July 13 and 14, 1999, the Company's management and the Chairman of the Board negotiated further with Whitehall/Zamias and Whitehall/Zamias agreed to the requested changes. On July 14, 1999, the parties executed the Purchase and Sale Agreement and each of Gotham and Apollo executed a Voting Agreement agreeing to vote all of its Shares to consent to the Asset Sale.

         On August 11, 1999, the parties executed a letter agreement amending the Purchase and Sale Agreement. On August 12, 1999, each of Gotham and Apollo executed a new Voting Agreement agreeing to vote all of its Shares to consent to the Asset Sale. On September 22, 1999, the parties executed a second letter agreement and on October 7, 1999, the parties executed a third letter agreement, each amending the Purchase and Sale Agreement.

REASONS FOR THE ASSET SALE

         In reaching its decision to approve the Asset Sale, the Board of Trustees considered the following factors:

         - The Board's belief that the Company could earn a more attractive return from reinvesting the net proceeds of the Asset Sale than from retaining the Properties;

         - That the Properties are subject to a cross-collateralized mortgage, thereby reducing the Company's financial flexibility and subjecting the equity in all of the Properties to the risk of loss if one of the Properties performs poorly;

         - That the Properties had been widely marketed for several months, which gave the Company ample opportunity to determine the fair market value of the Properties;

         - The Board's belief that the Properties require significant additional capital to maintain present occupancy levels and compete effectively for tenants and shoppers; and

         - The risk that the Properties may yield less attractive returns in the future as a result of competition between tenants of the Properties and Internet retailers.

         The Board also considered the following potentially negative factors in its deliberations concerning the Asset Sale:

         - That the Company did not need the Asset Sale proceeds to satisfy its capital requirements;

         - That the Competitor's bid was somewhat higher than Purchaser's bid; and

         - That the Competitor had completed a significant portion of the agreed upon due diligence, whereas Purchaser was in the early stages of a standard due diligence review.

         However, the Competitor's bid was contingent on obtaining additional debt financing and resolving several outstanding open issues. Additionally, contract negotiations with respect to the Competitor's bid were not complete and were expected to continue for several weeks. Also, the Company was not precluded from continuing negotiations with the Competitor until Purchaser completed its due diligence and paid the Additional Deposit (as defined in "--Terms of the Purchase and Sale Agreement--The Purchase Price").

         After fully considering the matter and weighing the factors described above, as well as certain additional considerations, including those reflected in "Special Considerations Relating to the Asset Sale," the Board of Trustees determined that the Purchase and Sale Agreement is advisable and fair and in the best interests of the Company and the Beneficiaries. The Board of Trustees determined not to retain a third party to render a fairness opinion regarding the Asset Sale because it (i) believed the Company had ample opportunity to determine the fair market value of the Properties by widely marketing the Properties for several months and (ii) desired to conserve the Company's resources.

         This discussion of the information and factors considered and given weight by the Board of Trustees is not intended to be exhaustive, but is believed to include all material factors considered by the Board of Trustees. In reaching the determination to approve and recommend that the Beneficiaries consent to the Asset Sale, the Board of Trustees did not undertake a separate analysis of each of the factors considered, nor did it find it practical to and it did not assign any relative or specific weight to any of the factors which were considered, and individual Trustees may have given differing weights to different factors.

USE OF PROCEEDS OF THE ASSET SALE

         The Company will receive approximately $188 million in aggregate consideration for the Asset Sale after the payment of expenses, including broker, legal and accounting fees and miscellaneous costs and adjustments, but not including operating income and expense prorations. Of the approximately $188 million, approximately $73 million will be in cash and approximately $115 million will be from the assumption of the GMAC Mortgage. The Company expects to use approximately $51 million of the net cash proceeds to pay off existing mortgage debt and a prepayment penalty relating to the Park Plaza Mall in Little Rock, Arkansas, which is cross-collateralized with the six Malls. The Company may sell or refinance the Park Plaza Mall, in which case such portion of the net cash proceeds or the sale or refinancing proceeds, as the case may be, would be available to the Company for alternative uses. The Company is in the process of exploring alternative uses for the net cash proceeds to be received, including, without limitation:

         -    investing in its existing portfolio;

         -    implementing or continuing a share repurchase or similar program;

         - distributing such net proceeds to the Beneficiaries, including, but not necessarily limited to, amounts required to satisfy certain REIT distribution requirements resulting from previous asset sales and net income in 1999, if any; and

         -    making new investments.

PLANS FOR THE COMPANY SUBSEQUENT TO THE ASSET SALE

         The Company's long-term economic goal is to increase the per share net asset value of the Company at the highest possible rate, without undue risk, over multi-year periods. The Company perceives itself as a publicly-traded investment vehicle with REIT status, rather than as a shopping center or other property-specific REIT. The Company continues to monitor the benefits of, and the restrictions imposed by, maintaining its REIT status. The Company presently desires and intends to maintain its status as a REIT for federal income tax purposes, but is considering other formats. There can be no assurance that, following the closing, the Company will be able to maintain its REIT status. See "Special Considerations Relating to the Asset Sale--The Asset Sale may cause First Union to fail to qualify as a REIT for federal income tax purposes."

         The Company is in the process of soliciting or evaluating proposals with respect to the sale of Pecanland Mall in Monroe, Louisiana; Park Plaza Mall in Little Rock, Arkansas; Crossroads Center in St. Cloud, Minnesota; and its 50% interest in Temple Mall in Temple, Texas. The Company may sell these properties if it receives offers which it believes are advantageous to the Company and the Beneficiaries. The Company is also evaluating possible alternative investment opportunities. Furthermore, the Company is currently exploring refinancing alternatives with respect to Park Plaza Mall and Crossroads Center. Additionally, the Company is exploring the possibility of distributing to the Beneficiaries interests in a company that would own most of the Company's remaining assets and then selling the remaining public company and assets, including some of its cash, to a third party. The Company is in the initial stages of examining such a transaction, has engaged a financial advisor to assist it in such examinations, and cannot determine whether such a transaction is reasonably likely to be consummated.

         The Trustees have recently approved the purchase of up to $20 million of the Company's Shares in open market, privately negotiated or other types of transactions, from time-to-time as market conditions warrant. The Company commenced this repurchase program on August 23, 1999 and has so far repurchased 1,465,922 Shares for an aggregate price of $7,756,103.

THE PARTIES

FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

         First Union is a REIT whose primary business has been to buy, manage, improve cash flow of and own retail, apartment, office and parking properties throughout the United States and Canada. First Union and FUMI have an organizational structure commonly referred to as "stapled," where the Shares are "stapled to" a proportionately equal interest in the common stock of FUMI, with some exceptions. The Shares may not be issued or transferred without their "stapled" counterparts in FUMI. The common stock of FUMI is held in trust for the benefit of the Beneficiaries. FUMI owns a controlling interest in Impark, a Canadian parking and management services company.

         As of September 30, 1999, First Union owned, including under long-term ground leases, 11 shopping centers (including the six Malls, which are under contract to be sold), three office properties and seven parking facilities in the United States, and 14 Canadian real estate assets. First Union also owns 50% of an additional mall in a joint venture with an unrelated party. Since the beginning of 1999, First Union has sold ten shopping centers, eight apartment complexes, two office properties and a parking facility and is in the process of selling the six Malls pursuant to the Purchase and Sale Agreement and evaluating a number of proposals for other asset sales.

         First Union's principal offices are located at 55 Public Square, Suite 1900, Cleveland, Ohio 44113-1937 (telephone number (216) 781-4030) and 551 Fifth Avenue, Suite 1416, New York, New York 10176 (telephone number (212) 905-1100).

SELLER

         Southwest is a Delaware limited liability company and an indirect wholly-owned subsidiary of First Union.

PURCHASER

         Whitehall/Zamias is a joint venture of Whitehall Street Real Estate Limited Partnership XI, a real estate fund sponsored by Goldman, Sachs & Co., and Zamias Services Inc.

TERMS OF THE PURCHASE AND SALE AGREEMENT

         The terms and conditions of the Asset Sale are contained in the Purchase and Sale Agreement, a copy of which is attached to this Proxy Statement as Appendices A-D and is incorporated herein by reference. The description in this Proxy Statement of the terms and conditions of the Asset Sale is qualified in its entirety by, and made subject to, the more complete information set forth in the Purchase and Sale Agreement. THE BENEFICIARIES ARE URGED TO READ THE PURCHASE AND SALE AGREEMENT CAREFULLY IN ITS ENTIRETY.

THE PURCHASE PRICE

         The purchase price is $191.5 million payable as follows: (i) $1 million (the "Initial Deposit"), upon the execution of the Purchase and Sale Agreement,
(ii) $9 million (the "Additional Deposit" and, together with the Initial Deposit, the "Deposit"), after Purchaser completes its due diligence and (iii) the balance, which includes the assumption of the GMAC Mortgage (as described below), at the closing. Purchaser has completed its due diligence and has paid to Seller the Deposit.

ASSETS TO BE TRANSFERRED

         The Properties proposed to be sold in the Asset Sale are six malls of the nine-mall Marathon portfolio that First Union acquired in 1996, namely Alexandria Mall in Alexandria, Louisiana; Brazos Mall in Lake Jackson,

Texas; Killeen Mall in Killeen, Texas; Mesilla Valley Mall in Las Cruces, New Mexico; Shawnee Mall in Shawnee, Oklahoma; and Villa Linda Mall in Santa Fe, New Mexico.

LIABILITIES TO BE ASSUMED BY PURCHASER

         The six Malls, together with the Park Plaza Mall, secure a promissory note held by GMAC, as Servicing Agent, on which there is a present principal balance of approximately $161.4 million (the "GMAC Mortgage"). Purchaser is required to assume the GMAC Mortgage, provided that Seller causes the release of the Park Plaza Mall, which is not included in the Asset Sale, from the GMAC Mortgage, for a release price of approximately $46 million, and pays any assumption and transfer fee imposed by GMAC up to 1% of the outstanding principal balance of the GMAC Mortgage to be assumed by Purchaser. To the extent that the assumption and transfer fee is less than 1% of the outstanding principal balance, Seller will pay Purchaser 50% of the difference between 1% of the outstanding principal balance and the amount of the assumption and transfer fee. Purchaser is required to pay all other costs in connection with the assumption, including legal fees and rating agency fees. Additionally, Purchaser will pay or reimburse Seller for certain transaction costs, which total approximately $400,000.

MEZZANINE FINANCING

         Purchaser must use its reasonable good faith efforts to obtain the consent of GMAC and the rating agency to any mezzanine financing that it may obtain in connection with the transaction (the "Mezzanine Financing"). If either GMAC or the rating agency does not consent to the Mezzanine Financing, the Purchase and Sale Agreement will terminate, unless either GMAC or the rating agency, as the case may be, does not consent to the Mezzanine Financing because the proposed lender is not satisfactory to GMAC or the rating agency, as the case may be, and such proposed lender is not one of the lenders that Purchaser and Seller have pre-approved. On October 7, 1999, GMAC consented to the Mezzanine Financing.

REPRESENTATIONS AND WARRANTIES

         The Purchase and Sale Agreement contains various representations and warranties of Seller and Purchaser. The respective representations and warranties of Seller and Purchaser will survive the closing for six months.

         The representations of Seller relate generally to: corporate organization, qualification and good standing; authorization, enforceability and related matters; conflicts and requisite consents; solvency; anchor agreements, leases and specialty license agreements; condemnation; litigation; compliance with applicable laws; licenses and permits; security deposits; rights of first offer and first refusal; employees; and environmental matters.

         The representations of Purchaser relate generally to: corporate organization, qualification and good standing; authorization, enforceability and related matters; conflicts and requisite consents; and solvency.

INDEMNIFICATION

         If the closing occurs, Seller and the Company have agreed to jointly and severally indemnify and hold harmless Purchaser and Purchaser's affiliates from and against any and all losses, claims, damages, liabilities, costs and expenses, including reasonable attorney's fees and expenses (collectively, "Losses") arising out of or due to, directly or indirectly, any breach of any of the representations, warranties, covenants, or obligations of Seller contained in the Purchase and Sale Agreement.

         Notwithstanding the foregoing, the parties have agreed that Seller and the Company are not required to indemnify Purchaser for any Losses unless and until Purchaser has incurred Losses aggregating in excess of $500,000, in which case Purchaser and its affiliates will be entitled to indemnification for such Losses in excess of $500,000, but Seller and the Company's indemnification obligations will not exceed $5 million.

CONDUCT PENDING CLOSING

         Seller is generally required to continue to manage the Properties consistent with Seller's normal and customary practice. However, Purchaser may require Seller to enter into leases with The Gap and Old Navy and other parties that are reasonably acceptable to Seller. The terms, conditions and lease documents with respect to these leases will be commercially reasonable as determined by Purchaser, provided that, with respect to tenants other than The Gap or Old Navy, the terms, conditions and lease documents must also be reasonably acceptable to Seller. In the event that Seller does not execute such a lease requested by Purchaser within five business days, Purchaser may execute the lease on behalf of Seller. Purchaser is required to deposit in escrow certain out-of-pocket costs in connection with such leases ("Tenant Costs"), to be used by Seller to pay such costs. Seller may not enter into or modify any lease, anchor agreement, license or occupancy agreement with respect to the Properties without the consent of Purchaser.

EXCLUSIVITY

         From and after the date that Purchaser makes the Additional Deposit, neither Seller nor the Company may, directly or indirectly, solicit, pursue, entertain, negotiate, enter into or attempt to engage in, any discussions with any person or entity other than Purchaser with a view toward the sale of all or any portion of the Malls. The Company may, however, respond to a bona fide proposal, which is neither solicited nor encouraged by Seller or the Company, to buy all of the Malls (but not less than all) if the Board of Trustees has determined that (a) the alternative proposal is more favorable from a financial point of view; (b) the proposal is reasonably capable of being consummated; and
(c) based on the advice of outside legal counsel, the Company has the fiduciary duty under applicable law or its organizational documents to the Beneficiaries to respond to and pursue the alternative proposal.

CONDITIONS TO THE CLOSING

         The closing is conditioned upon Purchaser obtaining the consent of GMAC (the "GMAC Consent") and the rating agency (the "Rating Agency Consent") to Purchaser's assumption of the GMAC Mortgage and to the Mezzanine Financing. On October 7, 1999, Purchaser obtained the GMAC Consent.

         The closing is also conditioned upon consent to the Asset Sale by the Beneficiaries on or prior to November 30, 1999, subject to extension in certain circumstances at the election of Purchaser, but in no event later than February 28, 2000 (such date, the "Beneficiary Approval Deadline").

         Additionally, the closing is conditioned upon Seller delivering to Purchaser estoppel certificates in a specified form from certain Mall anchors as well as a certain portion of non-anchor mall tenants. Regarding each Mall anchor for which Seller is not required to obtain an estoppel certificate, Seller must provide Purchaser with a certificate from Seller substantially similar to the form of the estoppel certificate. Seller is also required to deliver at closing an estoppel certificate from GMAC certifying, among other things, that all payments due to GMAC have been made and that GMAC has not provided Seller with written notice of and has no knowledge of any default by Seller under any of the GMAC loan documents. Finally, Seller is required to use its best efforts to deliver an estoppel certificate from each lessor under the two ground leases at Alexandria Mall; provided that, if either estoppel certificate is not obtained, Seller must provide Purchaser with a certificate from Seller substantially similar to such estoppel certificate.

         The closing is also conditioned on the clearance of certain title objections.

THE CLOSING

         The closing will occur on a date (the "Closing Date") within ten business days after the consent by the Beneficiaries, subject to certain permitted adjournments, but in no event later than December 20, 1999; however, such date will be extended by the number of days that Purchaser extends the Beneficiary Approval Deadline.

TERMINATION

         Either party may terminate the Purchase and Sale Agreement if any condition to that party's obligation to close is not met on or before the Closing Date or if the other party defaults under the Purchase and Sale Agreement. Additionally, Purchaser may terminate the Purchase and Sale Agreement in the event of damage, destruction or condemnation resulting in a loss or a reasonably expected condemnation award, as the case may be, in excess of $2.5 million with respect to any Mall. Furthermore, the Purchase and Sale Agreement will terminate if (A) Beneficiary consent to the Asset Sale is not received by the Beneficiary Approval Deadline, (B) the Board of Trustees withdraws or fails to reaffirm its recommendation that the Beneficiaries consent to the Asset Sale,
(C) the Board of Trustees or the Beneficiaries vote to approve a proposal to sell all or any of the Malls to a party other than Purchaser or the Company signs an agreement to sell all or any of the Malls to a party other than Purchaser or (D) Seller breaches the exclusivity provision described above under "--Exclusivity" (each of (A)-(D), a "Termination Provision").

EFFECT OF TERMINATION

         If Seller terminates the Purchase and Sale Agreement because Purchaser has defaulted under the Purchase and Sale Agreement, then, as a sole remedy, Seller may retain the Deposit and all Tenant Costs advanced by Purchaser not previously expended ("Escrowed Tenant Costs"). If Purchaser terminates the Purchase and Sale Agreement because Seller has defaulted under the Purchase and Sale Agreement, then Seller must return to Purchaser the Deposit and all Escrowed Tenant Costs and reimburse Purchaser for its out-of-pocket expenses. Alternatively, if Seller obtains Beneficiary consent to the Asset Sale and Seller defaults under the Purchase and Sale Agreement, then, in lieu of its other remedies, Purchaser may obtain specific performance of the Purchase and Sale Agreement.

         If the Purchase and Sale Agreement terminates because the Rating Agency Consent is not received, then Seller may retain the Initial Deposit, but Seller must return to Purchaser the Additional Deposit and all Escrowed Tenant Costs.

         If the Purchase and Sale Agreement terminates pursuant to any other Termination Provision, other than because Beneficiary consent to the Asset Sale has not been received by the Beneficiary Approval Deadline as a result of (a) Seller's inability to timely clear with the Securities and Exchange Commission (the "Commission") a definitive proxy statement, inclement weather or matters of a similar type which are beyond the control of Seller (each such circumstance, an "Unavoidable Delay") or (b) the Beneficiaries voting against the Asset Sale, then, as a sole remedy, Seller must return to Purchaser the Deposit and all Escrowed Tenant Costs and pay Purchaser an additional $10 million.

         If the Purchase and Sale Agreement terminates because Beneficiary consent to the Asset Sale has not been received by the Beneficiary Approval Deadline as a result of an Unavoidable Delay or the Beneficiaries voting against the Asset Sale, then, as a sole remedy, Seller must return to Purchaser the Deposit and all Escrowed Tenant Costs and pay to Purchaser $1.5 million, provided that, if Seller enters into an agreement to sell all or any of the Malls during the succeeding twelve-month period, Seller must pay to Purchaser an additional $8.5 million, for a total of $10 million.

TERMS OF THE VOTING AGREEMENTS

         In connection with the Purchase and Sale Agreement, each of Gotham and Apollo, in its capacity as a Beneficiary, has signed a Voting Agreement to vote all of its Shares held as of the Record Date, which Shares, in the aggregate, represent approximately 20.79% of the Company's Shares, to consent to the Asset Sale. Gotham and Apollo each agreed to vote all of its Shares (i) to consent to the Asset Sale, (ii) against any action that would result in a breach of the Purchase and Sale Agreement or its Voting Agreement and (iii) against any sale of the Properties to any party other than Purchaser. Additionally, each of Gotham and Apollo agreed to appoint Purchaser as its proxy to vote all of its Shares with respect to the sale of the Properties at any meeting of the Beneficiaries called to consider the Asset Sale. Each Voting Agreement will terminate upon the termination of the

Purchase and Sale Agreement in accordance with its terms or upon certain amendments, modifications or waivers of the Purchase and Sale Agreement.

         The above summary of each Voting Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the text of each Voting Agreement, which are attached as Exhibits 99.6 and 99.7, respectively, to the Company's Current Report on Form 8-K, filed with the Commission on August 16, 1999, and which are incorporated herein by reference.

SECURITY OWNERSHIP OF TRUSTEES AND OFFICERS AND CERTAIN BENEFICIAL OWNERS

         The table below sets forth, with respect to each member of the Board of Trustees, the executive officers, and all Trustees and executive officers as a group, information relating to their beneficial ownership of Shares as of September 27, 1999:

                                                                         AMOUNT AND NATURE OF
       NAME OF BENEFICIAL OWNER                                          BENEFICIAL OWNERSHIP1         PERCENT
       ------------------------                                          ---------------------         -------
       TRUSTEES
            William A. Ackman(2).......................................           5,841,233            13.75%
            Daniel J. Altobello(3).....................................               4,500            *
            David P. Berkowitz(2)......................................           5,841,233            13.75%
            Daniel P. Friedman (also an Executive Officer)(4)..........             399,120            *
            Stephen J. Garchik(3)......................................               7,500            *
            David S. Klafter(5, 6).....................................                   0            --
            William A. Scully(7).......................................                   0            --
            Daniel Shuchman(5, 6)......................................                   0            --
            Steven S. Snider(3)........................................               5,000            *
            Mary Ann Tighe(3, 6).......................................               7,500            *
            James A. Williams(3, 6)....................................              21,500            *

       EXECUTIVE OFFICERS
            John J. Dee(8).............................................              82,995            *
            Paul F. Levin(9)...........................................              53,050            *
            Brenda Mixson..............................................                   0            --
            David Schonberger(10)......................................             121,374            *
            Anne N. Zahner(10).........................................             121,374            *
        All Trustees and executive officers (16) as a group(11)........           6,658,146            15.42%

--------------

*   Beneficial ownership does not exceed 1%.

1    Pursuant to Rule 13d-3 of the Exchange Act, a person is deemed to be a beneficial owner if he has or shares voting power or investment authority in respect of such security or has the right to acquire beneficial ownership within
     60 days. The amounts shown in the above table do not purport to represent beneficial ownership except as determined in accordance with this Rule. Each
     Trustee and executive officer has sole voting and investment power with respect to the amounts shown or shared voting and investment powers with his or her spouse, except as indicated below.

2    Mr. Ackman is the President of Karenina Corporation, a general partner of
     Section H Partners, L.P. ("Section H") and Mr. Berkowitz is the President of DPB
     Corporation ("DPB"), a general partner of Section H. Section H is the sole general partner of Gotham LP and Gotham Partners III, L.P. ("Gotham III LP").
     Accordingly, Mr. Ackman, Mr. Berkowitz, Karenina Corporation, DPB and Section H
     may be deemed beneficial owners of Shares owned by Gotham LP and Gotham III LP.
     Gotham International Advisors, LLC, a Delaware limited liability company
     ("GIA"), has the power to vote and dispose of the Shares held for the account of
     Gotham Partners International, Ltd., a Cayman exempted company ("Gotham
     International"), and accordingly, may be deemed the beneficial owner of such shares. Mr. Ackman and Mr. Berkowitz are senior managing members of GIA and may be deemed beneficial owners of Shares owned by Gotham International. For purposes of this table, all of such ownership is included.

3    Includes 2,500 share awards ("Share Awards") granted to each of Mr. Altobello,
     Mr. Garchik, Mr. Snider, Ms. Tighe and Mr. Williams (each, a "Grantee") under the Company's 1999 Share Option Plan for Trustees, pursuant to which such Share
     Awards will generally become vested and exercisable on the day immediately prior to the Company's annual meeting in the year 2000 if the Grantee is still a member of the Board of Trustees at such time. Each Grantee currently has voting and dividend rights with respect to such Share Awards.

4    Includes 364,120 Shares that Mr. Friedman has the vested right to acquire through the exercise of options on November 2, 1999. Excludes 1,092,363 Shares that Mr. Friedman has the vested right to acquire through the exercise of options thereafter. Generally, 33.3% of such options to purchase 1,092,363
     Shares become exercisable annually, beginning on November 2, 2000.

5    Mr. Klafter and Mr. Shuchman are limited partners of Section H and members of
     GIA. As limited partners of Section H, Mr. Klafter and Mr. Shuchman have no right to vote or dispose of any Shares held by Gotham LP or Gotham III LP and therefore do not beneficially own any Shares held by Gotham LP or Gotham III LP.
     As members of GIA, Mr. Klafter and Mr. Shuchman have no right to vote or dispose of any Shares held by Gotham International, and therefore do not beneficially own any Shares held by Gotham International.

6    Mr. Klafter, Mr. Shuchman, Ms. Tighe and Mr. Williams are limited partners of
     Gotham LP. As limited partners of Gotham LP, they have no right to vote or dispose of any Shares held by Gotham LP, and therefore do not beneficially own any Shares held by Gotham LP.

         The following table sets forth, according to publicly available information on file with the Commission as of the dates indicated in the accompanying footnotes, except as otherwise indicated, information concerning each person known by First Union to be the beneficial owner of more than 5% of the Shares:

                                                                       AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                   BENEFICIAL OWNERSHIP(12)          PERCENT
------------------------------------                                   ----------------------            -------
Gotham Partners, L.P.(13)                                                5,841,233                       13.75%
Gotham International Advisors, L.L.C.
Gotham Partners III, L.P.
110 East 42nd Street
New York, NY 10017

Apollo Real Estate Investment Fund II, L.P.(14)                          2,990,379                        7.04%
c/o Apollo Real Estate Advisors II, L.P.
1301 Avenue of the Americas
New York, NY 10019

Magten Asset Management Corp.(15)                                        6,207,290                       14.62%
35 East 21st Street
New York, NY  10010

Snyder Capital Management, L.P.(16)                                      4,148,900                        9.77%
350 California Street
Suite 1460
San Francisco, CA  94104

-------------------

FOOTNOTES CONTINUED FROM PREVIOUS PAGE.

7 Mr. Scully is a limited partner of Apollo LP. As a limited partner, he has no right to vote or dispose of any Shares held by Apollo LP, and therefore does not beneficially own any Shares held by Apollo LP.

8 Includes 45,200 Shares that Mr. Dee has the vested right to acquire through the exercise of options, which are presently exercisable.

9 Includes 53,000 Shares that Mr. Levin has the vested right to acquire through the exercise of options, which are presently exercisable.

10 Includes 121,374 Shares which each of Mr. Schonberger and Ms. Zahner has the vested right to acquire through the exercise of options on November 2, 1999. Excludes 364,120 Shares which each of Mr. Schonberger and Ms. Zahner has the vested right to acquire through the exercise of options thereafter. Generally, 33.3% of such options to purchase 364,120 Shares become exercisable annually, beginning on November 2, 2000.

11 Includes a total of 98,200 Shares which are referenced in footnotes 8 and 9, a total of 606,868 Shares which are referenced in the first sentence of footnotes 4 and 10 and a total of 12,500 Share Awards which are referenced in footnote 3. Excludes a total of 1,820,603 Shares which are referenced in the second sentence of footnotes 4 and 10.

12 Pursuant to Rule 13d-3 of the Exchange Act, a person is deemed to be a beneficial owner if he has or shares voting power or investment authority in respect of such security or has the right to acquire beneficial ownership within 60 days. The amounts shown in the above table do not purport to represent beneficial ownership except as determined in accordance with this Rule.

13  The information regarding this holder was received by First Union from a
    Schedule 13D filed with the Commission on July 16, 1999. Gotham LP has sole voting and investment power with respect to 4,331,121 Shares, GIA has shared voting and investment power with respect to 1,431,664 Shares and Gotham III LP has sole voting and investment power with respect to 78,448 Shares.

14 The information regarding this holder is as of September 27, 1999 and was obtained from Apollo LP. This holder has shared voting and investment power with respect to all of its Shares.

15 The information regarding this holder is as of September 27, 1999, and was obtained from Magten Asset Management Corp. This holder has sole voting and investment power with respect to 444,780 Shares, shared voting and investment power with respect to 3,575,610 Shares, and shared investment and no voting power with respect to 2,186,900 Shares.
16 The information regarding this holder is as of September 27, 1999 and was obtained from Snyder Capital Management, L.P. This holder has shared voting and investment power with respect to 3,369,340 Shares and shared investment and no voting power with respect to 779,560 Shares.


INTERESTS OF MANAGEMENT OR TRUSTEES IN THE ASSET SALE

         None of the executive officers or Trustees of the Company has been offered an employment contract with Whitehall/Zamias, is eligible for any compensation or benefit from Whitehall/Zamias or the Company as a result of the proposed transaction, has any ownership interest or any other economic interest in Whitehall/Zamias, or in any other way stands to personally benefit as a result of the consummation of the Asset Sale.

ACCOUNTING TREATMENT OF THE ASSET SALE

         The Asset Sale will be reflected on the Company's financial statements as a sale of the assets with a loss recognized for the difference between the total proceeds under the Purchase and Sale Agreement and the book value of the net assets sold. The Company recorded an unrealized loss of $9 million on the carrying value of the Malls in the quarter ended June 30, 1999.

TAX CONSEQUENCES OF THE ASSET SALE

         The following summary of the material federal income tax consequences of the Asset Sale is not intended to be tax advice to any person, nor is it binding upon the Internal Revenue Service. In addition, no information is provided herein with respect to the tax consequences of the Asset Sale under applicable state, local, or foreign tax laws.

         The Company will recognize gain or loss on the Asset Sale equal to the difference between the amount realized by the Company from the Asset Sale and the Company's adjusted tax basis in the assets sold. The amount realized by the Company on the Asset Sale will equal the sum of the money received by the Company, plus the amount of the liabilities assumed by Purchaser, plus the amount of any liabilities to which the sold assets are subject. The Company will be subject to federal income taxation on any gain it recognizes on the Asset Sale unless the Company distributes to its Beneficiaries an amount equal to the amount of the gain. At this time, the Company anticipates recognizing a loss of approximately $9 million on the Asset Sale.

         If contrary to its current expectations, the Company recognizes a gain on the Asset Sale, the Company intends to distribute to the Beneficiaries, as a capital gain distribution, an amount equal to any gain it recognizes on the Asset Sale. If the Company makes such a distribution, the Company generally will not be taxed on the gain, but instead the Beneficiaries will recognize a long-term capital gain in the amount of such distribution. For individuals, long-term capital gains are taxed at rates lower than ordinary income, generally at 20% or 25% depending on the nature of the capital gain.

         However, there can be no assurance that the Company will have sufficient available cash or borrowing capacity to make a capital gain distribution equal to any gain it recognizes on the Asset Sale. If the Company fails to make such a distribution, then the following tax results will occur. The Company will be taxed on the undistributed capital gain. Pursuant to an election the Company anticipates it would make, the Beneficiaries: (i) would recognize a long-term capital gain in the amount of the Company's undistributed capital gain; (ii) would be given a tax credit equal to the tax paid by the Company on the undistributed capital gain (which credit generally should eliminate any tax on the gain referred to in clause (i) and, in the case of the Beneficiaries who are individuals, result in an excess credit that either can be used to shelter capital gains from other sources or can result in a tax refund), and (iii) would increase their basis in the Shares by the excess of the amount of capital gain referred to in clause (i) over the amount of the tax credit referred to in clause (ii).

         The Company urges each of the Beneficiaries to consult its tax advisor regarding the specific tax consequences to the Beneficiary of a capital gain distribution by the Company or, as discussed in the immediately preceding paragraph, if the Company recognizes a capital gain on the Asset Sale and does not make a capital gain distribution.

GOVERNMENT AND REGULATORY APPROVALS

         To the Company's knowledge, consummation of the Asset Sale does not require any regulatory approvals other than the federal filings required under applicable United States securities laws in connection with this Proxy Statement.

NO DISSENTERS' RIGHTS

         Under Ohio law, the Beneficiaries do not have dissenters' rights to receive payment for their Shares as a result of the Asset Sale.

REQUIRED VOTE FOR PROPOSAL

         In accordance with the provisions of Article X of the Declaration of Trust, the affirmative vote of a majority of the outstanding Shares as of the Record Date is required to consent to the Asset Sale.

RECOMMENDATION OF THE BOARD OF TRUSTEES

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE ASSET SALE.

                     PRO FORMA FINANCIAL DATA OF FIRST UNION
                   REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

         The Pro Forma Combined Balance Sheet of the Company as of June 30, 1999, reflects three adjustment columns: the sale of Mountaineer and Fairgrounds Malls in July 1999, the proposed sale of the six Malls and the repayment of mortgage debt at Park Plaza Mall. The Pro Forma Combined Statement of Operations for the six months ended June 30, 1999 and twelve months ended December 31, 1998 reflect three adjustment columns: the properties sold by the Company during the first six months of 1999, the sale of Mountaineer and Fairgrounds Malls in July 1999 and the proposed sale of the six Malls. In the aggregate, the adjustments reflect the sale of 16 shopping malls, eight apartment complexes, two office properties and a parking facility.

         The Pro Forma Combined Balance Sheet of the Company assumes that the sales and repayment of the mortgage debt at the Park Plaza Mall occurred at the end of the balance sheet period and the Pro Forma Combined Statements of Operations assume that the sales occurred on the first day of the respective periods. The Pro Forma Combined Statement of Operations for the twelve months ended December 31, 1998 and for the six months ended June 30, 1999 are not necessarily indicative of the actual results that would have occurred had the property sales been consummated on the first day of the respective periods or of future operations of the Company. The Pro Forma financial statements do not take into consideration the increase in the Company's liquidity or possible uses of those funds.

         The Pro Forma Combined Balance Sheet and Pro Forma Combined Statement of Operations should be read in conjunction with the Notes to Pro Forma Combined Financial Statements.



                                      FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                                        PRO FORMA COMBINED BALANCE SHEET AS OF JUNE 30, 1999
                                             (In thousands, except share descriptions)

                                                                           Pro Forma Adjustments
                                                                 ------------------------------------------
                                                                                                Repayment
                                                                  Mountaineer                     of Park
                                                                      and                          Plaza
                                                                  Fairgrounds    Sale of Six      Mortgage       Pro Forma
                                                 June 30, 1999    Mall Sales       Malls           Debt       June 30, 1999
                                                 -------------    ----------     -----------    ----------    -------------




ASSETS
Investments in real estate
  Land                                              $ 101,800      $  (3,984)     $ (38,069)                    $  59,747
  Buildings and improvements                          482,717        (58,345)      (156,025)                      268,347
                                                    ---------      ---------      ---------      ---------      ---------
                                                      584,517        (62,329)      (194,094)          --          328,094
  Less - Accumulated depreciation                    (105,632)        27,492          8,142                       (69,998)
                                                    ---------      ---------      ---------      ---------      ---------
    Total investments in real estate                  478,885        (34,837)      (185,952)          --          258,096

Investment in joint venture                             1,749                                                       1,749

Mortgage loans and notes receivable                     8,428                                                       8,428

Other assets
  Cash and cash equivalents  - unrestricted            19,912         18,147         83,047      $ (51,151)        69,955
                             - restricted              16,138                       (11,821)                        4,317
  Accounts receivable and prepayments                   8,872           (142)          (162)                        8,568
  Inventory                                             2,513                                                       2,513
  Goodwill, net                                        43,852                                                      43,852
  Management and lease agreements, net                    706                                                         706
  Deferred charges and other, net                       5,986            (93)                                       5,893
  Unamortized debt issue costs                          4,142            (97)        (2,048)          (607)         1,390
  Other                                                 6,641           --                                          6,641
                                                    ---------      ---------      ---------      ---------      ---------
    Total assets                                    $ 597,824      $ (17,022)     $(116,936)     $ (51,758)     $ 412,108
                                                    =========      =========      =========      =========      =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
  Mortgage loans                                    $ 294,148      $  (3,619)     $(115,225)     $ (46,151)     $ 129,153
  Notes payable                                        12,308        (12,181)                                         127
  Senior notes                                         12,538                                                      12,538
  Bank loans                                           22,650           --                                         22,650
  Accounts payable and accrued liabilities             35,519         (1,222)        (1,711)                       32,586
  Deferred obligations                                 10,591                                                      10,591
  Deferred capital gains and other deferred income      2,285                                                       2,285
                                                    ---------      ---------      ---------      ---------      ---------

    Total liabilities                                 390,039        (17,022)      (116,936)       (46,151)       209,930
                                                    ---------      ---------      ---------      ---------      ---------

Minority interest                                         460                                                         460

Shareholders' equity
  Preferred shares of beneficial interest,
    $25 liquidation preference, 2,300,000
    shares authorized and 1,349,000 outstanding        31,737                                                      31,737

  Shares of beneficial interest, $1 par,
    unlimited authorization, outstanding               43,943                                                      43,943
  Paid-in capital                                     133,631                                       (5,607)       128,024
  Foreign currency translation adjustment              (1,986)          --             --                          (1,986)
                                                    ---------      ---------      ---------      ---------      ---------
   Total shareholders' equity                         207,325           --             --           (5,607)       201,718
                                                    ---------      ---------      ---------      ---------      ---------
                                                    $ 597,824      $ (17,022)     $(116,936)     $ (51,758)     $ 412,108
                                                    =========      =========      =========      =========      =========

        The accompanying notes are an integral part of these statements.


                                       FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                                             PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                               For the Six Months Ended June 30, 1999
                                                (In thousands, except per share data)


                                                                                 Pro Forma Adjustments
                                                                 -------------------------------------------------

                                                                   Properties
                                                                     Sold
                                                                   During the       Mountaineer                      Pro Forma
                                                   Six Months      Six Months           and                         Six Months
                                                     ended            Ended          Fairgrounds     Sale of Six        ended
                                                 June 30, 1999    June 30, 1999      Mall Sales         Malls       June 30, 1999
                                                ---------------  ---------------   --------------  --------------  ---------------
REVENUES
  Rents                                             $ 156,593       $  12,835       $   4,839         $  17,841       $ 121,078
  Interest- Mortgage loans                                230                                                               230
        - Short-term investments                          601                                                               601
        - Investments                                    --                                                                --
  Joint venture income and fees                           189                                                               189
  Other                                                   148                                                               148
                                                    ---------       ---------       ---------         ---------       ---------
                                                      157,761          12,835           4,839            17,841         122,246
                                                    ---------       ---------       ---------         ---------       ---------
EXPENSES
  Property operating                                  110,166           5,415           1,262             5,275          98,214
  Real estate taxes                                     6,046           1,245             659               987           3,155
  Depreciation and amortization                        17,798           4,990           1,320             2,347           9,141
  Interest- Mortgages                                  14,003           1,119             152             6,820           5,912
          - Senior notes                                  556                                                               556
          - Bank loans                                  4,985           2,731                                             2,254
          - Notes payable                               4,132           3,573             559                              --
  General and administrative                            8,126             171                                             7,955
  Foreign currency gain                                  (738)                                                             (738)
  Unrealized loss on carrying value of assets
    identified for disposition                          9,000                                                             9,000
                                                    ---------       ---------       ---------         ---------       ---------
                                                      174,074          19,244           3,952            15,429         135,449
                                                    ---------       ---------       ---------         ---------       ---------

NET LOSS BEFORE PREFERRED DIVIDEND
AND CAPITAL GAINS                                   $ (16,313)      $   6,409       $    (887)        $  (2,412)      $ (13,203)
Preferred dividend                                     (1,416)                                                           (1,416)
                                                    ---------                                                         ---------
Net loss applicable to shares of beneficial
interest before capital gains                       $ (17,729)                                                        $ (14,619)
                                                    =========                                                         =========

Per share data

NET LOSS APPLICABLE TO SHARES OF BENEFICIAL
INTEREST BEFORE CAPITAL GAINS, BASIC AND DILUTED    $   (0.51)                                                        $   (0.42)
                                                    =========                                                         =========



Adjusted shares of beneficial interest, basic          34,536                                                            34,536
Adjusted shares of beneficial interest, diluted        34,536                                                            34,536

        The accompanying notes are an integral part of these statements.



                                       FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                                             PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                            For the Twelve Months Ended December 31, 1998
                                                (In thousands, except per share data)

                                                                                 Pro Forma Adjustments
                                                                   ----------------------------------------------

                                                                    Properties
                                                                       Sold
                                                                     During the       Mountaineer
                                                                     Six Months           and
                                                                       Ended          Fairgrounds     Sale of Six      Pro Forma
                                                    1998           June 30, 1999      Mall Sales         Malls           1998
                                               ---------------    ---------------   --------------  --------------  --------------
REVENUES
  Rents                                           $ 320,592         $  37,951           $   9,980       $  37,094       $ 235,567
  Interest- Mortgage loans                            1,211                                                                 1,211
        - Short-term investments                      1,337                                                                 1,337
        - Investments                                   302                                                                   302
  Joint venture income and fees                         501                                                                   501
  Other                                                 583                                                                   583
                                                  ---------         ---------           ---------       ---------       ---------
                                                    324,526            37,951               9,980          37,094         239,501
                                                  ---------         ---------           ---------       ---------       ---------
EXPENSES
  Property operating                                223,667            13,746               2,775          11,434         195,712
  Real estate taxes                                  12,453             3,458               1,376           1,965           5,654
  Depreciation and amortization                      33,389             9,163               2,597           4,374          17,255
  Interest- Mortgages                                29,032             3,719                 318          13,732          11,263
          - Senior notes                              5,856             4,765                                               1,091
          - Bank loans                               12,214             6,696                                               5,518
          - Notes payable                             3,757             3,249                 508                            --
  General and administrative                         37,577               561                                              37,016
  Litigation and proxy expenses                       4,848                                                                 4,848
  Foreign currency loss                               2,198                                                                 2,198
  Unrealized loss on carrying value of assets
    identified for disposition and impaired          51,000                                                (9,000)         60,000
    assets                                        ---------         ---------           ---------       ---------       ---------
                                                    415,991            45,357               7,574          22,505         340,555
                                                  ---------         ---------           ---------       ---------       ---------

NET LOSS BEFORE PREFERRED DIVIDEND,
EXTRAORDINARY LOSS AND CAPITAL GAINS                (91,465)        $   7,406           $  (2,406)      $ (14,589)       (101,054)
Preferred dividend                                   (2,999)                                                               (2,999)
                                                  ---------                                                             ---------
Net loss applicable to shares of beneficial
interest before extraordinary loss and capital
gains                                             $ (94,464)                                                            $(104,053)
                                                  =========                                                             =========

Per share data

NET LOSS APPLICABLE TO SHARES OF BENEFICIAL
INTEREST BEFORE EXTRAORDINARY LOSS AND CAPITAL
GAINS, BASIC AND DILUTED                          $   (3.07)                                                            $   (3.38)
                                                  =========                                                             =========



Adjusted shares of beneficial interest, basic        30,772                                                                30,772
Adjusted shares of beneficial interest, diluted      31,015                                                                31,015

        The accompanying notes are an integral part of these statements.




Notes to Pro Forma Combined Financial Statements

1)        Proceeds from Property Sales (In thousands)

                                                                                                            USE OF PROCEEDS
                                                                                                 ----------------------------------
                                               NET PROCEEDS       MORTGAGE     NET PROCEEDS                     BANK
                                               AFTER COSTS      DEBT ASSUMED    AFTER DEBT         NOTE        CREDIT
                             DATE SOLD        AND PRORATIONS     OR REPAID      ASSUMPTION       PAYABLE      FACILITY       CASH
                           -----------        --------------    ------------    ----------       -------      --------       ----

PROPERTY
Offices
    Beck (a)                March 23, 1999     $  1,772                           $ 1,772        $ 1,772
    Sutter Buttes(a)        April 1, 1999         3,627                             3,627          3,627

Apartments (a),(b)          May 12, 1999         83,523          $ 37,520          46,688         15,703       $30,985

Parking Facility
    Magic Mile (a)          May 17, 1999          1,894                             1,894          1,894

Retail
    Woodland Commons (a)    February 17,         20,789            11,469           9,320          9,320
                            1999

    Northwest properties    May 5, 1999          36,075                            36,075          2,675        33,400
    (a),(c)

Fingerlakes Mall (a)        June 1, 1999          2,168                             2,168          2,168

Ft. Dodge and Kandi         June 10, 1999        21,722                            21,722            122        21,600
Malls(a),(d)

Mountaineer Mall            July 1, 1999          9,928             3,619           6,309          6,309

Fairgrounds Mall            July 28, 1999        24,019                            24,019          5,872                     18,147

Southwestern Shopping                           181,451           161,376          20,075                                    20,075
  Malls(e)


         (a) Properties were sold during the first six months of 1999 and the transactions have been recorded in the June 30, 1999 Combined Balance Sheet. For purposes of the Pro Forma Combined Statements of Operations, the transactions are assumed to have occurred on the first day of each period.


         (b) The apartment portfolio, which was sold to one purchaser, consisted of the following properties: Somerset Lakes in Indianapolis, IN; Steeplechase and Hunter's Creek, both in Cincinnati, OH; Beech Lake in Durham, NC; Walden Village in Atlanta, GA; Briarwood in Fayetteville, NC; and Windgate Place and Woodfield Gardens, both in Charlotte, NC.


         (c) The Northwest Malls, which were sold to one purchaser, consisted of the following properties: Valley Mall in Yakima, WA; Valley North Mall in Wenatchee WA; and Mall 205 and Plaza 205, both in Portland, OR.


         (d) Both malls were sold to one purchaser.

         (e) The Southwestern Shopping Malls, which will be sold to one purchaser, consist of the following properties: Alexandria Mall in Alexandria, LA; Brazos Mall in Lake Jackson; TX, Killeen Mall in Killeen, TX; Mesilla Valley Mall in Las Cruces, NM; Shawnee Mall in Shawnee, OK; and Villa Linda Mall in Santa Fe, NM. Net proceeds reflect an estimate of approximately a $5 million prepayment penalty for the Park Plaza Mall in Little Rock, AR, which will not be sold in this transaction but is cross collateralized with the aforementioned malls. The Pro Forma Financial Statements also assume that the debt associated with Park Plaza of approximately $36.9 million will be repaid with net proceeds from the sale of the Southwestern Shopping Malls at 1.25 times the balance outstanding (approximately $46 million). The amount of the repayment of the Park Plaza debt in excess of the balance outstanding at June 30, 1999 (approximately $9.2 million) is used to reduce the mortgage balances assumed on the six Southwestern Shopping Malls. Consequently, the debt assumed by the purchaser is approximately $115 million. Additionally, approximately $11.8 million of cash as of June 30, 1999, which is additional collateral for the mortgages securing these malls, will be reclassified from restricted to unrestricted cash upon the sale.







                                                MORTGAGE DEBT AT JUNE 30, 1999
                                              ------------------------------------
                                                  SIX MALLS          PARK PLAZA        TOTAL TO
                        PROPERTY                 TO BE SOLD         TO BE REPAID       BE REPAID
             ----------------------------     --------------      ----------------    -----------
             Alexandria                          $  21,126
             Brazos                                 15,502
             Killeen                                27,874
             Mesilla Valley                         24,255
             Shawnee                                11,394
             Park Plaza                                                $36,921
             Villa Linda                            24,304
                                                 ---------
                                                 $ 124,455


               Required repayment of Park
               Plaza Mortgage at 1.25 times
               outstanding balance at payoff        (9,230)              9,230
                                                  --------             -------         --------
                                                  $115,255             $46,151         $161,376
                                                  ========             =======         ========


2) For purposes of the December 31, 1998 Pro Forma Combined Statement of Operations, $87.5 million of Senior Notes are assumed repaid on January 1, 1998 as the Company in August 1998 issued a $90 million note payable to repay $87.5 million of the Senior Notes. For purposes of the June 30, 1999 Pro Forma Combined Balance Sheet, $37.2 million repayment of the note payable and $85.9 million repayment of the bank credit facility was reflected in the June 30, 1999 historical Combined Balance Sheet as the transactions occurred prior to June 30, 1999.

3) The apartment division general and administrative expenses are eliminated on the first day of each period for the Pro Forma Combined Statement of Operations, as the entire portfolio was sold. The retail division general and administrative expenses are reduced on the first day of each period for the Pro Forma Combined Statements of Operations. The reduction represents the closure of a regional office which will no longer be necessary pending the property sales.

4) As the purchase price for the six Southwestern Shopping Malls was below net book value of these malls at June 30, 1999, a $9 million impairment loss was recorded as of June 30, 1999. The $9 million impairment loss also is included in the 1998 Pro Forma Combined Statement of Operations.

SELECTED COMBINED FINANCIAL DATA OF FIRST UNION REAL ESTATE EQUITY AND MORTGAGE
                                  INVESTMENTS

         Set forth below is selected combined financial data of First Union for the six months ended June 30, 1999 and 1998 and for the years ended December 31, 1998, 1997, 1996, 1995 and 1994. The selected combined financial data for the six-month periods has been derived from, should be read in conjunction with, and is qualified in its entirety by reference to, the unaudited combined financial statements, accompanying notes and the management's discussion and analysis section included in First Union's quarterly reports on Form 10-Q for the periods ended June 30, 1999 and 1998. The selected combined financial data for the twelve-month periods has been derived from, should be read in conjunction with, and is qualified in its entirety by reference to, the audited combined financial statements, accompanying notes and management's discussion and analysis section included in First Union's Annual Reports on Form 10-K/A for the years ended December 31, 1998, 1997 and 1995 and Form 10-K for the years ended December 31, 1996 and 1994.

                                             (UNAUDITED)
                                         6 MONTHS ENDED JUNE 30,                        YEARS ENDED DECEMBER 31,
                                         -----------------------    ----------------------------------------------------------------

                                           1999        1998 (1)       1998       1997(1)       1996(1)        1995(1)      1994(1)
                                           ----        --------       ----       -------       -------        -------      -------
OPERATING RESULTS
Revenues (2) .........................   $ 157,761    $ 162,201    $ 324,526    $ 235,544     $  81,867     $  79,205     $  76,339
Interest expense (2) .................      23,676       25,249       50,859       29,864        23,426        22,397        21,280
Depreciation and amortization (2)(3) .      17,798       15,220       33,389       22,892        15,890        14,276        12,779
Income (loss) before capital
   gain or loss, extraordinary
   loss, cumulative effect of
   accounting change and minority
   interest (2)(4)(5) ................     (16,313)     (24,873)     (91,465)       3,490         1,681           881         4,261
Unrealized loss on carrying
   value of assets identified
   for disposition ...................          --           --           --           --            --       (14,000)           --
Capital gains, net ...................      27,788       10,218       10,346        1,468            --        31,577            --
Extraordinary loss from early
   extinguishment of debt (6) ........          --           --       (2,399)        (226)         (286)         (910)           --
Cumulative effect of change
   in accounting for internal
   lease costs (3) ...................          --           --           --           --            --        (4,325)           --
Allocation of minority interest ......          --           --           --          944            --            --            --
Net income (loss) before preferred
   dividend (4)(5) ...................      11,475      (14,655)     (83,518)       5,676         1,395        13,223         4,261
Preferred dividend ...................      (1,416)      (1,583)      (2,999)      (4,831)         (845)           --            --
Net income (loss) applicable to shares
    of beneficial interest (4)(5) ....      10,059      (16,238)     (86,517)         845           550        13,223         4,261
Net income (loss) applicable
   to shares of beneficial
   interest, basic and diluted .......   $    0.29    $   (0.54)   $   (2.81)   $    0.03     $    0.03     $    0.73     $    0.24
Basic weighted average shares ........      34,536       30,128       30,772       24,537        17,172        18,059        18,105
Stock options, treasury method .......          --            1          243          571           367            --            --
Restricted shares, treasury method ...          --           95           --          307           167            58            15
Diluted weighted average shares ......      34,536       30,224       31,015       25,415        17,706        18,117        18,120

FINANCIAL POSITION AT END OF
   PERIOD (2)
   Gross investment in real
   estate assets .....................   $ 584,517    $ 820,522    $ 806,859    $ 756,308     $ 458,963     $ 449,080     $ 436,394
   Total assets ......................     597,823      814,794      786,684      790,226       413,054       376,144       352,005
   Total debt ........................     341,644      538,501      578,397      483,459       254,868       258,454       238,296
   Shareholders' equity ..............     207,324      221,773      150,696      235,310       124,957        77,500        78,756

OTHER DATA
Net cash provided by (used for)
   Operations ........................   $  12,007    $   5,561    $   6,413    $  15,740     $  11,085     $  12,989     $  19,053
   Investing .........................     119,600      (44,028)     (52,429)    (112,233)      (47,002)      (28,345)      (26,507)
   Financing .........................    (140,732)      45,982       74,327      110,406        35,466        15,783       (28,094)
Property net operating income (2)(7) .      40,381       40,424       86,184       64,428        47,349        44,086        41,759
EBITDA (7) ...........................      32,745       14,013       40,784       51,415        40,152        37,554        38,320
Funds from (used in) operations
   after preferred dividends (3)(7) ..       5,909      (12,161)     (12,469)      21,150        16,010        14,291        16,472
Preferred dividend accrued ...........       1,416        1,916        2,999        4,831           845            --            --
Dividends declared ...................          --        3,478        3,478       11,651         7,684         7,542         7,273
Dividends declared per share .........          --    $    0.11    $    0.11    $    0.44     $    0.44     $    0.41     $    0.40
Dividends payout as a percent
   of funds from operations (3)(4)(7)           --(8)        --(8)        --(8)        55%           48%           53%           44%
----------------------

(1) As a result of First Union's review of lives assigned to real estate assets for calculation of depreciation expense during the fourth quarter of 1998, reduced asset lives have been assigned effective
         January 1, 1998. Consequently, First Union has restated its Combined
         Financial Statements for the years ended December 31, 1994 through 1998 and for the six months ended June 30, 1998. Shareholders' equity at December 31, 1993 was restated from $103,766,000 to $81,806,000.

(2) In September 1997, First Union acquired the interests of its joint venture partners in eight shopping malls and 50% of another mall for $88 million in cash and the assumption of $203 million of mortgage debt. FUMI acquired voting control of Impark in April 1997 for $36.6 million in cash, the assumption of $26 million in debt and the issuance of $12.4 million of stock in Impark to Impark employees and to its former owner.

(3) In December 1995, First Union changed its method to directly expense internal leasing costs and recorded a $4.3 million noncash charge for the cumulative effect of the accounting change as of the beginning of 1995. Funds from operations and depreciation and amortization for previous years have been restated for the change in accounting method on a basis comparable to 1995.

(4) First Union recognized $20.5 million and $15.0 million for the twelve months ended December 31, 1998 and the six months ended June 30, 1998, respectively, of expenses primarily in connection with the proxy contest waged by Gotham in the first half of 1998 and the resulting change in the composition of First Union's Board of Trustees. These expenses included:

                                                        December 31, 1998              June 30, 1998
                                                        -----------------              -------------
         First Union's proxy and legal fees             $  1.7 million                  $1.7 million
         Gotham's proxy and legal fees                     3.1 million                   3.1 million
         Other professional fees to avoid change in
              the composition of the Board                 1.5 million                   1.5 million
         Expenses associated with termination of
              First Union's Chairman, President and
              Chief Executive Officer                      3.4 million                   3.4 million
         Vesting of restricted stock upon the change
              in a majority of the Board of Trustees       4.7 million                   5.3 million
         Severance expenses for employee change in
              control agreements                           6.1 million                  --

         First Union also recognized in June 1998 the loss of a $2.25 million deposit when First Union did not close on the purchase of a parking facility because the Board of Trustees believed that the contract to acquire the parking facility, which was approved prior to a change of a majority of the Board, was on disadvantageous terms. First Union partially offset this loss by assigning the contract to a third party for $200,000.

         The above expenses also negatively affected net income and funds from operations.

         In 1995, First Union recognized $1.6 million of litigation and proxy expenses related to a minority-shareholder lawsuit and proxy contest.

(5) In June 1999, First Union recognized $9 million in unrealized losses on the carrying value of properties identified for disposition. In December 1998, First Union recognized $36 million in unrealized losses on the carrying value of properties identified for disposition and Impark recognized a $15 million reduction of goodwill. In December 1995, First Union recognized $14 million in unrealized losses on the carrying value of properties identified for disposition.

(6) In August 1998, $87.5 million of the Senior Notes were repaid, resulting in $1.6 million of issuance costs and solicitation fees being expensed. Additionally, in the fourth quarter of 1998, First Union renegotiated the terms of its senior credit facility and the bridge loan resulting in $0.8 million of deferred costs being expensed. In 1997 and 1996, First Union renegotiated its bank credit agreements, resulting in a $226,000 and $286,000 charge, respectively, related to the write-off of unamortized costs.

         In November 1995, First Union paid approximately $36 million of mortgage debt resulting in a $910,000 charge for the write-off of unamortized costs and prepayment premiums.

(7) In addition to net income, First Union believes that three additional measures of operating performance -- property net operating income, EBIDA (as defined below) and funds from operations -- are helpful in understanding First Union's financial performance. Property net operating income (as defined below) measures the performance of First Union's real estate assets and is often used by investors and others in valuing real estate assets. EBIDA is used by lenders and others as an indication of an entity's ability to incur and service debt, to make capital expenditures and to fund other cash needs. Funds from operations (as defined below) is widely used by industry analysts as the appropriate measure of the performance of an equity REIT and provides a relevant basis for comparison among REITs. None of property net operating income, EBIDA or funds from operations (1) represent net income or cash flow from operations as defined by generally accepted accounting principles, (2) should be considered as an alternative to net income as a measure of operating performance or cash flows from operating, investing and financing activities, or (3) should be considered as an alternative to cash flows as a measure of liquidity. First Union's calculations of property net operating income, EBIDA and funds from operations may not be comparable to similarly titled measures of other REITs. In addition, all of these measures of operating performance exclude depreciation and amortization expenses and property net operating income and EBIDA also exclude interest expense. These excluded items are significant components in understanding and assessing First Union's financial performance.

         - Property net operating income is property revenue, equity in income of joint venture, management fees and mortgage investment income, less property operating expenses and real estate taxes. This supplemental measure is determined before debt service and depreciation and amortization expense.

         - EBIDA is calculated by starting with the line that appears on the income statement for income (loss) before capital gain or loss, extraordinary loss, cumulative effect of accounting change and minority interest. Interest expense and the noncash charges for depreciation and amortization are added back and the preferred dividend is deducted. For the six months ended June 30, 1999 and the year ended December 31, 1998, EBIDA is calculated before the $9 million and $51 million unrealized loss on the carrying value of assets identified for disposition and impaired assets, respectively.

         -        Funds from operations is a multi-step calculation:

                     Income (loss) before capital gain or loss, extraordinary loss, cumulative effect of accounting changes and after minority interest, plus

                     Noncash charges for depreciation and amortization of First Union and the joint venture interest, plus

                     Amortization of intangible assets from the Impark acquisition, less

                     Amortization allocated to the minority interest and depreciation and amortization of debt issuance costs and other corporate assets, less

                     Preferred dividend.

                  Funds from operations is calculated before the $51 million unrealized loss on the carrying value of assets identified for disposition and impaired assets at December 31, 1998 and before the $9 million unrealized loss on the carrying value of assets identified for disposition at June 30, 1999.

                  First Union adopted this definition of funds from operations in 1997 as recommended by the National Association of Real Estate Investment Trusts (NAREIT), which does not add back depreciation and amortization of debt issuance costs and other corporate assets. Previously, First Union added back all depreciation and amortization. Accordingly, funds from operations and dividend payout as a percentage of funds from operations for the years 1994 through 1996 have been restated to conform to the NAREIT definition.

(8)      Not meaningful.

     PROPOSALS RELATING TO AMENDMENTS TO THE COMPANY'S DECLARATION OF TRUST

               PROPOSAL TWO: APPROVAL OF THE INVESTMENT AMENDMENT

         The Beneficiaries are being asked to approve an amendment to the Declaration of Trust enabling the Board of Trustees to authorize certain activities in connection with the investment and financing of Company assets and related matters.

         The Board of Trustees unanimously recommends that the Declaration of Trust be amended by adding a new Section 11.27 to Article XI of the Declaration of Trust, which Section 11.27 is attached hereto as a part of Appendix E.

         The following information describes: (i) the purpose of the Investment Amendment, (ii) the existing guidelines and limitations for investment and financing of Company assets and (iii) the effects of the Investment Amendment.

PURPOSE OF INVESTMENT AMENDMENT

         Article II of the Declaration of Trust, entitled "Powers and Authority of Trustees," provides broad powers to the Trustees, subject to and limited by the provisions of Article XI of the Declaration of Trust. Article XI of the Declaration of Trust, entitled "Miscellaneous," provides for various guidelines, limitations and requirements with respect to the investment and financing of Company assets. Management of the Company has recommended that the Board of Trustees approve amending Article XI of the Declaration of Trust by adding a new
Section 11.27 that would enable the Board of Trustees to authorize certain activities with respect to the financing and investment of Company assets notwithstanding certain guidelines, limitations and requirements set forth in
Article XI.

         The Company was formed for the purpose of operating as a REIT. Since the formation of the Company in 1961, Article XI of the Declaration of Trust has been amended, from time to time, through May, 1981, to provide for certain guidelines, limitations and requirements, then deemed prudent, with respect to the investment and financing activities of the Company. From time to time, the Board of Trustees has proposed, and the Beneficiaries of the Company have approved, amending the Declaration of Trust to provide broader discretion to the Board of Trustees with respect to the previously effective limitations and restrictions on investment and financing of Company assets. For example, although Section 11.11 of the Declaration of Trust prohibits the Company from investing in real estate mortgages, Section 11.24 was later added to the Declaration of Trust by amendment to provide that, notwithstanding anything to the contrary contained in the Declaration of Trust, the Trustees have the power to invest Company assets in real estate mortgages with maturities of not more than two years. The investment and financing guidelines, limitations and restrictions set forth in the Declaration of Trust have not been substantially revised since the early 1980s.

         The Board of Trustees believes that the Investment Amendment will enhance management's flexibility in selecting appropriate investments for Company assets, and will not impair the REIT status of the Company. Furthermore, as the Company completes its current asset sales program, it may reinvest the funds raised through the sales program and, thus, will need the flexibility provided by the proposed Investment Amendment. The Trustees believe that the authority granted to the Board of Trustees by the proposed Investment Amendment will better enable it to fulfill its obligations to the Beneficiaries and to enhance shareholder value. An additional purpose of the Investment Amendment is to enable the Company to compete more effectively in the current real estate marketplace. The proposed Investment Amendment is intended to enable the Board of Trustees to fulfill its responsibilities in overseeing the investment and financing of Company assets in a manner which is in the best interests of the Beneficiaries.

         The Company's existing internal approval process for investment and financing transactions ensures that the Board of Trustees reviews and approves, on a case-by-case basis, management proposals with respect to significant transactions. The Board of Trustees believes that the Company's internal approval process for asset acquisition and financing transactions provides appropriate safeguards with respect to the investment of Company assets and that prudent judgments with respect to investments and financings can be made by the Board and management without the necessity of compliance with those guidelines, limitations and requirements set forth in Article XI that are eliminated by the Investment Amendment.


EXISTING GUIDELINES AND LIMITATIONS FOR INVESTMENT AND FINANCING OF COMPANY
ASSETS

         The following are the provisions of Article XI that the Trustees desire to change by the proposed Investment Amendment and the citation to the Section in Article XI of each such provision:

               1. The Company shall not make loans to other persons. (Section 11.11);

               2. The Company shall not invest in real estate mortgages with stated maturities in excess of two years. (Sections 11.11 and 11.24);

               3. The Company shall not invest in excess of 10% of its assets in assets other than real estate. (Section 11.11);

               4. The Company shall purchase assets only upon determination of the value of the property by the Company on the basis of a real estate appraisal prepared by a qualified, disinterested, independent appraiser. (Section 11.16);

               5. The Company shall not invest in mortgages, land contracts or unimproved property which in the aggregate exceed 5% of its assets. (Section 11.17);

               6. The Company shall not invest in real property subject to a mortgage, other than a mortgage held by an insurance company, bank or institutional lender and then only if, on the basis of an independent appraisal, the unpaid balance of such mortgage does not exceed two-thirds of the fair market value of the property. (Section 11.17);

               7. The Company shall not effectuate a short sale of securities. (Section 11.18);

               8. The Company shall not borrow unsecured more than 8% of its net worth or encumber any of its real property for more than two-thirds of the fair market value of such property as shown by independent appraisal. (Section 11.18);

               9. The Company shall not issue securities evidencing borrowings secured by real estate in excess of two-thirds of the value of such security. (Section 11.18); and

               10. The Company shall have no power to make an investment in unimproved property or in a partnership, joint venture, corporation or other association owning unimproved property, unless the Company shall have received an opinion of counsel to the effect that the Company will not be liable for the obligations or liabilities of the partnership, joint venture or similar association and the investment will not result in disqualification of the Company as a real estate investment trust under the Internal Revenue Code. (Section 11.23).

         For the reasons described under "-- Purpose of Investment Amendment," the Trustees believe that the Company should have the ability to conduct the activities restricted by these provisions of Article XI. With respect to Section
11.16 described above, the Trustees also believe that the Company has available to it sufficient resources, including the expertise of management and the Trustees, such that it is capable of assessing asset values without being required to obtain the assistance of, or incur the added cost of, an independent appraiser. With respect to Section 11.23 described above concerning investments in unimproved property, the Trustees and management are mindful of the importance of compliance with the REIT requirements and the avoidance of undue liability and will, as has been the practice of current management, consult with counsel as appropriate with respect to such matters, but would not be required to and may not incur the added expense of a formal opinion of counsel.

For a discussion of the Company's current plans and strategies regarding financing and investment activities, see "Proposal One: Consent to the Asset Sale -- Plans for the Company Subsequent to the Asset Sale."


EFFECTS OF INVESTMENT AMENDMENT

         The proposed Investment Amendment would authorize the Trustees to make determinations with respect to asset investment and financing, and related matters, without regard to certain of the current guidelines, limitations and requirements set forth in Article XI. The provisions of the Declaration of Trust that prohibit actions preventing the Company from qualifying or continuing to qualify as a REIT would continue in effect. The proposed Investment Amendment would authorize the Company, on a case-by-case basis as determined by the Board of Trustees, to: make loans; invest in real estate mortgages with maturities in excess of two years; invest in excess of 10% of its assets in assets other than real estate; acquire an asset without first obtaining an appraisal prepared by a disinterested and independent appraiser; invest in excess of 5% of its assets in mortgages, land contracts and unimproved real property; acquire real property subject to a mortgage which exceeds two-thirds of its fair market value; engage in short sales; borrow unsecured more than 8% of its net worth; encumber any of its real property for more than two-thirds of its fair market value; issue securities evidencing borrowings, secured by real estate, in excess of two-thirds of the value of such security; and invest in unimproved property or in a partnership, joint venture, corporation or other association owning unimproved property without first receiving an opinion of counsel to the effect that the Company would not be liable for the obligations or liabilities of the partnership, joint venture or similar association and that the investment would not result in disqualification of the Company as a REIT under the Internal Revenue Code of 1986 (the "Code").


REQUIRED VOTE FOR PROPOSAL

         In accordance with the provisions of Article X of the Declaration of Trust, the affirmative vote of a majority of the outstanding Shares as of the Record Date is required for the adoption of the proposed Investment Amendment.


RECOMMENDATION OF THE BOARD OF TRUSTEES

         THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF THE PROPOSED INVESTMENT AMENDMENT.

              PROPOSAL THREE: APPROVAL OF THE SHARE SPLIT AMENDMENT

         The Beneficiaries are being asked to approve an amendment to Article IV of the Declaration of Trust providing authority to the Board of Trustees to effectuate, from time to time, reverse and forward splits of Shares.

         The Board of Trustees unanimously recommends that the Declaration of Trust be amended by adding a new Section 4.6 to Article IV of the Declaration of Trust, which Section 4.6 is attached hereto as part of Appendix E.

         The following information describes: (i) the purpose of the Share Split Amendment, (ii) the Company's plans with respect to a share split and (iii) the effects of the Share Split Amendment.


PURPOSE OF SHARE SPLIT AMENDMENT

         The Declaration of Trust does not specifically authorize the Trustees to effectuate a share combination or reverse split of the Shares. In a share combination or reverse split, two or more of the outstanding Shares are changed into one Share, thus resulting in fewer outstanding Shares. In addition, the Declaration of Trust does not specifically authorize the Trustees to effectuate a forward or regular split of the Shares. In this connection, however, it should be noted that the Trustees have the authority to declare and cause the Company to pay a share distribution, which could be structured as the functional equivalent of a forward or regular share split. Management of the Company has recommended that the Board of Trustees approve amending the Declaration of Trust by adding a new Section 4.6 that would provide authority to the Board of Trustees to effectuate, from time to time, reverse and forward splits of Shares.

         The purpose of the Share Split Amendment is to enhance the ability of the Board of Trustees to modify the number of Shares outstanding from time to time without directly affecting the Company's shareholders' equity. While the Board is seeking authority to effectuate reverse and forward splits, it currently intends to effect a reverse split and does not currently intend to conduct a forward split. The Board believes that a reverse split at this time would be beneficial to the Company and the Beneficiaries. By decreasing the outstanding number of Shares, the Board of Trustees believes that the market price for each resulting Share may achieve a price level that may broaden the effective marketability of the Shares. A reverse share split may also enhance investor interest in, and consequently increase the liquidity of, the Shares. Among the factors considered by the Board in recommending the Share Split Amendment to Beneficiaries for approval were the following:

          - The structure of trading commissions tends to have an adverse impact upon holders of low-priced stocks because a broker's commission on a sale of a low-priced stock generally represents a higher percentage of the sale's price than the commission on a relatively higher-priced stock.

          - The spread between the bid and ask prices of a price of a low-priced stock generally represents a higher percentage of that price than the spread between the bid and ask prices on a relatively higher-priced stock.

          - The Shares are listed on the New York Stock Exchange. The fee for listing of the Shares is based on the number of Shares outstanding.

          - Certain low-priced stocks do not qualify as collateral for margin loans under applicable securities rules.

          - Certain institutional investors have internal policies and practices which tend to discourage individual brokers within those firms from dealing in low-priced stocks. Some of those policies and practices pertain to the payment of broker's commissions and to time-consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint.

          - Many institutional investors are reluctant to invest in low-priced stocks and brokerage firms often fail to recommend low-priced stocks to their clients.

         From January 1, 1999 through September 27, 1999, the market price for a Share ranged from a high of $5.9375 to a low of $3.9375. The Board of Trustees anticipates that the decrease in the number of Shares outstanding caused by any proposed share combination or reverse split effectuated by the Trustees subsequent to the approval of the Share Split Amendment will result in a market price of the Shares at a level which the Board believes is a more readily accepted trading price in the capital markets. There can be no assurance, however, that any increase in the market price of the Shares would be in proportion to the actual reverse stock split ratio implemented, or that the per share price level of the Shares immediately after any proposed reverse split would be maintained for any period of time.


PLANS OF THE COMPANY WITH RESPECT TO A SHARE SPLIT

         At its August 10, 1999 regular meeting, the Board of Trustees preliminarily and conditionally approved a one-for-ten share combination or reverse split of the Shares, whereby Beneficiaries would receive one Share for every ten Shares owned. In the event a reverse share split of this type were implemented, the outstanding number of Shares would be reduced to an amount equal to one-tenth of the outstanding number of Shares immediately prior to the reverse share split, without giving effect to fractional share interests. The Board of Trustees has determined, on a preliminary basis, that a reverse share split of this type would be appropriate. In this connection, the Board has determined to seek approval by the Beneficiaries of the Share Split Amendment in order to obtain the authority to implement a reverse split. Accordingly, the Board of Trustees has decided to defer final action with respect to effectuating a specific reverse split affecting the Shares pending approval by Beneficiaries of the Share Split Amendment.

         In the event that the proposed Share Split Amendment is approved by the Beneficiaries, the Board of Trustees may or may not, in its sole discretion, determine to effectuate a reverse split with respect to the Shares and shall, in its discretion, determine the precise terms and conditions, including the applicable ratio, of any reverse split that it determines to effectuate.


EFFECTS OF SHARE SPLIT AMENDMENT

         For purposes of illustration, in the event the Board of Trustees effectuated a one-for-ten reverse split effective as of September 27, 1999, the number of Shares issued and outstanding would, as of such date, decrease from 42,459,604 Shares to 4,245,960 Shares, without giving effect to fractional share interests. Each Beneficiary would own one-tenth of the number of Shares previously owned. The Declaration of Trust provides that the Company can issue an unlimited number of Shares. Thus, the number of Shares that the Company is authorized to issue will not change as a result of a reverse or forward split. The par value of the Shares may be changed or may remain the same after giving effect to a reverse or forward split, as the Board may determine.

         A reverse or forward split will not affect any Beneficiary's proportionate equity interest in the Company, other than as a result of the treatment of fractional interests, or the rights, preferences, privileges or priorities of the Shares. Furthermore, a reverse or forward split will not affect the total shareholders' equity of the Company as reflected in the financial statements of the Company, except to change the number of issued and outstanding Shares. In connection with a reverse or forward split, appropriate adjustments will be made in the exercise price of, and number of Shares issuable under, the Company's outstanding share options and warrants. Similar adjustments will be made with respect to the conversion rights relating to the Company's Preferred Shares. Shares issued and outstanding pursuant to the Company's 1999 Amended and Restated Long-Term Incentive Performance Plan and 1999 Share Option Plan for Trustees will be treated the same as all other outstanding Shares.

         If the Share Split Amendment is approved and the Board subsequently authorizes a reverse or forward split, the Company would notify Beneficiaries of the effective time of the reverse or forward split, as the case may be. Any reverse or forward split would be effective as to all holders of Shares, whether or not they vote in favor of or against, or abstain from voting on, the Share Split Amendment. No scrip or fractional share certificates representing new Shares would be issued in connection with a reverse or forward split, but cash would be paid in lieu thereof.

         Federal Income Tax Consequences. The following is a summary of the material federal income tax consequences of a reverse or forward split to the Company and its Beneficiaries. This summary is based upon the laws, regulations, rulings and decisions now in effect, all of which are subject to change. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a reverse or forward split. This summary does not discuss all aspects of federal income taxation that may be relevant to a particular Beneficiary in light of his, her or its personal investment circumstances or to certain types of Beneficiaries subject to special treatment under federal income tax laws. Furthermore, this summary does not discuss any aspect of state, local or foreign tax laws. The discussion with respect to exchanging Beneficiaries is limited to those who have held prior to the reverse or forward split, and will hold immediately following such split, shares of beneficial interest as "capital assets" within the meaning of Section 1221 of the Code. Each Beneficiary should consult with his, her or its own tax advisor as to the specific tax consequences of a reverse or forward split to such Beneficiary, including the application and effect of state, local and foreign income tax laws.

         The Company believes that neither the Company nor its Beneficiaries will recognize any gain or loss by reason of a reverse or forward split except that Beneficiaries will recognize gain or loss upon the receipt of cash in lieu of fractional Shares as described below. The new Shares issued as a result of a reverse or forward split in the hands of a Beneficiary will have an aggregate basis for computing gain or loss equal to the aggregate basis of the Shares, less that portion, if any, allocable to fractional Shares held by the Beneficiaries immediately prior to such reverse or forward split. The holding period of the new Shares issued as a result of a reverse or forward split in the hands of a Beneficiary will include the period during which the Beneficiary held the old Shares.

         A Beneficiary receiving cash in lieu of a fractional Share will be treated as receiving the payment in connection with a redemption of the fractional Share, with the tax consequences of the redemption determined under
Section 302 of the Code. Such a Beneficiary will generally recognize gain or loss upon such payment equal to the difference, if any, between such Beneficiary's basis in the fractional Share and the amount of cash received. Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the Beneficiary's holding period exceeds one year. A Beneficiary receiving cash in lieu of a fractional Share may be subject to dividend treatment on such payment if the redemption of the fractional Share is "essentially equivalent to a dividend" under Section 302 of the Code. Based on a published Internal Revenue Service ruling, dividend treatment will likely not apply if, taking into account the constructive ownership rules set forth in
Section 318 of the Code, (a) the Beneficiary's relative stock interest in the Company is minimal, (b) the Beneficiary exercises no control over the Company's affairs and (c) there is a reduction in the Beneficiary's proportionate interest in the Company.

         Other Effects of Share Split Amendment. The Company currently has various share options, share purchase warrants and convertible preferred shares (collectively, "Stock Rights") outstanding that, if exercised or converted in accordance with their respective terms, may result in the issuance of additional Shares. In the event that the proposed Share Split Amendment is approved and the Board, for example, authorizes a one-for-ten reverse split, the number of Shares that could be acquired pursuant to each of the Stock Rights would be reduced by approximately 90%. In addition, in such case, the exercise or conversion price of each of the Stock Rights would be multiplied by ten. The Company currently has issued and outstanding Preferred Shares. Pursuant to the Certificate of Designations dated October 23, 1996, relating to the Preferred Shares, in the event of a reverse split, the conversion price of the Preferred Shares will be adjusted, as of the effective date of the combination, so that the holder of any Preferred Shares thereafter surrendered for conversion shall be entitled to receive the number of Shares such holder would have owned or been entitled to receive if the Preferred Shares had been converted immediately prior to the combination. The current conversion rate for the Preferred Shares is 3.31 Shares for each Preferred Share. In the event the proposed Share Split Amendment is approved and the Board, for example, authorizes a one-for-ten reverse split, the conversion rate after the reverse split would be .331 Shares for every Preferred Share.

REQUIRED VOTE FOR PROPOSAL

         In accordance with the provisions of Article X of the Declaration of Trust, the affirmative vote of a majority of the outstanding Shares as of the Record Date is required for the adoption of the proposed Share Split Amendment.


RECOMMENDATION OF THE BOARD OF TRUSTEES

         THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF THE PROPOSED SHARE SPLIT AMENDMENT.

                              MARKET FOR THE SHARES

         The Company's Shares are traded on the New York Stock Exchange (the "NYSE") under the symbol "FUR." On July 15, 1999, the trading date preceding the public announcement of the proposed Asset Sale, the high and low sale prices per share for the Company's Shares, as reported by the NYSE, were $5.0625 and $4.8125, respectively.

                                FEES AND EXPENSES

         First Union will bear the cost of preparing and mailing this Proxy Statement, the accompanying proxy and any other related materials. First Union has engaged Corporate Investor Communications, Inc. ("CIC") to assist it in the search for the Beneficiaries and solicitation and distribution of proxies, at a fee of $2,500 plus reimbursement of out-of-pocket expenses. First Union will also pay the standard charges and expenses of brokerage houses, or other nominees or fiduciaries, for forwarding such materials to, and obtaining the proxies from, the Beneficiaries for whose account they hold registered title to Shares of First Union. In addition to use of the mail, proxies may be solicited personally, by telephone or otherwise, by Trustees, officers and regular employees of First Union without receiving additional compensation, as well as by employees of CIC. First Union will pay the expense of such solicitation.

                                     EXPERTS

         The Company's balance sheets as of December 31, 1998 and 1997, and the Company's statements of income and comprehensive income, statements of changes in cash and statements of shareholders' equity for the years ended December 31, 1998, 1997 and 1996 appearing in the Company's Annual Report on Form 10-K/A for the year ended December 31, 1998, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in giving said reports. A representative of Arthur Andersen LLP is expected to be present at the Special Meeting and will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

                              BENEFICIARY PROPOSALS

         Any Beneficiary proposals intended to be presented at the 2000 Annual Meeting of Beneficiaries must be received by First Union for inclusion in First Union's proxy statement and form of proxy relating to that meeting on or before November 13, 1999. In addition, under First Union's By-laws, the Beneficiaries must comply with specified procedures to nominate Trustees or introduce an item of business at the Annual Meeting. Nominations or an item of business to be introduced at an annual meeting must be submitted in writing and received by First Union generally not less than 90 days nor more than 120 days in advance of an annual meeting. To be in proper written form, a Beneficiary's notice must contain the specific information required by First Union's By-laws. A copy of First Union's By-laws which describes the advance notice procedures can be obtained from the Secretary of First Union. Any such proposals should be sent to the following address: First Union Real Estate Equity and Mortgage Investments, Suite 1900, 55 Public Square, Cleveland, Ohio 44113-1937, Attention: Daniel P. Friedman, President and Chief Executive Officer.

                              AVAILABLE INFORMATION

         First Union is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports and other information with the Commission. Reports, proxy material and other information concerning First Union can be inspected and copied at the offices of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 or at its regional offices, Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. Information regarding the operation of the Public Reference Section of the Commission may be obtained by calling the Commission at 1 (800) SEC-0330. In addition, the Commission maintains a Web site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission, including First Union. First Union's outstanding Shares and outstanding Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $1.00 par value per share, are listed on the NYSE under the symbols, "FUR" and "FURPrA," respectively, and all such reports, proxy material and other information filed by First Union with the NYSE may be inspected at the offices of the NYSE at 20 Broad Street, New York, New York 10005.

         No person is authorized to give any information or make any representation about the proposals contained in this Proxy Statement that is different from or in addition to the information contained in this Proxy Statement or any of the attached or incorporated documents. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents filed by First Union with the Commission (File No. 1-6249) pursuant to the Exchange Act are incorporated by reference into this Proxy Statement:

         (1) First Union's Amendment to the Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998, filed April 13, 1999;

         (2) First Union's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, filed May 14, 1999;

         (3) First Union's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, filed August 13, 1999;

         (4)      First Union's Current Report on Form 8-K filed April 15, 1999;

         (5)      First Union's Current Report on Form 8-K filed April 29, 1999;

         (6)      First Union's Current Report on Form 8-K/A filed April 30,
                  1999;

         (7)      First Union's Current Report on Form 8-K filed May 27, 1999;
                  and

         (8)      First Union's Current Report on Form 8-K filed August 16,
                  1999.

         All documents filed by First Union pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date of the Special Meeting shall be deemed to be incorporated by reference into this Proxy Statement and to be a part hereof from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein, or in any other subsequently filed document which is or is deemed to be incorporated by reference herein, modifies or supersedes any such statement. Any such statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

         First Union will provide without charge to each person, including any beneficial owner, to whom this Proxy Statement is delivered, on the oral or written request of such person, a copy of any of the foregoing documents incorporated herein by reference (other than the exhibits to such documents unless such exhibits are specifically incorporated by reference into such documents). Requests should be directed to First Union Real Estate Equity and Mortgage Investments, 55 Public Square, Suite 1900, Cleveland, Ohio 44113-1937,
Attention: John J. Dee, Senior Vice President, telephone (216) 781-4030.


                                         By Order of the Board of Trustees


                                         William A. Ackman
                                         Chairman of the Board of Trustees

                    APPENDIX A - PURCHASE AND SALE AGREEMENT


                           PURCHASE AND SALE AGREEMENT

                                  by and among

                   SOUTHWEST SHOPPING CENTERS, CO. II, L.L.C.,
                      a Delaware limited liability company,
                                   as Seller,

                                       and

             WXI/Z SOUTHWEST MALLS REAL ESTATE LIMITED PARTNERSHIP,
                         a Delaware limited partnership,
                                  as Purchaser,

                                      and,

     only for purposes of Section 8.8, Section 9.8 and Section 14.2 herein,
            FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS, an Ohio unincorporated association in the form of a business trust,

                                      and,

                    only for purposes of Section 12.1 herein,
                          FIRST UNION MANAGEMENT, INC.

                           PURCHASE AND SALE AGREEMENT
                           ---------------------------


         This PURCHASE AND SALE AGREEMENT (this "AGREEMENT") is made and entered into to be effective and binding as of the 14th day of July, 1999 (the "EFFECTIVE DATE"), by and among SOUTHWEST SHOPPING CENTERS CO. II, L.L.C., a Delaware limited liability company ("SELLER"), and WXI/Z SOUTHWEST MALLS REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("PURCHASER"), and, only for purposes of SECTION 8.8, SECTION 9.8 and SECTION 14.2 herein, FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS, an Ohio unincorporated association in the form of a business trust ("FUR"), and, only for purposes of
SECTION 12.1 herein, FIRST UNION MANAGEMENT, INC. ("FUM")

                              W I T N E S S E T H:
                              --------------------

         In consideration of and in reliance upon the covenants herein contained, and for ten dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                                    ARTICLE 1
                                    ---------

                                   DEFINITIONS
                                   -----------

         As used herein, the following words and phrases shall have the meanings set forth below:

         1.1 "ADDITIONAL DEPOSIT" has the meaning ascribed such term in SECTION 2.2.

         1.2 "ADJOURNED DATE" has the meaning ascribed such term in SECTION 5.3.

         1.3 "ADJUSTED PURCHASE PRICE" has the meaning ascribed such term in
SECTION 6.3.

         1.4 "ALEXANDRIA GROUND LEASES" means those leases identified on
SCHEDULE 1.4 annexed hereto.

         1.5 "ALEXANDRIA GROUND LEASE ASSIGNMENTS" shall mean separate assignments by Seller to Purchaser of Seller's interest under each of the Alexandria Ground Leases and the assumption by Purchaser of the Alexandria Ground Leases, in the form annexed hereto as EXHIBIT A.

         1.6 "ANCHOR(S)" has the meaning ascribed such term in SECTION 5.4(a).

         1.7 "ANCHOR AGREEMENTS" means the agreements listed on SCHEDULE 1.7, and such other similar reciprocal easement agreements and leases covering over 25,000 square feet of space at any Real Property which may be entered into by Seller after the date hereof and prior to Closing in accordance with the terms of this Agreement.

         1.8 "ANCHOR ESTOPPEL CERTIFICATES" has the meaning ascribed such term in SECTION 5.4(a).

         1.9 "APPROVED LEASE" has the meaning ascribed such term in SECTION 8.1(d).

         1.10 "ASSIGNMENT OF ANCHOR AGREEMENTS" means an assignment in the form of EXHIBIT B attached hereto.

         1.11 "ASSIGNMENT OF CONTRACTS" means an assignment in the form of EXHIBIT C attached hereto.

         1.12 "ASSIGNMENT OF LEASES AND SPECIALTY LICENSE AGREEMENTS" means an assignment in the form of EXHIBIT D attached hereto.

         1.13 "BILL OF SALE AND BLANKET CONVEYANCE" means a blanket conveyance, bill of sale and assignment in the form of EXHIBIT E attached hereto.

         1.14 "BOARD RESOLUTION" has the meaning ascribed such term in SECTION 2.3.

         1.15 "BROKER" means Granite Partners.

         1.16 "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which banks in New York City are authorized or obligated by law or executive order to close.

         1.17 "CLOSING" means the closing of the Escrow, disbursement of the Purchase Price and consummation of the transaction contemplated herein, which shall occur in accordance with ARTICLE 6.

         1.18 "CLOSING DATE" means the date which is ten (10) Business Days after the Seller Ratification is obtained, subject to adjournment as provided herein, but in any event not later than the Closing Deadline.

         1.19 "CLOSING DEADLINE" means December 20, 1999 with time being of the essence, unless the Purchaser and Seller mutually agree to extend the deadline for Closing; PROVIDED that, if the Shareholder Approval Deadline is extended pursuant to SECTION 14.2(e), the Closing Deadline shall likewise be extended by one day for each day that the Shareholder Approval Deadline is so extended.

         1.20 "CONFIDENTIAL INFORMATION" has the meaning ascribed such term in
SECTION 8.3.

         1.21 "CONTRACTS" means all of the following to the extent they pertain to the Property: (a) management, leasing, service, supplier, maintenance, operating and repair contracts and similar agreements to which Seller is a party (excluding the Leases, the Specialty License Agreements, the Anchor Agreements and recorded documents evidencing the Permitted Exceptions), (b) equipment leases to which Seller is a party, including rights, if any, to renew or extend the term or purchase the leased equipment, (c) construction contracts with third parties hired to perform tenant work and Mall improvements, if any, to which Seller is a party and (d) all rights and options of Seller under the foregoing items (a) through (c).

         1.22 "CUTOFF DATE" has the meaning ascribed such term in SECTION 7.1.

         1.23 "DEED" has the meaning ascribed such term in SECTION 6.3.

         1.24 "DEFECT" or "DEFECTS" means (a) any exception, condition, limitation, qualification, exclusion or other title matter, other than a Permitted Exception, noted in or shown by the Title Commitments or the Surveys or (b) a lien, security interest or other encumbrance, other than a Permitted Exception or any Lease, Specialty License Agreement or Anchor Agreement. Notwithstanding anything to the contrary herein, any purchase option, right of first refusal, right of first offer or similar right to purchase or any right to participate in the gross or net profits or revenues or proceeds from any Property (other than any right of GMAC under the GMAC Loan Documents and other than as set forth in Seller's Files) shall be deemed to be a Defect and shall not be a Permitted Exception to the extent that any such right would be binding on Purchaser or its successors and assigns.

         1.25 "DELINQUENT" has the meaning ascribed such term in SECTION 7.1.

         1.26 "DEPOSIT" has the meaning ascribed such term in SECTION 2.2.

         1.27 "DUE DILIGENCE TERMINATION DEADLINE" has the meaning ascribed such term in SECTION 4.1; provided that the Due Diligence Termination Deadline may be extended from time to time by Seller to a date which is five (5) Business Days after the date on which Seller or the Title Insurer provides Purchaser with copies of all (i) underlying documents referred to in Seller's Title Insurance Policies and (ii) surveys of the Real Property. If Purchaser waives, in writing, receipt of any such underlying documents or surveys, the matters with respect to which receipt of such documents or surveys has been waived shall constitute Permitted Exceptions. Purchaser agrees to advise Seller prior to the initial Due Diligence Termination Deadline (but not any extensions thereof) of any such underlying documents or surveys which have not been received by Purchaser.

         1.28 "DUE DILIGENCE TERMINATION NOTICE" has the meaning ascribed such term in SECTION 4.1.

         1.29 "EFFECTIVE DATE" has the meaning ascribed such term in the Preamble.

         1.30 "ENVIRONMENTAL LAWS" has the meaning ascribed such term in SECTION 9.3.

         1.31 "ESCROW" means the escrow created pursuant to the Escrow Agreement with respect to the Deposit and the closing documents and other closing deliveries pursuant to ARTICLE 6.

         1.32 "ESCROW AGREEMENT" means the Escrow Agreement among Purchaser, Seller and Escrowee as shall be agreed upon by the parties hereto and the Escrowee.

         1.33 "ESCROWEE" means the First American Title Insurance Company.

         1.34 "ESCROWEE WIRING INSTRUCTIONS" has the meaning ascribed such term in SECTION 2.2.

         1.35 "EVALUATION MATERIAL" means any information and materials relating to the Property or the operation, leasing, management or maintenance thereof reasonably requested or received by Purchaser for examination with respect to the conduct of its due diligence pursuant to ARTICLE 4, including, without limitation, all (i) Leases, Contracts, Specialty License Agreements and Anchor Agreements and (ii) books, records, documents, files and computer files and databases.

         1.36 "EXCHANGE" has the meaning ascribed such term in SECTION 14.17.

         1.37 "EXCLUDED ANCHOR AGREEMENTS" has the meaning ascribed such term in
SECTION 5.4(a).

         1.38 "EXCUSABLE DELAY" means an SEC Delay, a preliminary or permanent injunction, a temporary restraining order, inclement weather or matters of a similar type which are beyond the control of Seller, in each case, which prohibits or prevents the holding of a meeting of the shareholders of FUR.

         1.39 "FUM" has the meaning ascribed such term in the Preamble.

         1.40 "FUR" has the meaning ascribed such term in the Preamble.

         1.41 "GMAC" has the meaning ascribed such term in SECTION 3.1.

         1.42 "GMAC ASBESTOS MAINTENANCE AGREEMENT" has the meaning ascribed such term on SCHEDULE 3.2(b).

         1.43 "GMAC ASSUMPTION FEES" has the meaning ascribed to such term in
SECTION 3.3.

         1.44 "GMAC CHARGES" has the meaning ascribed such term in SECTION 3.3.

         1.45 "GMAC COMMITMENT" has the meaning ascribed such term on SCHEDULE 3.2(b).

         1.46 "GMAC CONSENT" means (a) the consent of GMAC to the transfer of the Real Property to Purchaser and the substitution of Purchaser for Seller as the borrower under the GMAC Loan Documents and (b) the agreement of GMAC to provide Seller with the GMAC Release at Closing.

         1.47 "GMAC COOPERATION AGREEMENT" has the meaning ascribed such term on
SCHEDULE 3.2(b).

         1.48 "GMAC ENVIRONMENTAL AGREEMENT" has the meaning ascribed such term on SCHEDULE 3.2(b).

         1.49 "GMAC ESTOPPEL CERTIFICATE" has the meaning ascribed such term in
SECTION 5.4(d).

         1.50 "GMAC FUR INDEMNITY" has the meaning ascribed such term on
SCHEDULE 3.2(b).

         1.51 "GMAC GRANITE LETTER" has the meaning ascribed such term in
SECTION 3.3.

         1.52 "GMAC LOAN AGREEMENT" shall mean the Loan Agreement dated as of September 30, 1996 between Seller and GMAC as amended by an agreement dated December 23, 1996.

         1.53 "GMAC LOAN DOCUMENTS" shall mean the GMAC Loan Agreement, the GMAC Mortgage, the note(s) secured thereby and all other documents, agreements and instruments relating to the loan secured thereby, which documents are listed on
SCHEDULE 3.2(b) annexed hereto.

         1.54 "GMAC LOCKBOX AGREEMENT" has the meaning ascribed such term on
SCHEDULE 3.2(b).

         1.55 "GMAC MANAGEMENT FEE AGREEMENT" has the meaning ascribed such term on SCHEDULE 3.2(b).

         1.56 "GMAC MORTGAGE" has the meaning ascribed such term in SECTION 3.1.

         1.57 "GMAC PARK PLAZA PREPAYMENT PENALTY" has the meaning ascribed such term in SECTION 3.4.

         1.58 "GMAC PARK PLAZA RELEASE PRICE" has the meaning ascribed such term in SECTION 3.4.

         1.59 "GMAC PREPAYMENT PENALTY" has the meaning ascribed such term in
SECTION 3.2.

         1.60 "GMAC RELEASE" has the meaning ascribed such term in SECTION 3.2.

         1.61 "GMAC REPAIR AGREEMENT" has the meaning ascribed such term on
SCHEDULE 3.2(b).

         1.62 "GMAC RESERVE AGREEMENT" has the meaning ascribed such term on
SCHEDULE 3.2(b).

         1.63 "GMAC RESERVES REIMBURSEMENT" has the meaning ascribed such term in SECTION 7.1.

         1.64 "GMAC TERMINATION DEADLINE" has the meaning ascribed such term in
SECTION 3.2(a).

         1.65 "HAZARDOUS MATERIALS" has the meaning ascribed such term in
SECTION 9.3.

         1.66 "INITIAL DEPOSIT" has the meaning ascribed such term in SECTION
2.2.

         1.67 "INTANGIBLES" means (a) all existing warranties and guarantees (express or implied) issued to or held by Seller or Sellers' predecessors in title in connection with the Real Property or the Personalty, (b) the right to the name of each Mall and (c) all trade names, trademarks, logos, copyrights and other general intangibles relating to the Real Property and the Personalty.

         1.68 "INTEREST INCOME" has the meaning ascribed such term in SECTION
5.1.

         1.69 "LEASE YEAR" has the meaning ascribed such term in SECTION 7.1.

         1.70 "LEASES" means all leases, subleases and other occupancy agreements to which Seller is a party for any portion of, or interest in, the Real Property, other than the Specialty License Agreements and the Anchor Agreements, including all such occupancy agreements which may be made by Seller after the date hereof and prior to Closing in accordance with the terms of this Agreement.

         1.71 "LOSSES" means all losses, claims, damages, liabilities, costs and expenses, including reasonable attorney's fees and expenses.

         1.72 "LOSSES THRESHOLD" has the meaning ascribed such term in SECTION 9.8(b).

         1.73 "MALL" means that portion of the Property located at a particular shopping center. The Malls are listed on SCHEDULE 1.73 attached hereto.

         1.74 "MARKETING FUND BALANCE" means the fund or funds held by Seller on behalf of tenants at a Mall or the Malls for marketing and promotional activities.

         1.75 "PARK PLAZA PREMISES" has the meaning ascribed such term in
SECTION 3.2.

         1.76 "PCBS" has the meaning ascribed such term in SECTION 9.3.

         1.77 "PERMITTED EXCEPTIONS" means collectively the exceptions to title to the Real Property listed on SCHEDULE 1.77 attached hereto, and such other exceptions to title as are approved (or deemed approved hereunder) or waived (or deemed waived hereunder) by Purchaser.

         1.78 "PERSONALTY" means all movable equipment, furniture, furnishings, supplies and other personal property owned by Seller, which are now or may hereafter be located on the Property or used in connection with the operation, ownership, leasing, management or maintenance of the Property other than the items, if any, listed on SCHEDULE 1.78.

         1.79 "PREPAYMENT CONSIDERATION" has the meaning ascribed such term in
SECTION 3.2.

         1.80 "PROPERTY" means collectively, the Real Property, the Personalty, the Records, the Leases, the Specialty License Agreements, the Anchor Agreements, the Contracts and the Intangibles.

         1.81 "PRORATION DATE" has the meaning ascribed to such term in SECTION 7.1.

         1.82 "PURCHASE PRICE" has the meaning ascribed to such term in SECTION 2.2.

         1.83 "PURCHASER" means WXI/Z Southwest Malls Real Estate Limited Partnership, a Delaware limited partnership, having business offices c/o Zamias Services Inc, 300 Market Street, Johnstown, PA 15901.

         1.84 "PURCHASER'S AGENTS" has the meaning ascribed such term in SECTION 4.1.

         1.85 "RATING AGENCIES" means the rating agencies which assigned a rating to the debt evidenced or secured by the GMAC Loan Documents.

         1.86 "RATING AGENCY CONSENT" means the consent or approval of each Rating Agency to the transfer of the Real Property to Purchaser and the substitution of Purchaser for Seller as the borrower under the GMAC Loan Documents, to the extent such consent or approval is required by GMAC or the GMAC Loan Documents as a condition to the granting or effectiveness of the GMAC Consent or the assumption by Purchaser of the GMAC Loan Documents.

         1.87 "RCRA" has the meaning ascribed such term in SECTION 9.3.

         1.88 "REAL PROPERTY" means (a) all of that certain land more particularly described in SCHEDULE 1.88 attached hereto, including the buildings and all other improvements, structures, fixtures, facilities and installations located thereon, including all building systems and equipment relating thereto (except trade fixtures, equipment and other items owned by tenants or other third parties under the Leases, the Specialty License Agreements, the Anchor Agreements or otherwise listed on SCHEDULE 1.88), together with all easements, covenants, rights, tenements, hereditaments and appurtenances thereunto belonging or appertaining and (b) the interest of Seller under the Alexandria Ground Leases.

         1.89 "RECORDS" means all permits, licenses, certificates of occupancy, approvals, authorizations, plats, plans and surveys relating to the ownership or operation of the Property or any part thereof or interest therein, to the extent in Seller's possession or control.

         1.90 "REMAINING SELLER GMAC LOAN" has the meaning ascribed such term in
SECTION 3.4.

         1.91 "RENTALS" has the meaning ascribed such term in SECTION 7.1.

         1.92 "SATISFACTORY ESTOPPEL CERTIFICATE" has the meaning ascribed such term in SECTION 5.4(c).

         1.93 "SELLER" means Southwest Shopping Centers, Co. II, L.L.C., a Delaware limited liability company, having its business offices at 551 Fifth Avenue (Suite 1416) New York, New York 10177-1499.

         1.94 "SEC DELAY" means FUR's inability to clear with the Securities and Exchange Commission a definitive proxy statement with sufficient time to declare a record date, mail proxy statements, solicit proxies and conduct a duly called meeting in accordance with all applicable laws, rules and regulations and FUR's organizational documents by the Shareholder Approval Deadline.

         1.95 "SELLER RATIFICATION" has the meaning ascribed such term in
SECTION 14.2.

         1.96 "SELLER'S CASUALTY NOTICE" has the meaning ascribed such term in
SECTION 10.1.

         1.97 "SELLER'S CONDEMNATION NOTICE" has the meaning ascribed such term in SECTION 10.2.

         1.98 "SELLER'S FILES" means the written documentation made available to Purchaser or Purchaser's Agents prior to the Due Diligence Termination Deadline at the offices of Seller or FUR in Cleveland or Dallas or the on-site management office at each Mall or otherwise delivered to Purchaser or Purchaser's Agents prior to the Due Diligence Termination Deadline, it being understood and agreed that Seller's Files shall only be deemed to include such documentation made available in such Cleveland or Dallas or on-site management offices or delivered to Purchaser prior to the Due Diligence Deadline and shall not be deemed to include any additional, amended or different documentation made available in such Cleveland or Dallas or on-site management offices (or anywhere else) or delivered to Purchaser or included in Seller's books, records, or files after the Due Diligence Termination Deadline.

         1.99 "SELLER'S TITLE INSURANCE POLICIES" means the title insurance policies insuring Seller with respect to the Real Property which are set forth on SCHEDULE 1.99.

         1.100 "SHAREHOLDER APPROVAL DEADLINE" means November 30, 1999, as the same may be extended pursuant to SECTION 14.2(e).

         1.101 "SPECIALTY LICENSE AGREEMENTS" means all agreements or licenses for a term of one year or less for occupancy of space within the Real Property including license agreements which may be entered into after the date hereof and prior to Closing in accordance with the terms of this Agreement. A schedule of the Specialty License Agreements existing as of the date hereof is attached as
SCHEDULE 1.101.

         1.102 "SURVEY" means a survey of each parcel of the Real Property dated on or after June 1, 1999, made by a surveyor or civil engineer duly licensed in the state in which such parcel is located.

         1.103 "TAXES" has the meaning ascribed such term in SECTION 5.2(a).

         1.104 "TENANT" shall mean a tenant under a Lease.

         1.105 "TENANT COSTS" has the meaning ascribed such term in SECTION 8.1(d).

         1.106 "TENANT COSTS ESCROW ACCOUNT" has the meaning ascribed such term in SECTION 8.1(d).

         1.107 "TENANT ESTOPPEL CERTIFICATE" has the meaning ascribed such term in SECTION 5.4(b).

         1.108 "TENANT LITIGATION SPACE" has the meaning ascribed such term in
SECTION 5.4(b).

         1.109 "TESTING" has the meaning ascribed such term in SECTION 4.2.

         1.110 "TITLE COMMITMENT" means a binder or commitment to be issued by Title Insurer to Purchaser, providing for the issuance at the Closing to Purchaser of the Title Policy.

         1.111 "TITLE INSURER" means First American Title Insurance Company (through its offices located in New York, New York and Santa Ana, Texas).

         1.112 "TITLE OBJECTIONS STATEMENT" has the meaning ascribed such term in SECTION 5.3.

         1.113 "TITLE POLICY" means an Owner's Policy of Title Insurance issued by the Title Insurer dated the date and time of Closing insuring Purchaser's fee simple title to the Real Property (or with respect to the portions of the Real Property that are subject to the Alexandria Ground Leases, Purchaser's leasehold interests in such Real Property), free and clear of all liens, claims, covenants, restrictions, exceptions, exclusions and other encumbrances other than the Permitted Exceptions; PROVIDED that, at Purchaser's election, Chicago Title Insurance Company may act as co-insurer or reinsurer with respect to the Title Policy without creating any further liability or obligation on the part of Seller.

         1.114 "VALID TITLE OBJECTIONS" has the meaning ascribed such term in
SECTION 5.3.

         1.115 "VOLUNTARY ENCUMBRANCES" has the meaning ascribed to such term in
SECTION 5.3.

         1.116 "VOTING AGREEMENTS" has the meaning ascribed such term in SECTION 2.3.


                                    ARTICLE 2
                                    ---------

                                AGREEMENT TO SELL
                                -----------------

         2.1 AGREEMENT. Upon and subject to the terms and conditions contained in this Agreement, Seller agrees to sell, convey, transfer and assign to Purchaser, and Purchaser agrees to purchase from Seller, all of Seller's right, title and interest in and to the Property; it being understood that Seller's right, title and interest in the Intangibles shall be assigned to Purchaser to the extent such Intangibles are owned and assignable by Seller.

         2.2 PURCHASE PRICE. The purchase price for the Property (the "PURCHASE PRICE") shall be ONE HUNDRED NINETY-ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($191,500,000), allocated to the respective Malls as provided in Section
2.4 and adjusted as set forth herein and reflected on the closing statements to be delivered at Closing, payable as follows:

                  (a) Simultaneously with the execution and delivery of this Agreement, Purchaser shall deposit with Escrowee the sum of ONE MILLION AND 00/100 DOLLARS ($1,000,000) (the "INITIAL DEPOSIT"; together with the Additional Deposit, the "DEPOSIT") by wire transfer of immediately available funds in accordance with Escrowee's wiring instructions as set forth on SCHEDULE 2.2(a) annexed hereto (the "ESCROWEE WIRING INSTRUCTIONS"), which constitutes an initial downpayment on account of the Purchase Price. The Deposit shall be held and disbursed by Escrowee in accordance with the terms and conditions of the Escrow Agreement;

                  (b) On or before the Due Diligence Termination Deadline, Purchaser shall deposit with Escrowee the additional sum of NINE MILLION AND 00/100 DOLLARS ($9,000,000) as an additional downpayment on account of the Purchase Price (the "ADDITIONAL DEPOSIT"), by wire transfer of immediately available funds to Escrowee in accordance with the Escrowee Wiring Instructions;

                  (c) The outstanding principal amount of the GMAC Mortgage on the date of Closing (after payment of the GMAC Park Plaza Release Price in accordance with this Agreement) as certified by GMAC in the GMAC Estoppel Certificate, by Purchaser assuming the GMAC Mortgage and the GMAC Loan Documents at the Closing as provided in this Agreement; PROVIDED that if Purchaser receives the GMAC Consent and the GMAC Estoppel Certificate and nonetheless elects at Closing, in its sole discretion, to proceed with the Closing and not to assume the GMAC Mortgage and GMAC Loan Documents, Purchaser shall, in addition to payment of the Purchase Price, pay in full the GMAC Prepayment Penalty at Closing, in which event the foregoing portion of the Purchase Price shall be payable in cash and shall be added to the cash payment required to be paid under subparagraph "(d)" below; and

                  (d) At the Closing, Purchaser shall deposit with Escrowee, by wire transfer of immediately available funds in accordance with the Escrowee Wiring Instructions, the balance of the Purchase Price, subject to prorations as provided in ARTICLE 7 hereof.

         2.3 APPROVALS. The parties hereto agree that this Agreement shall automatically terminate (in which case the Initial Deposit shall promptly be returned to Purchaser and neither party to this Agreement shall have any further obligation or liability to the other party under this Agreement except for those provisions which are expressly stated herein to survive termination of this Agreement) if (a) Purchaser does not receive a copy of a resolution of the Board of Trustees of FUR, certified by an officer of FUR as true and correct, approving this Agreement and the transactions contemplated hereby and recommending that the shareholders of FUR consent to and approve the transactions contemplated hereby (the "BOARD RESOLUTION") and (b) Purchaser does not receive, in the form heretofore agreed upon by Seller and Purchaser, a voting agreement and irrevocable proxy executed by (i) Gotham Partners, L.P., Gotham Partners III, L.P. and Gotham Partners International Ltd. and (ii) Apollo Real Estate Investment Fund II, L.P., each a shareholder of FUR, pursuant to which such shareholders shall agree to vote to approve the transactions contemplated hereby (the "VOTING AGREEMENTS"), in each case on or prior to July 16, 1999.

         2.4 PURCHASE PRICE ALLOCATION. Seller and Purchaser agree that the Purchase Price, subject to adjustment as set forth in this Agreement, shall be allocated among the Malls as agreed upon by Seller and Purchaser after the Effective Date. Seller and Purchaser shall reasonably cooperate from and after the Effective Date in determining such allocation and the allocation of any adjustments to the Purchase Price.
No part of the Purchase Price shall be allocated to the Personalty.


                                    ARTICLE 3
                                    ---------

                                 GMAC MORTGAGES
                                 --------------

         3.1 DESCRIPTION OF GMAC MORTGAGES. The Property is subject to the mortgages and deeds of trust described on SCHEDULE 3.2(b) attached hereto (collectively, the "GMAC MORTGAGE"), which secure a promissory note in the original principal amount of $165,000,000.00 payable to GMAC Commercial Mortgage Corporation (together with any successor to GMAC Commercial Mortgage Corporation under the GMAC Loan Documents, "GMAC"). The GMAC Mortgage and the GMAC Loan Documents shall constitute Permitted Exceptions.

         3.2 ASSUMPTION OF GMAC MORTGAGE; GMAC PREPAYMENT PENALTY; GMAC RELEASE.

                  (a) Purchaser acknowledges that there is a substantial prepayment penalty applicable to the GMAC Loan Documents and that Seller shall not be obligated to bear the cost of such prepayment penalty (other than the GMAC Park Plaza Prepayment Penalty) or to pay-off the GMAC Mortgage at Closing. Accordingly, if Purchaser and Seller have not received the GMAC Consent and the Rating Agency Consent by the date that is seventy (70) days after the date on which Purchaser receives the Board Resolution and the Voting Agreements (the "GMAC TERMINATION DEADLINE"), this Agreement will automatically terminate (in which case the Additional Deposit shall promptly be returned to Purchaser and the Initial Deposit shall be promptly paid to Seller and neither party to this Agreement shall have any further obligation or liability to the other party under this Agreement except for those provisions which are expressly stated herein to survive termination of this Agreement). Notwithstanding anything to the contrary contained in this Agreement, if the GMAC Consent and the Rating Agency Consent are received by Seller and Purchaser prior to the GMAC Termination Deadline (as the same may be extended) and nonetheless GMAC does not permit the assumption of the GMAC Mortgage by Purchaser, then either Purchaser or Seller shall have the right to terminate this Agreement by written notice delivered to the other on or prior to Closing, in which case the Deposit shall be promptly returned to Purchaser and neither party to this Agreement shall have any further obligation or liability to the other party under this Agreement except for those provisions which are expressly stated herein to survive termination of this Agreement; PROVIDED that Purchaser shall not be entitled to the return of the Deposit, and the Deposit shall be paid to Seller, in the event that the sole reason GMAC does not permit the assumption of the GMAC Mortgage by Purchaser (even though the GMAC Consent and the Rating Agency Consent are received by Seller and Purchaser prior to the GMAC Termination Deadline) is because of the fault of Purchaser. As used herein, the "GMAC PREPAYMENT PENALTY" shall mean the entire prepayment penalty applicable to payment in full of the GMAC Mortgage including, without limitation, the "PREPAYMENT CONSIDERATION," as defined in the Promissory Note dated as of September 30,1996, in the original principal amount of $165,000,000.00 made by Seller in favor of GMAC, as applicable to the payment in full of the GMAC Mortgage.

                  (b) Purchaser and Seller shall use best efforts, including by executing splitter and other documents reasonably required by GMAC which are not adverse to either such party but without being required to expend any sums other than the GMAC Charges and the GMAC Assumption Fees which are payable as hereinafter provided, to cause (i) GMAC to deliver to Purchaser and Seller the GMAC Consent by the GMAC Termination Deadline, (ii) the Rating Agencies to deliver to Purchaser and Seller the Rating Agency Consent by the GMAC Termination Deadline and (iii) GMAC to deliver to Seller at Closing a (A) full and complete unconditional release of Seller, each guarantor and indemnitor and all principals and affiliates of Seller (including, without limitation, FUR and FUM) with respect to all of their respective obligations and liabilities under the GMAC Loan Documents, including, without limitation (1) all guarantees and indemnities and (2) the documents listed on SCHEDULE 3.2(b) annexed hereto and made a part hereof and

(B) an unconditional release from the GMAC Mortgage (and all other GMAC Loan Documents) of the premises commonly known as the Park Plaza Mall, Little Rock, Arkansas ("PARK PLAZA PREMISES"), each in form and substance satisfactory to Seller (the releases described in clauses "(i)" and "(ii)" above, collectively, the "GMAC RELEASE.")

         3.3 GMAC ASSUMPTION FEES AND CHARGES. Seller shall pay at Closing an assumption or transfer fee of up to 1.0% of the outstanding principal balance of the GMAC Mortgage as set forth in the GMAC/Granite Letter (the "GMAC ASSUMPTION FEES"). Purchaser shall pay all other fees (unrelated to the Park Plaza Premises) in connection with the assumption of the GMAC Loan Documents by Purchaser (other than any assumption or transfer fees charged by GMAC in connection with the assumption by Purchaser of the GMAC Loan Documents), including title insurance endorsements, any mortgage tax applicable to the assumption of the GMAC Loan Documents by Purchaser or transactions consummated in connection therewith and all expenses of GMAC and its attorneys and the Rating Agencies and their attorneys (collectively, the "GMAC CHARGES"). As used herein, the term "GMAC GRANITE LETTER" shall mean that certain letter dated December 2, 1998 from GMAC Commercial Mortgage to Robert Williams of Granite Partners LLC, a copy of which Purchaser hereby acknowledges receipt.

         3.4 Notwithstanding anything to the contrary contained in this Agreement, Seller shall have the sole right to negotiate for and attempt to obtain GMAC's agreement (i) to the reduction or elimination of the GMAC Park Plaza Release Price and/or the GMAC Park Plaza Prepayment Penalty and/or (ii) to keep Seller or an affiliate of Seller as the borrower with respect to a portion of the GMAC Mortgage (or to make a new mortgage loan to Seller or affiliate) equal to the Allocated Loan Amount (as defined in the GMAC Loan Agreement) with respect to the Park Plaza Premises or such other amount as GMAC may agree to or require (the "REMAINING SELLER GMAC LOAN"), which Remaining Seller GMAC Loan may encumber the Park Plaza Premises and/or other properties other than the Property; PROVIDED that in no event shall any agreement between Seller and GMAC relating to clauses (i) or (ii) above result in any modification to the GMAC Loan Documents without the consent of Purchaser, except that the GMAC Loan Documents may be modified without Purchaser's consent to release the Park Plaza Premises and to reduce the outstanding principal amount of the GMAC Mortgage by an amount up to the Allocated Loan Amount (as defined in the GMAC Loan Agreement) with respect to the Park Plaza Premises and as otherwise reasonably required solely to accomplish such release and reduction. Any Remaining Seller GMAC Loan shall not be cross-defaulted or cross-collateralized (or otherwise dependent or related in any manner on or to) with the GMAC Mortgage assumed by Purchaser and the GMAC Mortgage as assumed by Purchaser at Closing shall not provide that it is cross-defaulted or cross-collateralized (or otherwise dependent or related in any manner on or to) with the Remaining Seller GMAC Loan. As used herein, the term "GMAC PARK PLAZA RELEASE PRICE" shall mean the payment required under Section 4.(a) (A.) of the GMAC Loan Agreement as applicable to a release of the Park Plaza Premises from the GMAC Mortgage, as same may be reduced, adjusted or waived as a result of negotiation or as otherwise may be agreed to by GMAC. As used herein, the "GMAC PARK PLAZA PREPAYMENT PENALTY" shall mean the "applicable Prepayment Consideration," as used in Section 4.(a)(B) of the GMAC Loan Agreement, as applicable to the prepayment attributable to the payment of the GMAC Park Plaza Release Price, as same may be reduced, adjusted or waived as a result of negotiation or as otherwise may be agreed to by GMAC.

                                    ARTICLE 4
                                    ---------

                                  DUE DILIGENCE
                                  -------------

         4.1 DUE DILIGENCE REVIEWS.

                  (a) At Purchaser's sole cost and expense, Purchaser and its employees, consultants, engineers, licensees, contractors, surveyors, appraisers, attorneys, auditors and other agents or representatives (collectively, "PURCHASER'S AGENTS") shall have the right, subject to the provisions of SECTION 4.2(a), prior to the date that is twenty-five (25) days after the date on which Purchaser receives the Board Resolution and the Voting Agreements (the "DUE DILIGENCE TERMINATION DEADLINE") to inspect, examine, survey, obtain engineering inspections, conduct soil tests, environmental tests and inspections of the Real Property, examine and review all Evaluation Material, and conduct such other tests, studies, reviews and inspections as Purchaser may reasonably elect (including the testing and review of computer files and databases containing information on tenants); PROVIDED that the same is permitted under the terms of the applicable Anchor Agreement, Lease or Specialty License Agreement, as the case may be. Purchaser may, by written notice to Seller, extend the Due Diligence Termination Deadline by one day for each day prior to the Due Diligence Termination Deadline (as the same may be extended) on which Seller's Files are not made available to Purchaser for at least nine (9) hours, if such day is a Business Day, or eight (8) hours, if such day is not a Business Day. Seller shall reasonably cooperate with Purchaser in conducting the foregoing inspections and Seller shall make available to Purchaser wherever located all Evaluation Material in the possession or under the control of Seller. Upon not less than one (1) Business Day's prior written notice to Seller, Purchaser shall have reasonable access to the Real Property and the Evaluation Material wherever located, subject to the terms of the applicable Anchor Agreements Leases and Specialty License Agreements; PROVIDED that a representative of Seller may accompany Purchaser and Purchaser's Agents; PROVIDED FURTHER that the unavailability or failure of a representative of Seller to accompany Purchaser and Purchaser's Agents shall not limit the access of Purchaser and Purchaser's Agents to the Real Property and the Evaluation Material. Purchaser shall, subject to the terms of SECTION 8.3, be permitted to duplicate all or so much of the Evaluation Material as Purchaser and Seller deem appropriate. Purchaser shall reimburse Seller for any reasonable out-of-pocket expenses incurred by Seller, at Purchaser's or Purchaser's Agents' request, in connection with Purchaser's due diligence and other investigations pursuant to this ARTICLE 4. Purchaser shall cause Purchaser's Agents to comply with their obligations under SECTION 8.3.

                  (b) Purchaser shall have the right to terminate this Agreement; PROVIDED that Seller shall have received from Purchaser written notice of such election to terminate (the "DUE DILIGENCE TERMINATION NOTICE") no later than the Due Diligence Termination Deadline. If Seller shall have received the Due Diligence Termination Notice by the Due Diligence Termination Deadline, then this Agreement shall be terminated and the Deposit (or so much thereof as shall have been paid by Purchaser) and any Interest Income shall be retained by Seller and, thereupon, neither party to this Agreement shall have any further obligation or liability to the other party under this Agreement except for those provisions which are expressly stated herein to survive termination of this Agreement. If Seller shall not receive the Due Diligence Termination Notice by the Due Diligence Deadline, Purchaser shall have no right to terminate this Agreement except as may be expressly provided elsewhere in this Agreement. Notwithstanding anything to the contrary contained in this Agreement (including any limitations on remedies provided elsewhere in this Agreement), in the event that (i) Purchaser terminates this Agreement by delivery of a Due Diligence Termination Notice in accordance with this SECTION 4.1(b) and (ii) Seller enters into a written agreement with any person or entity other than Purchaser to sell all or any portion of the Real Property within six (6) months after the date on which this Agreement is so terminated, then Seller shall pay to Purchaser the amount, if any, by which the purchase price to be paid for the Real Property (or portion thereof) under such other written agreement exceeds the amount of the Purchase Price allocable to such Real Property (or portion thereof) hereunder; PROVIDED that the amount required to be paid by Seller shall not exceed the amount of the Initial Deposit. The obligations of Seller in the preceding sentence shall survive the termination of this Agreement pursuant to this SECTION 4.1(b) for seven (7) months.

         4.2 (a) Without limiting Purchaser's obligations in the conduct of its due diligence as provided in SECTION 4.1 above or its obligations (or that of its affiliates) under SECTION 8.3, (i) Purchaser shall not, and shall cause Purchaser's Agents not to, conduct any site inspection without first contacting and making arrangements for an inspection with Earl Dorsett (telephone no. (216) 781-4030) or Larry Cocks (telephone no. (972) 448-2025) and (ii) Purchaser shall not, and shall cause Purchaser's Agents not to, conduct any soil test or sampling or any boring, digging, drilling or other physical intrusion of the Properties and/or the improvements thereon other than Phase I environmental site assessments (collectively, "TESTING") without the prior written consent of Seller, which consent shall not be unreasonably withheld or delayed unless the same is prohibited by the terms of the applicable Anchor Agreement, Lease or Specialty License Agreement, as the case may be; it being understood that Seller may withhold its consent with respect to Phase II environmental site assessments for any reason or for no reason.

                  (b) If Seller consents to any Testing (i) Purchaser and Purchaser's Agents shall maintain property damage and liability insurance policies in form and amounts acceptable to Seller (and naming, as additional insureds, Seller and all mortgage lenders with respect to the Real Property as may be required by Seller) prior to commencing any such Testing, (ii) at the request of Seller, Purchaser and Purchaser's Agents shall provide Seller with certificates of insurance and insurance binders evidencing the maintenance of such insurance and (iii) upon completion of Testing at any particular Mall, Purchaser and Purchaser's Agents shall restore promptly, at Purchaser's sole cost and expense, the Mall to its condition existing prior to such Testing. In performing any site inspection, Testing or due diligence with respect to a Mall, Purchaser agrees and shall cause Purchaser's Agents to not unreasonably interfere with the operation of such Mall or unreasonably disturb the occupancy of any tenant at such Mall. A representative of Seller may accompany Purchaser and Purchaser's Agents in connection with the performance of any site inspection, Testing or due diligence with respect to any Mall; PROVIDED that the unavailability or failure of a representative of Seller to accompany Purchaser and Purchaser's Agents shall not limit the ability of Purchaser and Purchaser's Agents to conduct any such site inspections, Testing or due diligence. Purchaser hereby indemnifies and holds harmless Seller and all of its principals and affiliates from and against any and all Losses that may arise in connection with any and all claims arising out of the acts or alleged acts of Purchaser or any of Purchaser's Agents with respect to any site inspection or Testing or other act pursuant to or in violation of the provisions of this ARTICLE 4, except to the extent caused by the negligence or willful acts of Seller, its employees or representatives.

                  (c) The results of all Testing shall be promptly shared with Seller and copies of all written reports of the results of all Testing shall be delivered to Seller, in each case, only if Purchaser delivers a Due Diligence Termination Notice to Seller or otherwise terminates this Agreement. The obligations of Purchaser under this ARTICLE 4 shall survive the termination of this Agreement.


                                    ARTICLE 5
                                    ---------

                 ESCROW, TITLE, SURVEY AND ESTOPPEL CERTIFICATES
                 -----------------------------------------------

         5.1 ESCROW; DISPOSITION OF DEPOSIT.

                  (a) The Closing of the transaction contemplated hereby shall be through the Escrow pursuant to the provisions of this ARTICLE 5. The Deposit (or so much thereof as shall have been paid by Purchaser) shall be paid (i) to Seller at and upon the Closing or in accordance with the provisions of SECTION
11.2 or as provided in the proviso to the third sentence of SECTION 3.2(a), (ii) to Seller immediately upon a termination by Purchaser of this Agreement in accordance with the provisions of SECTION 4.1(b) or (iii) to Purchaser immediately upon any other termination of this Agreement (by Purchaser or Seller or otherwise) in accordance with the provisions of this Agreement; PROVIDED that, in the event this Agreement terminates pursuant to the second sentence of
SECTION 3.2(a) as a result of the GMAC Consent and the Rating Agency Consent not being timely obtained, the Initial Deposit shall be paid to Seller and the Additional Deposit shall be paid to Purchaser. All interest and income earned on the Initial Deposit and the Additional Deposit (the "INTEREST INCOME") shall be paid to Purchaser unless the Closing does not occur and, as a result, the Deposit (or the Initial Deposit) is forfeited to Seller pursuant to Section 3.2(a), SECTION 4.1(b) or SECTION 11.2, in which case the Interest Income on the Deposit (or portion thereof) which is forfeited to Seller shall be paid to Seller. This Agreement shall not be merged into the Escrow Agreement, but the Escrow Agreement shall be deemed auxiliary to this Agreement and, as between the parties hereto, the provisions of this Agreement shall govern and control. If there is any conflict between the Escrow Agreement and this Agreement, this Agreement shall control.

                  (b) In the event that any amounts which have been deposited with Escrowee pursuant to this Agreement are required to be paid or delivered pursuant to the terms of this Agreement, Seller and Purchaser each agree that it will promptly instruct Escrowee (in writing with a copy to the other party) to promptly pay or deliver the same to the party entitled thereto. The provisions of this Section 5.2(b) shall survive the termination of this Agreement until all amounts required to be paid under this Agreement have been paid.

         5.2 ESCROW, TITLE COSTS AND TRANSFER TAXES. Title insurance, escrow charges and other costs shall be arranged and paid as follows:

                  (a) Seller and Purchaser shall each pay 50% of the cost of (i) the Escrow, (ii) obtaining the Title Commitments, Title Policies and title abstracts and examinations, (iii) obtaining the Surveys, (iv) recording the Deeds from Seller to Purchaser and any other documents and (v) the aggregate of any and all real property transfer tax, deed tax, sales tax and other similar taxes applicable to the conveyance and transfer of the Real Property and Personalty pursuant to this Agreement (collectively, the "TAXES").

                  (b) Purchaser shall pay the cost of obtaining any endorsements to the Title Policies.

                  (c) Seller shall pay the cost of and have the responsibility for recording any documents required to satisfy or release Defects or to insure over the same to the extent Seller is obligated or elects to cure such Defects in accordance with SECTION 5.3.

                  (d) The obligations of Seller and Purchaser pursuant to this
SECTION 5.2 shall survive the Closing.

         5.3 DEFECTS IN TITLE COMMITMENTS OR SURVEYS.

                  (a) Seller shall promptly after executing this Agreement order from the Title Insurer the Title Commitments and Surveys with respect to each Mall and shall cause a copy thereof to be delivered to Purchaser and its attorneys concurrently with the delivery thereof to Seller or Seller's attorneys. By the later of (i) ten (10) days after receipt of a Title Commitment or Survey, as the case may be, with respect to a Mall or (ii) the Due Diligence Termination Deadline, Purchaser's attorneys shall send to Seller's attorneys a written statement (each a "TITLE OBJECTIONS STATEMENT") setting forth any matter noted in or shown by such Title Commitment or Survey, as the case may be, which Purchaser deems to be a Defect in accordance with the provisions of this Agreement. If the Title Objections Statement provided above shall not be timely delivered, as provided above, then any title exceptions or state of facts noted in or shown by such Title Commitment or Survey shall be deemed waived by Purchaser and shall constitute Permitted Exceptions. Any title exceptions or state of facts noted in or shown by such Title Commitment or Survey which are not set forth in the Title Objections Statement shall likewise be deemed waived by Purchaser and shall constitute Permitted Exceptions.

                  (b) Seller shall have the right but not the obligation to cure the Defects that have not been waived (or deemed waived) by Purchaser in accordance with the provisions of SECTION 5.3(a) (collectively "VALID TITLE OBJECTIONS" and, individually, "VALID TITLE OBJECTION"); PROVIDED that Seller shall be obligated to cure or remove from or against the Property any mortgages created by or in favor of Seller or its affiliates (other than the GMAC Mortgage and GMAC Loan Documents) and any liens and encumbrances voluntarily created by Seller or its affiliates other than Permitted Exceptions (collectively, "VOLUNTARY ENCUMBRANCES") and Purchaser's remedies with respect to a failure to cure such Voluntary Encumbrances shall not be limited as described in SECTION 5.3(c). In order to cure any Valid Title Objections, Seller shall be entitled (provided that Seller shall provide such notice to Purchaser (i) at least two
(2) Business Days before the Closing Date (or, if the Closing has previously been adjourned, the then current Adjourned Date) or (ii) on the Closing Date or such then current Adjourned Date if Seller receives the applicable Title Objections Statement after the date which is two (2) Business Days prior to the Closing Date or such then current Adjourned Date) to adjourn the Closing from time to time to a date ("ADJOURNED DATE") specified by Seller upon five (5) days' notice to Purchaser but not beyond a date which is more than sixty (60) days after the Closing Date and in no event is later than the Closing Deadline. If Seller elects to adjourn the

Closing, and cures the Valid Title Objections on or before the Adjourned Date, then the Closing shall occur on such Adjourned Date specified by Seller in accordance with the provisions of this Agreement without any reduction in the Purchase Price hereunder.

                  (c) If Seller elects by notice at any time not to cure any Valid Title Objection other than a Voluntary Encumbrance or Seller fails to cure a Valid Title Objection other than a Voluntary encumbrance on or before the Adjourned Date, then Purchaser's sole right and remedy shall be, on the terms and conditions set forth below, either: (A) to terminate this Agreement; or (b) to complete the purchase in accordance with this Agreement without reduction or abatement in the Purchase Price. Purchaser shall exercise its option pursuant to clause (A) above by notice given to and received by Seller on the earlier of (i) within five (5) days after the giving of Seller's notice to Purchaser that Seller will not cure all the Valid Title Objections and (ii) the Adjourned Date. If Purchaser exercises its option pursuant to clause (A) above, then Purchaser shall be entitled to receive a refund of the Deposit. Upon such termination, except as set forth in the preceding sentence, neither party shall have any further liability or obligation to the other party under this Agreement except for those provisions which are expressly stated herein to survive termination of this Agreement. If Purchaser shall fail to send a written notice to Seller exercising Purchaser's option set forth under clause (A) above within the applicable period, then it shall be deemed that Purchaser exercised the option set forth in clause (B) above.

                  (d) Purchaser may notify Seller in writing of any Defect with respect to a Mall (i) raised by the Title Insurer or the surveyors between the deadline for providing Seller with a Title Objection Statement with respect to such Mall and the Closing and (ii) not disclosed by the Title Insurer prior to the deadline for providing Seller with a Title Objection Statement with respect to such Mall. If Purchaser provides such notice to Seller by delivery of a Title Objections Statement by the earlier of (x) within ten (10) days after Purchaser receives notice of such Defect from the Title Insurer or receives an update to the Survey showing such Defect, (y) the Closing Date, or if the Closing has previously been adjourned, the Adjourned Date, then such Defect will be deemed to be a Valid Title Objection and Purchaser and Seller shall have the same rights and obligations with respect to such Valid Title Objection as apply under SECTIONS 5.3(a), (b) AND (c) as if such Valid Title Objection had been shown in a Title Objections Statement that had been timely delivered in accordance with
SECTION 5.3(a). If Purchaser fails to timely provide such notice, then such Defect shall be deemed waived by Purchaser and shall constitute a Permitted Exception. Any such Defect which is not set forth in the Title Objection Statement shall likewise be deemed waived by Purchaser and shall constitute a Permitted Exception.

                  (e) Nothing contained in this Agreement shall be construed as a representation of the state of title to the Property or to require Seller to bring any action or proceeding or otherwise to incur any expenses to render title to the Property insurable or marketable or to cure any Valid Title Objections other than Voluntary Encumbrances. Any attempt by Seller to cure a title objection shall not be construed as an admission by Seller that such objection is a Valid Title Objection under this Agreement.


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



         5.4 ESTOPPEL CERTIFICATES.

                  (a) Seller shall request from each party (other than Seller, any affiliate or any of their respective predecessors in interest) to an Anchor Agreement that is in effect on the Due Diligence Termination Deadline (each, an "ANCHOR" and, collectively, the "ANCHORS"), other than those Anchor Agreements specified on SCHEDULE 5.4(a) annexed hereto and other than an Anchor Agreement under which the Anchor has vacated the leased premises due to the expiration of the lease term or the default of the Anchor (in each case as certified by Seller) (collectively, the "EXCLUDED ANCHOR AGREEMENTS"), an estoppel certificate in any one of the following forms: (x) in the form required to be delivered by the respective Anchor as set forth in the applicable Anchor Agreement, (y) an estoppel certificate substantially in the form of EXHIBIT F attached hereto or (z) an estoppel certificate substantially in the form of the standard form of tenant estoppel certificate (or reciprocal easement agreement estoppel certificate, as the case may be) customarily given by the respective Anchor (as applicable, each, an "ANCHOR ESTOPPEL CERTIFICATE"); PROVIDED, HOWEVER, that Seller shall deliver certificates to the Purchaser with respect to the Excluded Anchor Agreements containing the form and substance of the applicable Anchor Estoppel Certificates. All certificates delivered by Seller shall survive the Closing for six (6) months and inure to the benefit of Purchaser, its successors and assigns and any lender providing financing to Purchaser.

                  (b) Seller shall request from each Tenant occupying any space at the Real Property on the Due Diligence Termination Deadline estoppel certificates in form required to be delivered by such Tenant as set forth in the applicable Lease, or, if no such form shall be provided therein, then substantially in the form of EXHIBIT G attached hereto (as applicable, each, a "TENANT ESTOPPEL CERTIFICATE") exclusive of (1) space covered by the leases listed on SCHEDULE 5.4(b) ("TENANT LITIGATION SPACE"), (2) space covered by any lease with Tandy or Radio Shack and (3) space which is the subject of (i) a Lease under which the Tenant has vacated the leased premises due to the expiration of the lease term or the default of the Tenant (in each case as certified by Seller), (ii) an Anchor Agreement or (iii) a Specialty License Agreement.

                  (c) An Anchor Estoppel Certificate or a certificate delivered by Seller with respect to an Excluded Anchor Agreement or a Tenant Estoppel Certificate shall be deemed to be satisfactory (a "SATISFACTORY ESTOPPEL CERTIFICATE") only if it satisfies each of the following conditions: (i) it is executed by the applicable Anchor, Tenant or Seller, as applicable, and is (A) substantially in the form of EXHIBIT F OR EXHIBIT G, as the case may be, (B) in the form provided for in the applicable Anchor Agreement or Lease with the information specifically required by the respective Lease or Anchor Agreement, or (c) in the form customarily given by the applicable Anchor, (ii) it does not contradict Seller's representation and warranty in SECTION 9.2(d) that Seller's Files contain a true and correct copy of any and all leases, reciprocal easement agreements, subleases, licenses or other occupancy agreements affecting all or any portion of the Real Property (except for modifications after the Effective Date in accordance with SECTION 8.1(b)(ii)) and (iii) it is consistent with the applicable Anchor Agreement or Lease set forth in Seller's Files. If at any time whether before, at or after the Closing, Seller shall deliver to Purchaser an Anchor Estoppel Certificate with respect to an Excluded Anchor Agreement, (1) any previously delivered certificate of Seller shall be deemed of no further force and effect and (2) Seller shall no longer be obligated to deliver a certificate of Seller with respect to such affected Excluded Anchor Agreement. Purchaser shall not be entitled to require Seller to

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



procure a later dated Anchor Estoppel Certificate or Tenant Estoppel Certificate on account of any adjournment of the Closing.

                  (d) Seller shall request an estoppel certificate from GMAC (the "GMAC Estoppel Certificate") pursuant to which GMAC shall certify (1) the outstanding principal amount of the GMAC Mortgage (and accrued and unpaid interest thereon) as of the Closing (after payment of the GMAC Park Plaza Release Price), (2) as true, correct and complete, copies of all of the GMAC Loan Documents and that the documents listed in SCHEDULE 3.2(b) are all of the substantive or operative documents (or modifications thereof) relating to the loan secured by the GMAC Mortgage, (3) that all payments due to GMAC or its attorneys or agents under the GMAC Loan Documents prior to the Closing have been made and (4) that GMAC has not provided Seller with written notice of, and has no knowledge of, any default by Seller under any of the GMAC Loan Documents. In the case of clauses (3) and (4), if GMAC certifies the information described in such clauses but dos not use the exact wording set forth above, such certification shall be deemed acceptable if it otherwise complies in substance with the definition of GMAC Estoppel Certificate.


                                    ARTICLE 6
                                    ---------

                                     CLOSING
                                     -------

         6.1 CLOSING DATE. The Closing shall take place at 10:00 a.m. New York, New York time on the Closing Date at the office of Seller or its attorneys in New York, New York. Time shall be of the essence with respect to the obligation of the parties to close on the transactions contemplated by this Agreement by the Closing Date, subject to adjournment as may be expressly provided for in this Agreement.

         6.2 ESCROW. The purchase and sale shall be closed through the Escrow which shall be created by Seller, Purchaser and Escrowee pursuant to the Escrow Agreement.

         6.3 DELIVERIES.

                  (a) On or before the Closing Date, Seller shall deposit or cause to be deposited into the Escrow the following:

                           (i) recordable deeds in the forms annexed hereto as
EXHIBIT H (each, a "DEED" and, collectively, the "DEEDS") transferring to Purchaser fee simple title to each parcel of the Real Property, subject only to the Permitted Exceptions;

                           (ii) the original executed copies of all Leases,
Specialty License Agreements, Anchor Agreements and Contracts or copies certified to be true and correct, if the executed copies are not available;


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



                           (iii) the original executed copies of (a) all Anchor
Estoppel Certificates and Tenant Estoppel Certificates obtained by Seller, (b) all certificates delivered by Seller pursuant to SECTION 5.4 and (c) the GMAC Estoppel Certificate;

                           (iv) copies of all warranties, guarantees, service
manuals and other documentation in the possession of or under the control of Seller, its agents or any affiliate of Seller pertaining to building systems and equipment;

                           (v) all keys and combinations to locks relating to
the Property that are in the possession of or under the control of Seller, its agents or any affiliate of Seller;

                           (vi) any documentation required to be executed by
Seller with respect to any state, county, or local sales or transfer taxes applicable to the conveyance or transfer of the Real Property or Personalty pursuant to this Agreement;

                           (vii) a rent roll as of the Closing Date certified to
Purchaser and the Title Insurer by Seller;

                           (viii) notices to Tenants and Anchors regarding the
consummation of the sale and assignment of Leases and Anchor Agreements pursuant to this Agreement and the transfer to Purchaser of all security deposits under their respective Leases and Anchor Agreements;

                           (ix) a FIRPTA Affidavit executed by Seller;

                           (x) the GMAC Assumption Fees; and

                           (xi) any additional documents required hereunder to
be executed by Seller or that Purchaser reasonably determines to be necessary to the proper consummation of the transaction contemplated by this Agreement (provided the same do not materially increase the costs to, or liability or obligations of, the party delivering the same hereunder in a manner not otherwise provided for herein).

                  (b) On or before the Closing Date, Purchaser shall deposit into the Escrow the following:

                           (i) the Purchase Price, adjusted as set forth herein
and reflected on the closing statement described in SECTION 6.3(c)(i) (the "ADJUSTED PURCHASE PRICE");

                           (ii) the GMAC Reserves Reimbursement;

                           (iii) the GMAC Park Plaza Release Price;

                           (iv) the GMAC Park Plaza Prepayment Penalty;


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



                           (v) the GMAC Charges;

                           (vi) any documentation required to be executed by
Purchaser with respect to any state, county, or local sales and transfer taxes applicable to the conveyance or transfer of the Real Property and Personalty pursuant to this Agreement; and

                           (vii) any additional documents required hereunder to
be executed by Purchaser or that Seller reasonably determines to be necessary to the proper consummation of the transaction contemplated by this Agreement (provided the same do not materially increase the costs to, or liability or obligations of, the party delivering the same hereunder in a manner not otherwise provided for herein).

                  (c) On or before the Closing, Seller and Purchaser shall jointly deposit into the Escrow the following:

                           (i) a closing statement in quadruplicate prepared in
accordance with the provisions of this Agreement and otherwise in form and substance reasonably satisfactory to the parties hereto;

                           (ii) the Assignment of Leases and Specialty License
Agreements;

                           (iii) the Assignment of Contracts;

                           (iv) the Bill of Sale and Blanket Conveyance;

                           (v) the Assignment of Anchor Agreements;

                           (vi) the Alexandria Ground Lease Assignments; and

                           (vii) the aggregate of any and all costs specified in
SECTION 5.2(a) (to be funded 50% by each of Seller and Purchaser with appropriate adjustment for amounts previously paid by either party).

                  (d) At least seven (7) days prior to the Closing, Seller shall deliver to Purchaser electronic copies of all computer files and databases containing information on tenants.

                  (e) Provided that Seller has satisfied the other conditions to Purchaser's obligation to effect the Closing set forth in SECTION 6.5, at the written direction of Seller, Purchaser will cause any part of the Purchase Price that Purchaser is required to pay pursuant to SECTION 2.2(d) to be applied to one or more items that Seller is required to pay under SECTION 6.3, and Seller shall not be deemed in default (or be deemed to have failed to satisfy a payment obligation required to be satisfied by Seller as a condition to the Closing) with respect to its obligation to pay such amounts to the extent it so directs Purchaser to pay.


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



                  (f) The provisions of this SECTION 6.3 shall survive the Closing for a period of three (3) months.

         6.4 CLOSING.

                  (a) At Closing, Escrowee shall:

                           (i) record or cause the recordation or file or cause
to be filed, as appropriate, the following documents in the appropriate recording and filing offices of the appropriate jurisdictions:

                                    (A) the Deed;

                                    (B) the Alexandria Ground Leases
Assignments;

                                    (C) the Assignment of Leases and Specialty
License Agreements;

                                    (D) the Assignment of Anchor Agreements;

                                    (E) the documentation, if applicable, with
respect to any state, county, or local sales and transfer taxes applicable to the conveyance or transfer of the Real Property and Personalty pursuant to this Agreement;

                           (ii) pay the Adjusted Purchase Price to Seller;

                           (iii) pay the Interest Income to Purchaser;

                           (iv) pay the Taxes to the appropriate governmental
authorities;

                           (v) pay the GMAC Charges and GMAC Assumption Fees to
GMAC or its designee;

                           (vi) pay the GMAC Park Plaza Release Price and the
GMAC Park Plaza Prepayment Penalty to GMAC or its designee;

                           (vii) pay the GMAC Reserves Reimbursement to Seller;

                           (viii) deliver to Seller duplicate originals of all
documents described in SUBSECTIONS 6.3(b) (VI) AND (VII) and SUBSECTION 6.3(c) above;

                           (ix) deliver to Purchaser duplicate originals of the
documents described in SECTIONS 6.3 (a) and 6.3(c) above; and the Title Policy; and


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



                           (x) deliver as directed by Seller or Purchaser such
other documents as may be deposited with Escrowee.

                  (b) At Closing, Seller shall deliver to Purchaser possession and occupancy of the Properties, subject to the Permitted Exceptions.

                  (c) At Closing, Seller shall deliver to Purchaser, or shall otherwise leave at the Property, all Records.

                  (d) On the Closing Date, Seller shall file the 1099-S Form required by the Internal Revenue Service.

                  (e) On the Closing Date, (i) Seller shall deliver to Title Insurer an affidavit in the form of Exhibit I attached hereto and (ii) Seller and Purchaser shall each deliver to Title Insurer such evidence as the Title Insurer may require as to the authorization of Seller or Purchaser, as the case may be, to consummate the transactions contemplated by this Agreement and the authority and incumbency of the person or persons executing documents on behalf of Seller or Purchaser, as the case may be.

         6.5 CONDITIONS PRECEDENT TO OBLIGATION OF PURCHASER. The obligation of Purchaser to effect the Closing shall be subject to the fulfillment or written waiver on or before the date of Closing of all of the following conditions:

                  (a) Each of the documents and amounts required to be delivered by Seller pursuant to SECTION 6.3 shall have been delivered as provided therein.

                  (b) All of the representations and warranties of Seller contained in SECTION 9.2 shall be true and correct in all respects as of the date hereof and as of the date of the Closing as though made at and as of the date of the Closing (PROVIDED THAT representations and warranties which are stated to be made as of the Effective Date need be true and correct only as of the Effective Date); provided that, if the failure of Seller's representations and warranties to be true and correct in all respects would result in aggregate Losses to Purchaser of less than five million dollars ($5,000,000), this condition shall be deemed satisfied provided that Seller pays to Purchaser, or adjusts the Purchase Price for, such Losses pursuant to SECTION 9.8.

                  (c) Seller shall have performed, in all material respects, all obligations required to be performed by it under this Agreement on and prior to the Closing Date.

                  (d) At least ten (10) days prior to the Closing, Seller shall have delivered to Purchaser Satisfactory Estoppel Certificates from (i) one hundred percent (100%) of the Anchors other than (a) Anchors not required to deliver an estoppel under the terms of their respective Anchor Agreements and
(b) Anchors under the Excluded Anchor Agreements, (ii) Seller with respect to one hundred percent (100%) of the Excluded Anchor Agreements and (iii) Tenants occupying at least seventy-eight percent (78%) of the space currently occupied at the Real Property by Tenants from which Seller is required to request estoppel certificates in accordance with SECTION 5.4(b).

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



                  (e) Seller shall have delivered to Purchaser the original of the GMAC Estoppel Certificate.

                  (f) Purchaser shall have received (or shall be able upon payment of customary premiums to receive) the Title Policy.

                  (g) Seller shall have terminated all management agreements relating to the Property, including any management agreements with FUM.

                  (h) Seller shall deliver to Purchaser, in a form reasonably acceptable to Purchaser, a certificate from the lessor under each Alexandria Ground Lease, pursuant to which such lessor shall certify (1) that the applicable Alexandria Ground Lease is in full force and effect, (2) as true, correct and complete, a copy of the applicable Alexandria Ground Lease and that the documents listed in SCHEDULE 1.4 are all of the documents (or modifications thereof) relating to such Alexandria Ground Lease and (3) that such lessor has not provided Seller with written notice of, and has no knowledge of, any default by Seller under the applicable Alexandria Ground Lease. If Seller is unable to deliver such a certificate from the lessor under an Alexandria Ground Lease despite Seller's best efforts to do so in accordance with its obligations under
SECTION 8.9, then Seller and Purchaser agree that the foregoing condition shall be deemed satisfied with respect to such Alexandria Ground Lease provided that Seller delivers to Purchaser a certificate of Seller with respect to the matters set forth in clauses (1), (2) and (3) above. Any such certificates of Seller shall survive the Closing for six (6) months and inure to the benefit of Purchaser, its successors and assigns and any lender providing financing to Purchaser.

                  (i) GMAC shall permit the assumption of the GMAC Mortgage by Purchaser.

         6.6 CONDITIONS PRECEDENT TO OBLIGATION OF SELLER. The obligation of Seller to effect the Closing shall be subject to the fulfillment or written waiver on or before the date of Closing of all of the following conditions:

                  (a) Each of the documents or amounts required to be delivered by Purchaser pursuant to SECTION 6.3 shall have been delivered as provided therein.

                  (b) All of the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the date of the Closing as though made at and as of the date of the Closing.

                  (c) Purchaser shall have paid the Adjusted Purchase Price and all other amounts required to be paid by Purchaser under this Agreement and shall have performed, in all material respects, all of its obligations required to be performed by it under this Agreement on and prior to the Closing Date.

                  (d) Seller shall have received the GMAC Release.

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



         6.7 FAILURE OF CONDITIONS.

                  (a) In the event the conditions in SECTION 6.5 are not satisfied (other than the condition in SECTION 6.5(i) with respect to which the sole remedy of Purchaser is as set forth in the third sentence of SECTION 3.2(a)), Seller shall be deemed unable to perform and Purchaser shall have the option to (i) waive such conditions and close (subject to its rights and remedies as provided herein) or (ii) terminate this Agreement and have the remedies set forth in SECTION 11.1.

                  (b) In the event the conditions in SECTION 6.6 are not satisfied, Purchaser shall be deemed unable to perform and Seller shall have the option to (i) waive such conditions and close (subject to its rights and remedies as provided herein) or (ii) terminate this Agreement and have the remedies set forth in SECTION 11.2.

                  (c) In the event that Purchaser or Seller terminates this Agreement under this SECTION 6.7, neither party to this Agreement shall have any further obligation or liability to the other party under this Agreement except pursuant to ARTICLE 11 and except for those provisions which are expressly stated herein to survive termination of this Agreement.


                                    ARTICLE 7
                                    ---------

                    PRORATIONS BETWEEN PURCHASER AND SELLER;
                    ----------------------------------------
                              TRANSFER OF ACCOUNTS
                              --------------------

         7.1 PRORATIONS.

                  (a) GENERAL. For purposes of this SECTION 7.1, the "PRORATION DATE" shall be deemed to be 11:59 p.m. New York time on the day immediately preceding the Closing Date, so that Purchaser shall be deemed to be in title to the Real Property and therefore entitled to the income and responsible for the expenses for the entire day of the Closing Date. Seller agrees to prepare and deliver to Purchaser at least two (2) Business Days prior to Closing a schedule of tentative adjustments. Such adjustments, if and to the extent known and/or estimated as of the Closing, shall be paid by Purchaser to Seller (if the prorations result in a net credit to Seller) or by Seller to Purchaser (if the prorations result in a net credit to Purchaser), by increasing or reducing the cash to be paid by Purchaser at the Closing. On the date which is six months after the date of Closing, any such adjustments not determined as of the Closing or later determined to have been inaccurate, shall be paid by Purchaser to Seller, or by Seller to Purchaser, as the case may be, in cash.

                  (b) PERCENTAGE RENTAL. Percentage rentals, to the extent applicable (including, without limitation, percentage rent provided for in agreements providing for the payment of base rent and percentage rent provided for in agreements which do not provide for payment of base rent), payable under the Leases, the Anchor Agreements and Specialty License Agreements shall be prorated as of the date (the "CUTOFF DATE"), which is identical to the "PRORATION DATE," as follows:


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



                           (i) Any percentage rental which is attributable to a
lease year as defined in each Lease, Anchor Agreement or Specialty License Agreement (each, a "LEASE YEAR") ending before the Cutoff Date shall be retained by Seller or promptly paid over to Seller if received by Purchaser.

                           (ii) Any percentage rental which is attributable to a
Lease Year which includes the Cutoff Date and which has been collected by Seller as of the Closing shall be retained by Seller, subject to adjustment after the Closing as hereinafter provided.

                           (iii) The final apportionment with respect to
percentage rent on a Lease, Anchor Agreement or Speciality License Agreement, as the case may be, shall be computed as follows: Seller shall be entitled to percentage rent determined by multiplying the total percentage rent for the Lease Year which includes the Cutoff Date by a fraction, the numerator of which shall be the total number of days in such Lease Year through and including the Cutoff Date, and the denominator of which shall be the number of days in such Lease Year. Purchaser shall be entitled to the remainder of such percentage rent. Within forty-five (45) days after the end of the applicable Lease Year of a Lease, Anchor Agreement or Speciality License Agreement, as the case may be, Purchaser shall send to Seller a report showing the final apportionment for percentage rent with respect to such Lease or other agreement, computed in the manner set forth above, which report shall be accompanied by (1) all those statements of gross sales received from Tenants or Anchors under Anchor Agreements or parties to Specialty License Agreements with respect to any Lease Year in which the Cutoff Date occurs, together with all such other documentation as may be reasonably required or which may be reasonably requested by Seller to confirm the accuracy of the apportionment on percentage rent and (2) payment by Purchaser to Seller or Seller to Purchaser, as the case may be, of such monies, if any, that shall be due to Seller to Purchaser, as applicable, as shown on such report or otherwise due under this subparagraph "(b)."

                  (c) RENTALS. Subject to the provisions of SECTIONS 7.1(b),
(d), (e) AND (f), Rentals which have been collected shall be prorated as of the Proration Date. "RENTALS" includes fixed monthly rentals, additional rentals , percentage rentals, escalation rentals, retroactive rentals, operating cost pass-throughs (including, without limitation, pass-throughs with respect to real estate taxes, operating costs and labor costs) and expense reimbursements, common area maintenance charges, other charges, fees and sums payable as referred to in subparagraph "(e)" below, utility charges, sprinkler head rentals, storage rentals, special event proceeds, temporary rents, telephone receipts, locker rentals, vending machine receipts and other sums and charges payable by Tenants under the Leases, Anchors under Anchor Agreements or parties under Specialty License Agreements or from other occupants or users of the Real Property.

                  (d) DELINQUENT RENTALS. Subject to the provisions of SECTION 7.1(b), Delinquent Rentals shall be prorated between Purchaser and Seller as of the Proration Date but not until they are actually collected by Purchaser. Rentals are "DELINQUENT" when payment thereof is due on or before the Proration Date but has not been made by the Proration Date. Purchaser shall use Purchaser's good faith efforts to collect any Delinquent Rentals. After the Closing, Seller shall be permitted to maintain or institute any legal proceedings against Tenants, Anchors, parties to Specialty License Agreements and occupants of the Real Property to collect such Delinquent Rentals, PROVIDED that Seller shall not take any action after the Closing against any occupant of any portion of the Real Property which would affect such occupant's right to occupy

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



its owned, leased or licensed premises or take any action (other than by maintaining or instituting such legal proceedings) that would otherwise adversely affect the Purchaser. Rentals actually collected by Purchaser shall be applied first to Rentals accruing for the month in which the Closing occurs, then to Delinquent Rentals accruing for the month prior to the month in which the Closing occurs, then to Rentals accruing for any period following the month of the Closing and owing as of the date of collection until such Rentals are current and then to all other Delinquent Rentals. Purchaser shall be entitled to retain 2% of all Delinquent Rentals accruing before the month prior to the month in which the Closing occurs which Purchaser collects after the Closing on behalf of Seller and pays to Seller. Any amounts due Seller under this SECTION 7.1(d) shall be remitted to Seller not later than forty-five (45) days following the end of the month in which such Delinquent Rentals are collected. After the Closing, Purchaser shall provide Seller with a monthly accounting of any Delinquent Rentals and collections thereof and Seller shall have a reasonable opportunity to inspect Purchaser's books relating to such Delinquent Rentals and collection thereof.

                  (e) OPERATING COST PASS-THROUGHS, ETC. Operating cost pass-throughs (including, without limitation, pass-throughs with respect to real estate taxes, operating costs and labor costs), expense reimbursements, utility charges, common area maintenance charges, joint use area charges, HVAC, advertising and promotional fees, marketing service fees, merchants' association fees, trash collection charges, additional rentals, rental escalations and other similar sums or charges payable by the Tenants, Anchors, parties to Speciality License Agreements or occupants of the Real Property, which accrue as of the Proration Date but are not then due and payable, shall be prorated as of the Proration Date; PROVIDED, HOWEVER, no payment thereof shall be made to Seller unless and until Purchaser actually collects same from such parties. Purchaser shall use Purchaser's good faith efforts to collect such amounts as are allocable to Seller. After the Closing, Seller shall be permitted to institute any legal proceedings against any occupant of the Real Property owing any amount described in this SECTION 7.1 (e) to collect such amounts, PROVIDED that Seller shall not take any action after the Closing against any occupant of any portion of the Real Property which would affect such occupant's right to occupy its owned, leased or licensed premises. Notwithstanding the above, with respect to amounts as described in this SECTION 7.1(e) which are owed by tenants who are no longer tenants of the Property as of the Closing Date, Seller shall retain all rights relating thereto. When and if Purchaser actually collects any amount described in this SECTION 7.1(e), such amounts shall be applied first to payment(s) accruing for the month in which the Closing occurs, then to payment(s) accruing for the month prior to the month in which the Closing occurs, then to payment(s) accruing for any period following the month of the Closing and owing as of the date of collection until such payments are current and then to all other past due payment(s). Purchaser shall be entitled to retain 2% of all amounts described in this SECTION 7.1(e) which Purchaser collects after the Closing on behalf of Seller and pays to Seller and which are attributable to payment(s) accruing before the month prior to the month in which the Closing occurs. Any amounts due Seller under this SECTION 7.1(e) shall be remitted to Seller not later than forty-five (45) days following the end of the month in which such sums are collected. After the Closing, Purchaser shall provide Seller with a monthly accounting of amounts described in this SECTION 7.1(e) accruing before the Closing which remain outstanding and any collections thereof, and Seller shall have a reasonable opportunity to inspect Purchaser's books relating to such amounts and collection thereof.

                  (f) PREPAID RENTALS. Except for percentage rent and as otherwise provided in SECTION 7.1(b), Rentals already received by Seller attributable to periods after the Proration Date and the amount of

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



any other credits due occupants of the Property, theretofore paid in cash to Seller and applicable to any period or periods after the Closing Date, shall be credited to Purchaser at the Closing.

                  (g) TAXES AND ASSESSMENTS.

                           (i) Any delinquent real estate taxes and any
delinquent installments of assessments (including penalties and charges) on the Real Property shall be paid at the Closing from funds accruing to Seller. All non-delinquent real estate taxes on the Real Property for the fiscal tax year in which the Proration Date occurs shall be estimated based upon the most recently available real estate tax bill and prorated as hereinafter described at the Closing based upon such estimate. Purchaser and Seller shall re- prorate the real estate taxes following the Closing upon receipt of the actual real estate tax bill for the applicable fiscal tax year in which the Proration Date occurs. Purchaser shall be credited with an amount equal to all real estate taxes for the applicable fiscal tax year which have accrued prior to the Proration Date and are unpaid as of the Closing. All real estate taxes for fiscal tax years prior to the fiscal tax year in which the Proration Date occurs shall be the obligation of Seller. Purchaser shall also be credited with an amount equal to all real estate taxes already collected or received by Seller from Tenants and attributable to periods after the Proration Date, so long as such amounts have not previously been used to pay real estate taxes already due for the period after the Proration Date. If as of the Closing Date the Real Property or any part thereof shall be or shall have been affected by an assessment or assessments which are or may become payable in annual installments of which the first installment is then a charge or lien, or has been paid, then the installment for the year in which the Closing Date occurs shall be apportioned between Seller and Purchaser as of the Closing Date and Purchaser shall be responsible for any installments due thereafter.

                           (ii) If there shall be any proceedings challenging or
protesting the assessed valuation or real estate taxes with respect to all or any portion of the Real Property, which are now pending or pending as of the Closing with respect to the Property as of the Closing, then, after deducting the cost of such proceedings including attorneys' fees, all benefits obtained including, without limitation, any tax refunds attributable to (i) any tax year ended prior to the date of Closing shall be the property of and shall be paid to Seller, (ii) any tax year commencing after the date of Closing shall be the property of and may be retained by Purchaser and (iii) the tax year in which the Closing occurs shall be the property of and shall be paid to Purchaser, subject to apportionment between Seller and Purchaser as of the Proration Date. Seller reserves the right to prosecute any such proceedings for tax years ended prior to the date the Closing occurs by attorneys selected by Seller and to settle any such proceedings with the consent of Purchaser, which consent shall not be unreasonably withheld or delayed as long as such settlement does not affect the amount of taxes or the assessment or assessed value in subsequent years and does not otherwise adversely affect the Purchaser. Purchaser may join in any such proceedings represented by counsel selected by Purchaser and reasonably approved by Seller. Prior to Closing, but after the Due Diligence Termination Deadline, at Purchaser's request and at Purchaser's sole cost and expense, Seller will take reasonable steps to contest, or preserve the right to contest, the assessed valuation of real estate taxes with respect to all or any portion of the Real Property. Purchaser reserves the right to prosecute any such proceedings for a tax year ending after the date the Closing occurs and to settle any such proceedings without the consent of Seller. For any tax year ending after the date the Closing occurs, the right to prosecute, continue and settle such proceedings shall be deemed assigned and assumed by Purchaser at the Closing. Purchaser shall deliver to Seller or Seller shall deliver to Purchaser, as the case may be, upon demand, receipted tax bills and canceled checks used in payment of such taxes and shall execute any and all consents or other documents and do any act or thing necessary for the collection of such refund by Seller or Purchaser, as applicable.

                           (iii) If Purchaser receives any benefits to which
Seller shall be entitled under this SECTION 7.1 (g) (including, without limitation, credits against taxes payable after the Closing on the basis of real estate tax refunds attributable to the period prior to the Closing) or if Purchaser shall otherwise receive any real estate tax refunds or benefits to the extent pertaining to the period prior to the date of Closing, Purchaser shall hold the same in trust for the benefit of Seller and promptly remit the same to Seller.

                           (iv) If Seller receives any benefits to which
Purchaser shall be entitled under this SECTION 7.1 (g) (including, without limitation, credits against taxes payable for the period commencing on the date of Closing or real estate tax refunds attributable to the period on or after the date of Closing) or if Seller shall otherwise receive any real estate tax refunds or benefits to the extent pertaining to the period commencing on the date of Closing, Seller shall hold the same in trust for the benefit of Purchaser and promptly remit the same to Purchaser.

                  (h) OPERATING EXPENSES. All utility service charges for electricity, heat and air conditioning service, other utilities, common area maintenance, taxes other than real estate taxes such as rental taxes, contributions to promotional organizations, other expenses incurred in operating the Real Property, and any other costs incurred in the ordinary course of business or the management and operation of the Real Property, shall be prorated on an accrual basis. All such charges accruing prior to the Proration Date shall be the obligation of Seller, and Purchaser shall be credited with an amount equal to all such charges, taxes, expenses and costs which have accrued prior to the Proration Date. Purchaser shall be responsible for all such charges accruing after the Proration Date. To the extent possible, utility prorations will be handled by final readings from utility providers on the day immediately preceding the Closing.

                  (i) SECURITY DEPOSITS. Purchaser shall receive possession of, or be credited with, an amount equal to all refundable security deposits under all Leases, Anchor Agreements (if applicable) and Specialty License Agreements and shall indemnify and hold Seller harmless from and against any and all Losses with respect to all such security deposits with respect to the Leases, Anchor Agreements and Specialty License Agreements to the extent Purchaser receives possession of, or is credited with, such security deposits.

                  (j) CONTRACTS. Amounts payable under the Contracts (other than those amounts required to be paid directly by any tenant under its Lease) shall be prorated as of the Proration Date on an accrual basis. All amounts payable under the Contracts accruing prior to the Proration Date shall be the obligation of Seller, and Purchaser shall be credited with an amount equal to all amounts payable under the Contracts which have accrued prior to the Proration Date. Purchaser shall be responsible for all amounts payable under the Contracts accruing after the Proration Date.

                  (k) FEES FOR TRANSFERRABLE LICENSES AND PERMITS. Fees for transferrable licenses and permits with respect to the Real Property shall be prorated as of the Proration Date.

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



                  (l) PREPAID EXPENSES. Seller shall be credited with an amount equal to all costs, expenses, charges and fees prepaid by Seller under any Contracts that are assumed by Purchaser and attributable to the period after the Closing Date.

                  (m) MARKETING FUND BALANCE. Purchaser shall receive possession of, or be credited with, an amount equal to the Marketing Fund Balance for each Mall as of the Closing Date. Seller shall fund its obligations, if any, to such prorated Marketing Fund Balance prior to Closing and Purchaser shall assume Seller's obligations with respect to such Marketing Fund Balance from and after Closing.

                  (n) GMAC PRINCIPAL, INTEREST AND FEES.

                           (i) If Purchaser shall assume the GMAC Loan
Documents, then:

                                    (A) Purchaser shall receive a credit against
the Purchase Price in the amount of the outstanding principal balance of the GMAC Mortgage as of the Closing Date.

                                    (B) Interest on the GMAC Mortgage shall be
prorated on an accrual basis. All interest payable under the GMAC Mortgage accruing and not paid prior to the Proration Date shall be the obligation of Seller, and Purchaser shall be credited with an amount equal to such accrued and unpaid interest. Purchaser shall be responsible for all interest payable under the GMAC Mortgage and accruing after the Proration Date.

                                    (C) Purchaser shall pay to Seller at Closing
the monies held in the following accounts as defined in the Lockbox Agreement dated as of September 30,1996 by and between Seller, GMAC and Harris Trust and Savings Bank: the Restricted Subaccounts, the Main Restricted Account, the Operating Reserve Account, the Ground Rent Reserve Account, the Taxes and Insurance Reserve Account, the Debt Service Reserve Account, the Tenant Improvements Reserve Account, the Lending Commission Reserve Account, the Tenant Deposit Reserve Account, the Replacement Reserve Account, the Outside Escrow Account and the Completion and Repair Reserve Account and any other reserves, escrow deposits or accruals made with, or held by, GMAC, in each case to the extent such monies will belong to Purchaser (subject to the terms of the GMAC Loan Documents) as of the Closing (collectively, the "GMAC RESERVES REIMBURSEMENT").

                                    (D) Purchaser shall pay the GMAC Charges at
Closing. Purchaser shall be solely responsible for the GMAC Charges and shall indemnify and hold Seller harmless from and against such GMAC Charges. Seller shall pay the GMAC Assumption Fees at Closing. Seller shall be solely responsible for the GMAC Assumption Fees and shall indemnify and hold Purchaser harmless from and against such GMAC Assumption Fees.

                           (ii) Purchaser shall pay the GMAC Park Plaza Release
Price (if any) and the GMAC Park Plaza Prepayment Penalty (if any) at the Closing and Seller shall grant to Purchaser a credit against the Purchase Price in the aggregate amount thereof. Notwithstanding anything to the contrary contained herein, Seller shall have the sole right to negotiate with GMAC with respect to the amount of

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



GMAC Park Plaza Release Price and the GMAC Park Plaza Prepayment Penalty and Purchaser shall not participate in the negotiations limited exclusively to such matters.

                  (o) TENANT COSTS. Amounts in the Tenant Costs Escrow Account shall be paid or credited as described in SECTION 8.1(e).

         7.2 The provisions of SECTION 7.1 shall survive the Closing for six (6) months; PROVIDED that the provisions of SECTION 7.1(b) and (e) shall survive the Closing until July 1, 2000.


                                    ARTICLE 8
                                    ---------

                  ADDITIONAL AGREEMENTS OF SELLER AND PURCHASER
                  ---------------------------------------------

         8.1 OPERATION AND MANAGEMENT PRIOR TO CLOSING.

                  (a) Prior to Closing and except as otherwise contemplated or permitted by this Agreement, Seller agrees to operate, manage, maintain, repair and lease the Property in a prudent manner, in the ordinary course of business, on an arm's-length basis and consistent with Seller's normal and customary practice prior to the date hereof, PROVIDED, HOWEVER, such obligation shall not include extraordinary capital expenditures.

                  (b) Prior to Closing, Seller agrees (i) to maintain customary insurance on the Property in accordance with Seller's normal and customary practice prior to the date hereof, (ii) not to enter into or agree to enter into any new Anchor Agreement, Lease or Specialty License Agreement, or amend, extend, renew, modify or, except in the case of a material default by the applicable Anchor, Tenant or occupant thereunder, terminate any existing Anchor Agreement, Lease or Specialty License Agreement, without the written consent of the Purchaser, which consent shall not be unreasonably withheld; PROVIDED THAT Purchaser's consent shall not be required for modifications of terms of Leases and Specialty License Agreements that do not relate to rental or other payment terms or to the expiration, cancellation or termination of such Lease or Specialty License Agreement and that are otherwise not material, (iii) not to amend, modify or terminate the Alexandria Ground Leases or enter into any new ground lease without the written consent of Purchaser, (iv) not to enter into any new Contracts which would remain in effect as of the Closing without the written consent of the Purchaser except for Contracts which are terminable without cause upon thirty (30) days' notice without penalty, and (v) not to dispose of any Real Property, dispose of or remove Personalty from the Real Property with a value of $50,000 or more in the aggregate unless such Personalty is replaced with similar Personalty of comparable quality, or dispose of or assign any Intangibles. Any consent of Purchaser required under this SECTION 8.1(b), (x) may be given or withheld by Purchaser in its sole discretion from and after the Due Diligence Termination Deadline and (y) solely in the case of amendments or modifications to Leases and Specialty License Agreements, shall be deemed given if Purchaser does not respond to Seller's request for consent within five (5) Business Days after such request is delivered by Seller to Purchaser.


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



                  (c) From and after the Due Diligence Termination Deadline and prior to the Closing, Seller shall, at Purchaser's request and direction, enter into leases, licenses or other occupancy agreements with the Gap, Old Navy and such other tenants, licensees or other parties in occupancy that are reasonably acceptable to Seller, in each case on commercially reasonable terms, conditions and lease documents as determined by Purchaser; provided that in the case of tenants other than Gap or Old Navy such terms, conditions and lease documents shall also be reasonably acceptable to Seller. In the event that Purchaser presents Seller with a lease, license or other occupancy agreement that satisfies the provisions of this SECTION 8.1(c) and Seller does not execute such lease, license or other occupancy agreement within five (5) Business Days after Purchaser presents Seller with the execution copy of such lease, license or occupancy agreement, then Seller hereby grants Purchaser the authority to enter into, and hereby irrevocably constitutes and appoints Purchaser as its true and lawful attorney, in the name, place and stead of Seller, to execute, acknowledge, swear to, deliver, record and file, such lease, license or other occupancy agreement in Seller's name and on Seller's behalf; PROVIDED that this power shall not be invoked by Purchaser nor shall Seller be obligated to execute any lease, license or occupancy agreement unless Purchaser has deposited with Escrowee all Tenant Costs for such lease, license or occupancy agreement in accordance with Section 8.1(d). The power of attorney granted by Seller to Purchaser pursuant to this SECTION 8.1(c) is coupled with an interest and shall be irrevocable and shall survive and not be affected by the subsequent bankruptcy or dissolution of Seller but shall not survive the termination of this Agreement or the Closing.

                  (d) From and after the Due Diligence Termination Deadline and prior to the Closing, in connection with Seller (i) placing tenants, licensees or other parties in occupancy pursuant to leases, licenses or other occupancy agreements (in each case subject to first obtaining Purchaser's consent in accordance with SECTION 8.2(b)) and (ii) entering into new leases, licenses or other occupancy agreements at Purchaser's request in accordance with SECTION 8.2(c) (any leases, licenses or other occupancy agreements entered into with Purchaser's approval pursuant to clause (i) or (ii) being referred to herein as an "APPROVED LEASE"), Purchaser shall, contemporaneous with the execution of such Approved Lease, deposit in a segregated interest-bearing escrow account with Escrowee (the "TENANT COSTS ESCROW ACCOUNT") all of the following out-of-pocket costs (collectively, "TENANT COSTS") imposed on the landlord pursuant to such Approved Lease: tenant inducements, rent concessions, moving costs, third party costs, attorneys' fees, leasing commissions, tenant improvement costs, construction allowances and lease buy-outs. Prior to Closing, on three (3) Business Days prior written notice to Purchaser, Seller may access the amounts in the Tenant Costs Escrow Account to pay such Tenant Costs that are then due. Seller shall provide an accounting to Purchaser of all amounts so withdrawn. In the event that Seller notifies Purchaser of any shortfall with respect to Tenant Costs for an Approved Lease and the reasons therefor, Purchaser shall promptly deposit the same into the Tenant Costs Escrow Account for use by Seller in accordance with this SECTION 8.1(d). Purchaser shall be entitled to approve and monitor the contractors and architects selected to perform tenant work under any Approved Lease and the budget for such work. Any such approval shall be deemed given if Purchaser does not respond to Seller's request for approval of the same within five (5) Business Days after such request is delivered by Seller to Purchaser.

                  (e) All amounts in the Tenant Costs Escrow Account not previously used to pay Tenant Costs in accordance with SECTION 8.1(d) shall be paid (i) to Purchaser at and upon the Closing, (ii) to Seller immediately upon a termination by Seller of this Agreement in accordance with the provisions of SECTION

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



11.2, or (iii) to Purchaser immediately upon any other termination of this Agreement (by Seller or Purchaser or otherwise) in accordance with the provisions of this Agreement and, in such case, Seller shall promptly pay to Purchaser any amounts previously used to pay Tenant Costs in accordance with
SECTION 8.1(d). All interest and income earned on the Tenant Costs Escrow Account shall be paid to Purchaser; PROVIDED that such interest and income shall be paid to Seller if the amounts in the Tenant Costs Escrow Account are required to be paid to Seller in accordance with clause (ii) above; PROVIDED FURTHER that in the event the amounts in the Tenant Costs Escrow Account are paid to Purchaser in accordance with clause (iii) above, Seller shall promptly pay to Purchaser interest on any amounts previously used to pay Tenant Costs in accordance with SECTION 8.1(d) (at the rate paid on funds in the Tenant Costs Escrow Account) from the date such amounts were withdrawn from the Tenant Costs Escrow Account to pay such Tenant Costs.

                  (f) The obligations of Seller under SECTION 8.1(b)(ii), (iii),
(iv) and (v) shall survive the Closing for a period of six (6) months to the extent that Purchaser is unable to ascertain as of Closing whether such obligations have been performed by Seller. The obligations of Seller under
SECTION 8.1(e) shall survive the termination of this Agreement until all amounts payable pursuant to SECTION 8.1(e) are paid in full.

         8.2 PURCHASER'S ASSUMPTION OF OBLIGATIONS. Purchaser shall assume and perform all of Seller's obligations, if any, arising from and after the Closing under the terms and conditions of all Leases, Anchor Agreements, Specialty License Agreements and Contracts assigned at Closing under the terms of this Agreement. The provisions of this SECTION 8.2 shall survive the Closing hereunder.

         8.3 CONFIDENTIALITY; NO RECORDING.

                  (a) Purchaser agrees that (i) all Evaluation Material or any other information or documents concerning the Property and furnished to Purchaser by Seller or FUR (collectively, "CONFIDENTIAL INFORMATION") will be used solely for the purposes of evaluating its investment and shall be kept confidential and (ii) it will not disclose any Confidential Information to any persons other than Purchaser's Agents. Purchaser agrees to cause Purchaser's Agents to keep confidential all Confidential Information to the same extent Purchaser is required to do so under this SECTION 8.3.

                  (b) Purchaser agrees that, if the transactions contemplated by this Agreement are not consummated, copies of all Confidential Information furnished to Purchaser shall be returned to Seller or destroyed by Purchaser.

                  (c) For purposes of this SECTION 8.3, the term Confidential Information shall not include information which (i) is or becomes available to the public other than as a result of a disclosure by Purchaser or Purchaser's Agents, (ii) presently is or hereinafter becomes available to Purchaser on a non-confidential basis from a source other than Seller, its agents or advisors, or (iii) is sold, conveyed, transferred or assigned to Purchaser in connection with the consummation of the transactions contemplated by this Agreement.

                  (d) Under no circumstances whatsoever shall Purchaser record this Agreement or any memorandum or notice of this Agreement in any county or state.

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



                  (e) The provisions of this SECTION 8.3 shall survive the termination of this Agreement but shall terminate when the Closing occurs.

         8.4 GMAC LOAN DOCUMENTS. Prior to Closing, Seller agrees (a) except as contemplated by SECTION 3.4, not to amend, modify, supplement or terminate the GMAC Loan Documents, (b) to perform in a timely manner all of its monetary and other material obligations under the GMAC Loan Documents and (c) to promptly provide Purchaser with any written notices of default or other correspondence received from GMAC relating to the obligations of Seller under the GMAC Loan Documents. Furthermore, Seller will promptly notify Purchaser upon Seller becoming aware of any event or circumstance that, based on the provisions of the GMAC Loan Documents, Seller believes would constitute a default (or would become a default with the passage of time or the giving of notice or both) under the GMAC Loan Documents.

         8.5 DELIVERY AND ACCESS. On the Effective Date, Seller shall provide the Purchaser and Purchaser's Agents access to all lease files, tenant correspondence files and other files and records relating the Property. To the extent not in Seller's Files or, with respect to litigation files relating to Burk Interests Incorporated/Best Products Co., Inc. or H.J. Wilson Company d/b/a Service Merchandise, contained in the offices of Seller's attorneys, not later than five (5) Business Days before the Due Diligence Termination Deadline, Seller shall deliver copies of all pleadings and papers relating to litigation pertaining to Leases, Anchor Agreements or Speciality License Agreements covering the Tenant Litigation Space. Prior to Closing, Seller shall (a) promptly provide Purchaser with copies of monthly operating reports with respect to the Property and all operating statements, rent rolls, receivable aging reports, leasing reports and other similar periodic reports prepared by or delivered to Seller with respect to the Property (in each case without representation or warranty by Seller) and (b) to the extent permitted by the applicable Anchor Agreements, Leases and Specialty License Agreements, provide Purchaser with access to the Property and operating personnel of Seller and FUR during normal business hours and upon reasonable advance notice. Prior to Closing, Seller shall provide Purchaser with copies of all Contracts entered into by Seller affecting the Property after the Effective Date.

         8.6 COMMUNICATION WITH AUTHORITIES. Purchaser shall not have any communication with governmental authorities regarding the Property (other than for the purpose of obtaining customary zoning letters) unless legally required to do so.

         8.7 PUBLIC DISCLOSURE.

                  (a) Purchaser shall not issue any press release concerning the existence or execution of this Agreement or the terms thereof until Seller has issued a press release (or similar public announcement or communication) regarding the same; PROVIDED that Seller shall not issue its press release (or similar public announcement or communication) until such press release (or similar public announcement or communication) has been approved by Purchaser, which approval shall not be unreasonably withheld or delayed.

                  (b) Subject to Purchaser's obligations under SECTION 8.7(a), Purchaser shall not issue any press release (or similar public announcement or communication) concerning the existence or execution of this Agreement or the terms thereof until such press release (or similar public announcement or communication) has been approved by Seller, which approval shall not be unreasonably withheld or delayed.

                  (c) Any approval required under this SECTION 8.7 shall be deemed given if the party from which approval is required does not respond to the other party's request for such approval within one (1) Business Day after receipt of such request.

                  (d) For purposes of this SECTION 8.7, Forms 8-K, proxy statements and other filings with the Securities and Exchange Commission shall be deemed not to be a press release (or similar public announcement or communication).

         8.8 EXCLUSIVITY; SHAREHOLDER APPROVAL.

                  (a) From and after the date on which Purchaser makes the Additional Deposit, no authorized officer, trustee, manager or director of Seller or FUR or any affiliate thereof, or any of their respective authorized agents, shall directly or indirectly, solicit, pursue, entertain, negotiate, enter into or attempt to engage in any discussions with, or provide any Confidential Information to, any person or entity other than Purchaser or Purchaser's Agents with a view toward the sale of all or any portion of the Real Property by Seller. Notwithstanding the foregoing, Seller and FUR may respond to and pursue (including by providing Confidential Information subject to a customary confidentiality agreement no less favorable to Seller than the provisions of Section 8.3; provided that a copy of such agreement is promptly delivered to Purchaser) a bona fide proposal, which is neither solicited nor encouraged by an authorized officer, trustee, manager or director of Seller or FUR or any affiliate thereof, or any of their respective authorized agents, to consummate the sale, directly or indirectly, of all of the Real Property collectively (but not less than all of the Real Property) to any person or entity other than Purchaser if the Board of Trustees of FUR or an appropriate committee thereof has determined that (a) such alternate proposal is more favorable to FUR's shareholders from a financial point of view than the transactions contemplated by this Agreement (taking into account the fee payable to Purchaser pursuant to Section 14.2(b)), (b) such alternative proposal is reasonably capable of being consummated and (c) based on the advice of outside legal counsel, it has a fiduciary duty under applicable law or its organizational documents to the shareholders of FUR to respond to and pursue such alternative proposal; provided that FUR shall promptly notify Purchaser of any such alternative proposal prior to responding thereto.

                  (b) Each of Seller and FUR shall use its best efforts to clear the definitive proxy statement described in SECTION 14.2 with the Securities and Exchange Commission as promptly as practicable and, in any event, before the date that would allow sufficient time to declare a record date, mail proxy statements, solicit proxies and conduct a duly called meeting of FUR's shareholders in accordance with all applicable laws, rules and regulations and FUR's organizational documents by no later than the Shareholder Approval Deadline.

                  (c) Purchaser's sole remedy in the event of the breach of this
SECTION 8.8 is as set forth in SECTION 14.2(b).


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



         8.9 ALEXANDRIA GROUND LEASES. Seller agrees to use its best efforts (without being required to expend any sums) to obtain and deliver to Purchaser the certificates from the lessors under the Alexandria Ground Leases referred to in SECTION 6.5(h).


                                    ARTICLE 9
                                    ---------

               REPRESENTATIONS AND WARRANTIES AND INDEMNIFICATION
               --------------------------------------------------

         9.1 GENERAL DISCLAIMER. Except as specifically set forth in SECTION 9.2 below, the sale of the Property hereunder is and will be made on an "as is" basis, without representations and warranties of any kind or nature, express, implied or otherwise, including, but not limited to, any representation or warranty concerning title to the Property, the physical condition of the Property (including, but not limited to, the condition of the soil or the any improvements), the environmental condition of the Property (including, but not limited to, the presence or absence of hazardous substances on or respecting the Property), the compliance of the Property with applicable laws and regulations (including, but not limited to, zoning and building codes or the status of development or use rights respecting the Property), the financial condition of the Property or any other representation or warranty respecting any income, expenses, charges, liens or encumbrances, rights or claims on, affecting or pertaining to the Property or any part thereof. Purchaser acknowledges that Purchaser has examined, reviewed and inspected all matters which in Purchaser's judgment bear upon the Property and its value and suitability for Purchaser's purposes. Except as to matters specifically set forth in SECTION 9.2 below, Purchaser will acquire the Property solely on the basis of its own physical and financial examinations, reviews and inspections and the title insurance protection afforded by the Title Policy.

         9.2 SELLER'S REPRESENTATIONS AND WARRANTIES. Seller makes the following representations and warranties, each of which is true and correct as of the date hereof and shall be true and correct as of the Closing Date (PROVIDED THAT representations and warranties which are stated to be made as of the Effective Date need be true and correct only as of the Effective Date):

                  (a) AUTHORITY; BINDING ON SELLER; ENFORCEABILITY. Seller is duly organized, validly existing, in good standing in the State of Delaware and is duly qualified to do business in all states in which the Real Property is located. Subject to and based upon the assumption that the Seller Ratifications shall be obtained as hereinafter provided, (i) Seller has the full right and authority to enter into this Agreement, consummate or cause to be consummated all transactions contemplated hereby and make or cause to be made transfers and assignments contemplated herein, and the persons signing this Agreement on behalf of Seller are authorized to do so and (ii) this Agreement and all of the documents to be delivered by Seller at the Closing have been authorized and properly executed and will constitute the valid and binding obligations of Seller, enforceable against Seller in accordance with its terms.

                  (b) CONFLICT WITH EXISTING LAWS; CONSENTS. The execution and delivery of this Agreement and all related documents and the performance of its obligations hereunder and thereunder by Seller do not conflict with any provision of any law or regulation to which Seller is subject, or conflict with

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



or result in a breach of or constitute a default under any of the terms, conditions or provisions of any agreement or instrument to which Seller is a party or by which Seller is bound or any order or decree applicable to Seller, or result in the creation or imposition of any lien on any of its assets or property which would materially adversely affect the ability of Seller to perform its obligations under this Agreement. Seller has obtained all consents, approvals, authorizations or orders of any court, governmental agency or body and all third parties, if any, required for the execution and delivery of this Agreement. Subject to and based upon the assumption that the GMAC Consent, the Rating Agency Consent and the Seller Ratification shall be obtained as provided herein, Seller has obtained all consents, approvals, authorizations or orders of any court, governmental agency or body and all third parties, if any, required for the performance by Seller of this Agreement and the consummation of the transactions contemplated hereby.

                  (c) BANKRUPTCY OR DEBT OF SELLER. Seller has not filed any petition seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief relating to Seller or any of its property under any law relating to bankruptcy or insolvency, nor, to the best of Seller's knowledge, has any such petition been filed against Seller. No general assignment of Seller's property has been made for the benefit of creditors, and, to Seller's knowledge, no receiver, master, liquidator, or trustee has been appointed for Seller or any material portion of its property. Seller is not insolvent and the consummation of the transactions contemplated by this Agreement shall not render Seller insolvent.

                  (d) ANCHOR AGREEMENTS, LEASES AND SPECIALTY LICENSE AGREEMENTS. Seller will, upon execution hereof, immediately deliver to Purchaser or make available to Purchaser in Seller's lease files at the offices of Seller or FUR in Cleveland and Dallas, true, correct and complete copies of all Anchor Agreements, Leases and Specialty License Agreements (including all amendments, extensions, modifications and renewals thereof); such Anchor Agreements, Leases and Specialty License Agreements included in such lease files are true, correct and complete copies of any and all leases, reciprocal easement agreements, subleases (to which Seller or its predecessors in interest are a party), licenses or other occupancy agreements affecting any portion of any Real Property; and (other than as permitted by the last sentence of SECTION 9.4) there are no amendments, extensions, modifications or renewals of any such leases, reciprocal easement agreements, licenses or other occupancy agreements which are not included in such lease files.

                           (i) Except as set forth in Schedule 9.2(d)(i) and
except as disclosed in Seller's Files, Seller has not received written notice of any insolvency or bankruptcy proceeding involving any Anchor, Tenant or occupant under a Specialty License Agreement;

                           (ii) Except as disclosed in Seller's lease files at
the offices of Seller or FUR in Cleveland and Dallas, no brokerage commission or other compensation or other Tenant Costs shall become due or payable to any person by Purchaser with respect to any Anchor Agreement, Lease or Specialty License Agreements executed prior to the date hereof;

                           (iii) Except as disclosed in Seller's Files, no
Anchor, Tenant or occupant under a Specialty License Agreement has paid fixed rents under its Anchor Agreement, Lease or Specialty License Agreement, as the case may be, more than 30 days in advance;

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



                           (iv) Except as disclosed in Seller's Files, Seller
has not delivered to an Anchor, Tenant or occupant under a Specialty License Agreement written notice of a default under its Anchor Agreement, Lease or Specialty License Agreement, as the case may be, which remains uncured; and

                           (v) Except as disclosed in Seller's Files, as of the
Effective Date, Seller has not received any written notice from any Anchor, Tenant or occupant under a Specialty License Agreement that Seller has not performed any of its obligations under the applicable Anchor Agreement, Lease or Specialty License Agreement, as the case may be, that are required to be performed prior to the date hereof and there are no pending claims asserted in writing against Seller by an Anchor, Tenant or occupant under a Specialty License Agreement for offsets or abatements against rent or any other monetary amount.

                  (e) CONDEMNATION. As of the Effective Date and except as set forth in Seller's Files, Seller has not received written notice of any pending or threatened condemnation proceeding or similar proceeding affecting any Real Property except as set forth on SCHEDULE 9.2(e).

                  (f) LITIGATION. Except (1) as set forth on SCHEDULE 9.2(f),
(2) as set forth in Seller's Files, (3) for matters fully covered by insurance and (4) for proceedings with Anchors, Tenants or occupants under Specialty License Agreements in which Seller is the plaintiff and no claim or counterclaim has been asserted against Seller, Seller has not received (i) written notice (including a summons or complaint) of any action, suit litigation, proceeding or governmental investigation, which remains pending, or any order, injunction or decree which remains outstanding affecting any portion of the Property or (ii) written notice from an Anchor, Tenant or occupant under a Specialty License Agreement threatening suit by reason of Seller's default under an Anchor Agreement, Lease or Specialty License Agreement, as the case may be, which default has not been cured, in the case of both clauses (i) and (ii), which individually or in the aggregate could, if adversely determined, result in a judgment against the Purchaser or any Property in an amount of $500,000 or more or otherwise have a material adverse effect on Purchaser or the use, operation or value of or access to any Real Property.

                  (g) COMPLIANCE WITH LAWS; LICENSES AND PERMITS. Except as set forth on SCHEDULE 9.2(g) and except as set forth in Seller's Files, Seller has not received written notice (the subject of which has not been cured) from any governmental authority or any party entitled to enforce a covenant, condition and restriction affecting any Real Property or any other person to the effect that (i) any federal, state or local law, ordinance, rule, order or regulation has been violated by the maintenance, operation, occupancy or use of such Real Property which violation would materially adversely affect the current operation, current occupancy or current use of such Real Property, (ii) any building, or other federal, state or municipal law, ordinance, covenant, condition and restriction is or has been violated by the maintenance, operation, occupancy or use of such Real Property which violation would materially adversely affect the current operation, current occupancy or current use of such Real Property or (iii) any licenses permits, inspections, authorizations, certifications and approvals required by any governmental authorities having jurisdiction over the operation of the Real Property, in its present manner, have not been performed or issued and paid for and are not in full force and effect, in each case, without which the maintenance, operation, occupancy or use of such Real Property would be materially adversely affected; PROVIDED that, if the representations and warranties of Seller in this SECTION 9.2(g) are true and correct as of the Effective Date, then such

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



representations and warranties shall also be deemed true and correct as of the Closing Date, other than with respect to any written notices described in this
SECTION 9.2(g) the subject matter of which (x) relates to (1) a change in any federal, state or local law, ordinance, rule, order or regulation after the Due Diligence Termination Deadline or (2) events, circumstances or conditions which first occurred or arose after the Due Diligence Termination Deadline and (y) does not relate to (1) the taking of any action by Seller required by the terms of any Approved Lease or (2) matters for which an Anchor, Tenant or occupant under a Specialty License Agreement is solely responsible.

                  (h) CONTRACTS. As of the Effective Date, Seller's Files include a true and complete copy of all Contracts to which Seller or its agent is a party affecting the Property in effect on the date hereof (including all amendments and modifications thereof).

                  (i) SECURITY DEPOSITS. Except as set forth in Seller's Files,
SCHEDULE 9.2(i) sets forth all security deposits held by or on behalf of Seller under Anchor Agreements, Leases and Specialty License Agreements. Seller and its agents have held all security deposits in accordance with law and the terms of the applicable Anchor Agreements, Leases and Specialty License Agreements.

                  (j) RIGHTS OF OFFER AND REFUSAL. Except as set forth in Seller's Files and other than any right of GMAC under the GMAC Loan Documents, Seller has not granted to any person any right or option to acquire any Property or portion thereof or any interest relating thereto, or a right of first offer or right of first refusal to do so, or a right to receive any profit participation or other interest with respect to the Property or any portion thereof (whether exercisable now or upon any subsequent resale of any Property or any portion thereof), which in any such case would be binding on Purchaser.

                  (k) EMPLOYEES. There are no employment, union or other similar agreements relating to Seller's employees at the Property that will be binding on Purchaser or the Property after Closing.

                  (l) ENVIRONMENTAL MATTERS. Except as disclosed in the environmental reports listed on SCHEDULE 9.2(L) and heretofore delivered to Purchaser (which such reports represent all of the environmental reports in the possession or under the control of Seller or its agents) or in the environmental reports prepared for Purchaser before the Due Diligence Termination Deadline in connection with the transactions contemplated hereby and except as otherwise disclosed on SCHEDULE 9.2(L), (i) Seller has not received any written notice, demand, letter, claim or request for information (the subject of which has not been cured) regarding the presence of Hazardous Substances or liability under any Environmental Law with respect to such Property and (ii) Seller has not received any written notice (the subject of which has not been fully cured) that any Property is currently subject to any orders, decrees, injunctions or any other proceedings or requirements imposed by any governmental authority or third party pursuant to any Environmental Law, in the case of both clauses (i) and
(ii), the subject matter of which could result in Losses to Purchaser in an amount equal to (x) $100,000 or more with respect to any Mall or (y) $200,000 or more in the aggregate with respect to all of the Malls collectively. (By way of example, if this representation is breached because Seller has received undisclosed written notices of Hazardous Substances at three Malls and the cost of remediation for each Mall would be $150,000, then the amount of Losses for the purposes of SECTION 9.8 would be, in such example, $250,000 ($450,000 - $200,000).)

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



         9.3 AS IS. Without limiting Seller's representations and warranties contained in this ARTICLE 9:

                  (a) Except as may otherwise be expressly set forth in this Agreement, Purchaser is expressly purchasing the Property in its existing condition "AS IS, WHERE IS, AND WITH ALL FAULTS" with respect to all facts, circumstances, conditions and defects. Seller has no obligation to determine or correct any such facts, circumstances, conditions or defects or to compensate Purchaser for same. Seller has specifically bargained for the assumption by Purchaser of all responsibility to investigate the Property, laws and regulations, rights, facts, Leases, Contracts, Specialty License Agreements and Anchor Agreements and of all risk of adverse conditions and has structured the Purchase Price and other terms of this Agreement in consideration thereof. Purchaser will undertake or has taken all investigations and review of the Property, laws and regulations, rights, facts, Leases, Contracts, Specialty License Agreements and Anchor Agreements as Purchaser deems necessary or appropriate under the circumstances as to the status of the Property and based upon same, Purchaser is and will be relying strictly and solely upon such inspections and examinations, the warranties and representations of Seller specifically set forth in this Agreement, and the advice and counsel of its own consultants, agents, legal counsel and officers and Purchaser is and will be fully satisfied that the Purchase Price is fair and adequate consideration for the Property, and by reason of all the foregoing, Purchaser assumes the full risk of any loss or damage occasioned by any fact, circumstance, condition or defect pertaining to the Property, except as expressly set forth to the contrary in this Agreement.

                  (b) Except for those representations and warranties of Seller set forth herein, Seller hereby disclaims all warranties of any kind or nature whatsoever (including warranties of habitability and fitness for particular purposes), whether expressed or implied, including, without limitation, warranties with respect to the Property. Purchaser acknowledges that Purchaser is not relying upon any representation of any kind or nature made by Seller, or any of its employees or agents with respect to the Property other than those representations and warranties set forth herein, and that, in fact, no such representations or warranties were made except as expressly set forth in this Agreement.

                  (c) Seller makes no representation or warranty with respect to the presence of Hazardous Materials on, above, or beneath the Real Property (or any parcel in proximity thereto) or in any water on or under the Real Property. Purchaser's closing hereunder shall be deemed to constitute an express waiver of any right on the part of Purchaser to cause Seller to be joined in any action brought against Purchaser under any Environmental Laws or to contribute to the cost of any remediation or clean-up of any environmental hazard or environmental condition at the Real Property. The term "HAZARDOUS MATERIALS" shall mean (i) those substances included within the definitions of any one or more of the terms "HAZARDOUS MATERIALS," "HAZARDOUS WASTES," "HAZARDOUS SUBSTANCES," "INDUSTRIAL WASTES," and "TOXIC POLLUTANTS," as such terms are defined under the Environmental Laws, or any of them, (ii) petroleum and petroleum products, including, without limitation, crude oil and any fractions thereof, (iii) natural gas, synthetic gas and any mixtures thereof, (iv) asbestos and or any material which contains any hydrated mineral silicate, including, without limitation, chrysolite, amosite, crocidolite, tremolite, anthophyllite and/or actinolite, whether friable or non-friable, (v) polychlorinated biphenyl ("PCBS") or PCB-containing materials or fluids, (vi) radon, (vii) any other hazardous or radioactive substance, material, pollutant, contaminant or waste, and (viii) any other substance with respect to which any Environmental Law or governmental authority requires environmental investigation, monitoring or remediation. The term "ENVIRONMENTAL LAWS" shall mean all federal, state and local laws, statutes, ordinances and regulations, now or hereafter in effect, in each case as amended or supplemented from time to time, including, without limitation, all applicable judicial or administrative orders, applicable consent decrees and binding judgments relating to the regulation and protection of human health, safety, the environmental and natural resources (including, without limitation, ambient air, surface, water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Secs. 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Secs. 1801, et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C. Secs. 136, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S. Secs. 6901, et seq.) ("RCRA"), and Toxic Substance Control Act, as amended (42 U.S.C. Secs. 7401, et seq.), The Clean Air Act, as amended (42 U.S.C. Secs. 7401, et seq.), the Federal Water Pollution Control Act, as amended (33 U.S.C. Secs. 1251, et seq.), the Occupational Safety and Health Act, as amended (29 U.S.C. Secs. 651, et seq.), the Safe Drinking Water Act, as amended (42 U.S.C. Secs. 300f, et seq.), any state or local environmental law or counterpart or equivalent of any of the foregoing, and any Federal, state or local transfer ownership notification or approval statutes.

         9.4 MODIFICATION OF SELLER'S REPRESENTATIONS AND WARRANTIES. Seller may replace or create new schedules to the representations and warranties in SECTION
9.2 to reflect any additional information by delivering to Purchaser replacement schedules or new schedules, as the case may be, to such representations and warranties at least three (3) Business Days prior to the Due Diligence Termination Deadline. The representations and warranties of Seller shall be deemed to be modified by such replacement or new schedules delivered to Purchaser and shall constitute the representations and warranties of Seller for all purposes under this Agreement. In addition, the representations in clauses
(i), (iii) and (iv) of SECTION 9.2(d) and SECTION 9.2(i) shall be deemed to be modified as of the Closing Date by any written disclosure schedules delivered by Seller to Purchaser at least three (3) Business Days prior to Closing. Any Approved Leases shall be deemed permissible exceptions to the representations and warranties set forth in the first sentence of SECTION 9.2(d) and SECTION 9.2(j).

         9.5 PURCHASER'S REPRESENTATIONS AND WARRANTIES. Purchaser makes the following representations and warranties, each of which is true and correct as of the date hereof and as of the Closing Date:

                  (a) AUTHORITY; BINDING ON PURCHASER; ENFORCEABILITY. Purchaser is duly organized, validly existing, in good standing in the State of Delaware. Purchaser has the full right and authority to enter into this Agreement, consummate or cause to be consummated all transactions contemplated hereby and make or cause to be made transfers and assignments contemplated herein, and the persons signing this Agreement on behalf of Purchaser are authorized to do so and (ii) this Agreement and all of the documents to be delivered by Purchaser at the Closing have been authorized and properly executed and will constitute the valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with its terms.

                  (b) CONFLICT WITH EXISTING LAWS; CONSENTS. The execution and delivery of this Agreement and all related documents and the performance of its obligations hereunder and thereunder by Purchaser do not conflict with any provision of any law or regulation to which Purchaser is subject, or conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of any agreement or instrument to which Purchaser is a party or by which Purchaser is bound or any order or decree applicable to Purchaser, or result in the creation or imposition of any lien on any of its assets or property which would materially adversely affect the ability of Purchaser to perform its obligations under this Agreement. Purchaser has obtained all consents, approvals, authorizations or orders of any court, governmental agency or body and all third parties, if any, required for the execution, delivery and performance by Purchaser of this Agreement and the consummation of the transactions contemplated hereby.

                  (c) BANKRUPTCY OR DEBT OF PURCHASER. Purchaser has not filed any petition seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief relating to Purchaser or any of its property under any law relating to bankruptcy or insolvency, nor, to the best of Purchaser's knowledge, has any such petition been filed against Purchaser. No general assignment if Purchaser's property has been made for the benefit of creditors, and, to the best of Purchaser's knowledge, no receiver, master, liquidator, or trustee has been appointed for Purchaser or any material portion of its property. Purchaser is not insolvent and the consummation of the transactions contemplated by this Agreement shall not render Purchaser insolvent.

         9.6 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Notwithstanding anything to the contrary contained in this Agreement, the representations and warranties on the part of Seller and Purchaser contained in this ARTICLE 9 shall survive the Closing for a period of six (6) months.

         9.7 [Intentionally Omitted]

         9.8 INDEMNIFICATION.

                  (a) Subject to SECTION 9.8(b), in the event that Closing occurs, Seller and FUR shall jointly and severally indemnify and hold harmless Purchaser and Purchaser's Agents against and in respect of any and all Losses, resulting or arising from or otherwise relating to (i) any breaches of Seller's representations or warranties in SECTION 9.2 for the period such representations and warranties survive or (ii) any nonfulfillment of or failure of Seller to comply with any covenant or obligation set forth in this Agreement for the period such covenant or obligation survives; PROVIDED that in each case Purchaser must notify Seller of any claim for indemnity under this SECTION 9.8 before the expiration of the applicable survival period.

                  (b) Seller and FUR shall not be liable under SECTION 9.8(a)(i) until the aggregate amount of Losses theretofore incurred by Purchaser exceed five hundred thousand dollars ($500,000) (the "LOSSES THRESHOLD"), in which case Purchaser shall be entitled to be compensated for, and Seller shall be obligated to pay, Losses up to a maximum aggregate amount equal to five million dollars ($5,000,000) in excess of the Losses Threshold. (By way of example, if Purchaser's total Losses equal $501,000, Seller's liability to Purchaser under this SECTION 9.8(b) shall be $1,000). All payments made in respect of any claim under this SECTION 9.8 shall be treated as an adjustment to the Purchase Price for all purposes. Any adjustments to the Purchase Price at Closing in favor of Purchaser on account of any items set forth in SECTION 9.8(a)(i) shall count toward the $5,000,000 maximum liability of Seller under this SECTION 9.8(b).

                  (c) Notwithstanding anything to the contrary contained in this Agreement, in the event that Purchaser is entitled to the return of the Deposit (or any portion thereof) pursuant to the other provisions of this Agreement, the funds in the Tenant Costs Escrow Account (or any portion thereof), any fee payable to Purchaser if the Seller Ratification is not obtained as provided in
SECTION 14.2 or any amounts described in ARTICLE 11, Seller and FUR hereby jointly and severally agree to cause all such amounts to be promptly delivered to Purchaser without regard to any thresholds, limitations or survival periods. The provisions of this SECTION 9.8(c) shall survive any termination of this Agreement or the Closing indefinitely.

                  (d) The provisions of this SECTION 9.8 shall survive the Closing.


                                   ARTICLE 10
                                   ----------

                       DAMAGE OR DESTRUCTION; CONDEMNATION
                       -----------------------------------

         10.1 DAMAGE OR DESTRUCTION. In the event of any damage to or destruction of the Property or any portion thereof subsequent to the date hereof and prior to, or on, the Closing Date, Seller shall provide written notice of such damage or destruction ("SELLER'S CASUALTY NOTICE") promptly after its occurrence, and Purchaser's rights shall be as follows:

                  (a) In the event that the reasonably expected cost of restoration exceeds $2,500,000.00 at any one Mall, then Purchaser shall, within 15 days after receipt of the Seller's Casualty Notice, elect, by written notice to Seller, either (1) to terminate this Agreement, in which event the Deposit shall be returned immediately to Purchaser, and thereupon all obligations and liabilities of the parties hereunder shall cease and this Agreement shall have no further force and effect except for such provisions of this Agreement which are expressly stated to survive termination of this Agreement or (2) to proceed with the transaction contemplated under this Agreement (except that if the Closing Date is less than 15 days following Purchaser's receipt of the Seller's Casualty Notice, the Closing shall be delayed until Purchaser makes such election, but in no event more than 30 days after the date of Purchaser's receipt of the Seller's Casualty Notice), in which event Purchaser shall have no right to offset or reduction or abatement of the Purchase Price and Purchaser shall receive at Closing (i) an assignment of (A) all insurance proceeds theretofore paid to Seller with respect to such damage, (B) all claims against any insurer with respect to such damage and (C) all claims against third parties with respect to such damage and (ii) the full amount of Seller's deductible, in cash. In the event Purchaser does not give Seller timely notice of its election under this SECTION 10.1(a), Purchaser shall be deemed to have elected to proceed under clause "(2)" above.

                  (b) In the event that the reasonably expected cost of restoration is equal to or less than $2,500,000.00 at any one Mall, Purchaser shall be obligated to proceed with the transaction contemplated under this Agreement, in which event Purchaser shall have no right to offset or reduction or abatement of the Purchase Price and Purchaser shall receive at Closing (i) an assignment of (A) all insurance proceeds theretofore paid to Seller with respect to such damage, (B) all claims against any insurer with respect to such damage and (C) all claims against third parties with respect to such damage and (ii) the full amount of Seller's deductible, in cash.

         10.2 CONDEMNATION. If, subsequent to the date hereof and prior to, or on, the Closing Date, (1) any proceeding (judicial, administrative or otherwise) shall be commenced for the proposed taking of any portion of, or interest in, the Property by condemnation or eminent domain or any action in the nature of eminent domain, or (2) Seller shall receive notice of any such proposed taking, Seller shall provide written notice to Purchaser of such proceeding or proposed taking ("SELLER'S CONDEMNATION NOTICE") promptly after notification to Seller of such proceeding or proposed taking and Purchaser's rights shall be as follows:

                  (a) In the event that the reasonably expected condemnation award exceeds $2,500,000.00 at any one Mall, then Purchaser shall, within 15 days after receipt of the Seller's Condemnation Notice, elect, by written notice to Seller, either (1) to terminate this Agreement, in which event the Deposit shall be returned immediately to Purchaser, and thereupon all obligations and liabilities of the parties hereunder shall cease and this Agreement shall have no further force and effect except for such provisions of this Agreement which are expressly stated to survive termination of this Agreement or (2) to proceed with the transaction contemplated under this Agreement (except that if the Closing Date is less than 15 days following Purchaser's receipt of the Seller's Condemnation Notice, the Closing shall be delayed until Purchaser makes such election, but in no event more than 30 days after the date of Purchaser's receipt of the Seller's Condemnation Notice), in which event Purchaser shall have no right to offset or reduction or abatement of the Purchase Price and Purchaser shall receive at Closing an assignment of all of Seller's rights to any proceeds from such taking or condemnation. In the event Purchaser does not give Seller timely notice of its election under this SECTION 10.2(a), Purchaser shall be deemed to have elected to proceed under clause "(2)" above.

                  (b) In the event that the reasonably expected condemnation award is equal to or less than $2,500,000.00 at any one Mall, Purchaser shall be obligated to proceed with the transaction contemplated under this Agreement, in which event Purchaser shall have no right to offset or reduction of the Purchase Price and Purchaser shall receive at Closing an assignment of all of Seller's rights to any proceeds from such taking or condemnation.

         10.3 SURVIVAL. The provisions of this ARTICLE 10 shall survive the Closing.


                                   ARTICLE 11
                                   ----------

                                     DEFAULT
                                     -------

         11.1 SELLER'S INABILITY TO PERFORM OR DEFAULT. Except as provided in
SECTION 14.2, if Seller shall be unable to perform or shall default in the performance of any of its obligations hereunder, the sole and exclusive remedy of Purchaser (unless otherwise provided in this Agreement) shall be to terminate this Agreement, in which event (i) the Deposit and any amounts in the Tenant Costs Escrow Account shall be promptly returned to Purchaser and Seller covenants to cause the same, (ii) Seller shall reimburse Purchaser for the actual out-of-pocket third party costs incurred by Purchaser in connection with the proposed purchase of the Property and (iii) thereupon, neither party shall have any liability or obligation to the other party under this Agreement except for those provisions of this Agreement which are expressly stated to survive the termination of this Agreement; PROVIDED, HOWEVER, that if the Seller Ratification shall have been obtained and Seller shall default in the performance of any of its obligations hereunder, then Purchaser shall be entitled, in lieu of the remedies set forth in clauses (i) through (iii) above, to enforce specific performance of this Agreement. Purchaser shall not have the right to seek, pursue or obtain any other remedy at law, in equity or otherwise on account of or in connection with any such default by Seller, including, without limitation, any right to collect damages, except as otherwise provided in this Agreement. If Purchaser elects to terminate this Agreement pursuant to this SECTION 11.1, Purchaser shall not be entitled to pursue the remedies set forth in SECTION 14.2. If Purchaser has available the remedies set forth in
SECTION 14.2, Purchaser shall not be entitled to pursue the remedies set forth in this SECTION 11.1.

         11.2 PURCHASER'S DEFAULT. If Purchaser shall default in the performance of any of its obligations hereunder, including, but not limited to, the payment of the Additional Deposit, the sole and exclusive remedy of Seller (notwithstanding any provision hereof to the contrary) shall be the right to terminate this Agreement in which event the Deposit and all amounts in the Tenant Costs Escrow Account shall be promptly paid to Seller as full and complete liquidated damages (and not as a penalty or forfeiture) and, thereupon, neither party shall have any liability or obligation to the other party under this Agreement except for those provisions of this Agreement which are expressly stated to survive the termination of this Agreement.

         11.3 RECOVERABLE DAMAGES. In no event shall the provisions of SECTIONS
11.1 and 11.2 limit the damages recoverable by either party against the other party due to the other party's obligation to indemnify such party in accordance with this Agreement.

         11.4 SURVIVAL. The provisions of this ARTICLE 11 shall survive the termination of this Agreement until all amounts payable pursuant to this ARTICLE 11 are paid in full.


                                   ARTICLE 12
                                   ----------

                                    EMPLOYEES
                                    ---------

         12.1 EMPLOYEES. As of 11:59 p.m. on the date prior to the Closing, Seller shall terminate or cause to be terminated the employment of all then existing employees of Seller, FUR and/or FUM at the Malls. Purchaser shall have no obligation with respect to such employees except as expressly set forth in this SECTION 12.1, and Seller and FUM shall jointly and severally indemnify and hold harmless Purchaser and Purchaser's Agents against and in respect of any and all Losses resulting or arising from or otherwise relating to such employees, including, without limitation, Seller's termination thereof, in each case pertaining only to the period of Seller's employment thereof. Purchaser agrees to rehire the employees who are employed on-site at any Mall for a six (6) month probationary period on Purchaser's standard terms of employment.
Such employment shall commence as of the Closing Date.

         12.2 NO TRANSFER OF PENSION ASSETS AND LIABILITIES. There shall be no transfer hereunder of assets or liabilities under any pension plan maintained or contributed to by Seller, FUR or FUM.

         12.3 NO THIRD-PARTY BENEFICIARIES. No provision of this Agreement shall create any third party beneficiary rights in any employee or any beneficiary or dependents thereof, with respect to the compensation, terms and conditions of employment and benefits that may be provided to any employee by Seller, FUM or Purchaser or under any benefit plan or arrangement which Seller, FUM or Purchaser may maintain.

         12.4 SURVIVAL. The provisions of this Article 12 shall survive the Closing for six (6) months.


                                   ARTICLE 13
                                   ----------

                                     NOTICES
                                     -------

         13.1 NOTICES. Any notice, request, demand, instruction or other document to be given or served hereunder or under any document or instrument executed pursuant hereto shall be in writing and shall be deemed to be delivered and effective upon the earlier of (a) upon personal delivery to and receipt by the person to whom delivered, (b) three days after deposit in United States registered or certified mail, return receipt requested, (c) one Business Day after deposit with a nationally recognized overnight express courier for next day delivery or (d) the Business Day of telecopy, in each case, addressed to the parties at their respective addresses or telecopy numbers (as applicable) set forth below:

If to Purchaser:       WXI/Z SOUTHWEST MALLS REAL ESTATE LIMITED PARTNERSHIP
                       c/o Zamias Services Inc
                       300 Market Street
                       Johnstown, PA  15901
                       Attention: Damien Zamias
                       Telecopy No.:  (814) 536-5505

with a copy to:        WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP XI
                       85 Broad Street
                       New York, NY 10004
                       Attention:  Michael Klingher
                       Telecopy No.:  (212) 357-5505

and a copy to:         SULLIVAN & CROMWELL
                       125 Broad Street
                       New York, NY 10004
                       Attention: Anthony J. Colletta
                       Telecopy No.:  (212) 558-3588

If to Seller:          SOUTHWEST SHOPPING CENTERS CO. II, L.L.C.
                       551 Fifth Avenue (Suite 1416)
                       New York, New York 10177-01499
                       Attention:  Anne Zahner
                       Telecopy No.:  (212) 905-1102

with a copy to:        GOLDBERG WEPRIN & USTIN LLP
                       1501 Broadway, 22nd Floor
                       New York, New York 10036
                       Attention:  Andrew Albstein
                       Telecopy No.:  (212) 301-6914

and a copy to:         HERRICK, FEINSTEIN LLP
                       Two Park Avenue
                       New York, New York 10016
                       Attention:  Belinda G. Schwartz
                       Telecopy No.:  (212) 889-7577

and a copy to:         HUGHES & LUCE, L.L.P.
                       1717 Main Street (Suite 2800)
                       Dallas, Texas 75201
                       Attention:  James A. Moomaw
                       Telecopy No.:  (214) 939-5849

         13.2 CHANGE OF ADDRESS. A party may change its address and telecopy number for receipt of notices by service of a notice of such change in accordance herewith.


                                   ARTICLE 14
                                   ----------

                                  MISCELLANEOUS
                                  -------------

         14.1 PARTIES BOUND. All provisions hereof, including, without limitation, all representations and warranties made hereunder, shall extend to, be obligatory upon and inure to the benefit of the respective heirs, devisees, legal representatives, successors, permitted assigns and beneficiaries of the parties hereto.

         14.2 SELLER'S SHAREHOLDER APPROVAL.

                  (a) The obligations of Seller to transfer the Property pursuant to this Agreement are contingent upon Seller obtaining consent to the transactions contemplated hereby from shareholders of FUR holding the requisite number of shares in accordance with the organizational and governing documents of FUR (collectively, the "SELLER RATIFICATION") and, subject to the obligations of Seller pursuant to the other provisions of this SECTION 14.2, this Agreement shall terminate, effective on the date described in SECTION

14.2(c), if the shareholders of FUR reject the sale contemplated by this Agreement; and thereupon neither party shall have any further obligation to the other party under this Agreement, other than the obligations of Seller under this SECTION 14.2 and except for those provisions which are expressly stated herein to survive termination of this Agreement. Seller makes no representation or warranty herein that the Seller Ratification shall be obtained.

                  (b) If (i) a meeting of the shareholders of FUR called for the purpose of voting on the transactions contemplated by this Agreement is not held on or prior to the Shareholder Approval Deadline, other than, despite the best efforts of FUR to hold such a meeting in accordance with its obligations under
SECTION 8.8(b), as a result of an Excusable Delay, or (ii) the Board of Trustees of FUR has withdrawn or failed, upon Purchaser's request, to reaffirm its recommendation that the shareholders of FUR approve the transactions contemplated by this Agreement, or (iii) the Board of Trustees and/or shareholders of FUR have voted to approve a proposal, other than Purchaser's, to purchase (or Seller or FUR has entered into a written agreement for the sale of) all or any portion of the Real Property, or (iv) Seller or FUR has breached the provisions of SECTION 8.8, then Seller shall be deemed to be in default of its obligations under this Agreement; PROVIDED that in lieu of the remedies set forth in this Agreement (which Purchaser shall not be entitled to), Seller or FUR shall, in addition to returning the Deposit and all amounts in the Tenant Costs Escrow Account to Purchaser, immediately pay to Purchaser, as Purchaser's sole and exclusive remedy, ten million dollars ($10,000,000) as compensation and reimbursement to Purchaser (and not as a penalty or forfeiture) for its time and expense and out-of-pocket costs incurred in connection with the transactions contemplated hereby and the loss of potential profit that Purchaser would have realized with respect to such transactions; and, upon Purchaser's receipt of such payment, this Agreement shall terminate and neither party shall have any further obligation to the other party under this Agreement except for those provisions which are expressly stated herein to survive termination of this Agreement.

                  (c) If (i) this Agreement is terminated pursuant to SECTION 14.2(a) or (ii) the Seller Ratification is not obtained on or prior to the Shareholder Approval Deadline due to an Excusable Delay or for any reason other than a reason set forth in SECTION 14.2(b), then Seller shall be deemed unable to perform; PROVIDED that in lieu of the remedies set forth in this Agreement (which Purchaser shall not be entitled to), Seller or FUR shall, in addition to returning the Deposit and all amounts in the Tenant Costs Escrow Account to Purchaser, immediately pay to Purchaser, as Purchaser's sole and exclusive remedy (subject to the additional remedy in SECTION 14.2(d)), one million five hundred thousand dollars ($1,500,000) as compensation and reimbursement to Purchaser (and not as a penalty or forfeiture) for its time and expense and out-of-pocket costs incurred in connection with the transactions contemplated hereby; and, upon Purchaser's receipt of such payment, this Agreement shall terminate and neither party shall have any further obligation to the other party under this Agreement, other than the obligations of Seller under SECTION 14.2(d) and except for those provisions which are expressly stated herein to survive termination of this Agreement.

                  (d) Notwithstanding the limitation on Purchaser's remedies set forth in SECTION 14.2(c), if this Agreement terminates pursuant to SECTION 14.2(c) and Seller enters into a written agreement with any person or entity other than Purchaser to sell all or any portion of the Real Property within twelve (12) months after the date on which this Agreement terminated, then Seller or FUR shall immediately pay to Purchaser eight million five hundred thousand dollars ($8,500,000) as compensation to Purchaser (and not as a penalty or forfeiture) for its time and expense in connection with the transactions contemplated hereby and the loss of potential profit that Purchaser would have realized with respect to such transaction; and thereupon neither party shall have any further obligation to the other party under this Agreement except for those provisions which are expressly stated herein to survive termination of this Agreement.

                  (e) In the event that the Seller Ratification is not obtained by the Shareholder Approval Deadline due to an Excusable Delay, Purchaser may, in its sole discretion, extend the Shareholder Approval Deadline on one or more occasions by written notice to Seller to a date not later than February 28, 2000.

                  (f) It is agreed between the parties that the actual costs and damages to Purchaser in the event that Seller fails to timely obtain the Seller Ratification are and will be impractical to ascertain and any amount payable by Seller under this SECTION 14.2 is a reasonable estimate thereof. The obligation of Seller and FUR to make any payment under this SECTION 14.2 shall be joint and several.

                  (g) The provisions of this SECTION 14.2 shall not apply and shall not be effective in the event that this Agreement is terminated pursuant to any section of this Agreement other than this SECTION 14.2. The provisions of this SECTION 14.2 shall survive the termination of this Agreement until all amounts payable pursuant to this SECTION 14.2 are paid in full; PROVIDED that, in any event, the provisions of SECTION 14.2(d) shall survive any termination of this Agreement pursuant to SECTION 14.2(c) for thirteen (13) months.

         14.3 HEADINGS. The article, section and paragraph headings of this Agreement are for convenience only and in no way define, limit or enlarge the scope or meaning of the language hereof.

         14.4 INVALIDITY. If any term, provision or condition of this Agreement is found to be or is rendered invalid or unenforceable, it shall not affect the remaining terms, provisions and conditions of this Agreement, and each and every other term, provision and condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

         14.5 GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

         14.6 NO THIRD PARTY BENEFICIARY. This Agreement is not intended to give or confer any benefits, rights, privileges, claims, actions or remedies to any person or entity as a third party beneficiary under any statutes, laws, codes, ordinances, rules, regulations, orders, decrees or otherwise.

         14.7 AMENDMENTS. This Agreement may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

         14.8 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Agreement.

         14.9 FURTHER ACTS. In addition to the acts and deeds recited herein and contemplated to be performed, executed and/or delivered by Seller to Purchaser, Seller and Purchaser agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered at the Closing or after the Closing any and all further acts, deeds and assurances as may be necessary to consummate the transactions contemplated hereby. The provisions of this SECTION 14.9 shall survive the Closing hereunder.

         14.10 EXTENSION OF PERFORMANCE. Whenever under the terms of this Agreement the time for performance of a covenant or condition falls upon a Saturday, Sunday or holiday, such time for performance shall be extended to the next business day. Otherwise all references in this Agreement to days shall mean calendar days.

         14.11 TIME. Time shall be of the essence with respect to the payment of the Deposit by Purchaser, Purchaser's election to terminate this Agreement under
SECTION 4.1(b), the provisions of SECTION 14.2 and as set forth in SECTION 6.1.

         14.12 ASSIGNMENT. This Agreement and all rights hereunder may not be assigned or transferred by Purchaser under any circumstances without the prior written consent of Seller; PROVIDED that Purchaser may without the consent of Seller assign this Agreement in whole but not in part to any affiliate approved by GMAC. An assignment of any interest(s) in Purchaser entity shall constitute an assignment of this Agreement.

         14.13 ATTORNEYS' FEES. Should either party employ attorneys to enforce any of the provisions hereof, the party losing in any final judgment agrees to pay the prevailing party all reasonable costs, charges and expenses, including attorneys' fees, expended or incurred in connection therewith. The provisions of this SECTION 14.13 shall survive the Closing hereunder and the termination of this Agreement.

         14.14 CONSTRUCTION. The use of the neuter singular pronoun to refer to Seller and Purchaser shall be deemed a proper reference, even though Seller or Purchaser may be an individual, partnership or a group of two or more individuals. The necessary grammatical changes required to make the provisions of this Agreement apply in the plural sense where there is more than one seller or purchaser and to either partnerships or individuals (male or female) shall in all instances be assumed as though in each case fully expressed. The use of the term "including" or derivatives thereof shall be deemed to mean "including without limitation."

         14.15 LIMITATION OF LIABILITY. Notwithstanding anything contained herein to the contrary, no owner, shareholder member, manager, or agent of Seller, FUR or FUM, nor any advisor, trustee, director, officer, employee, beneficiary, shareholder, participant, representative or agent of any corporation, trust, or other entity (other than FUR or FUM as provided below) that is or becomes an owner, shareholder, member, or manager of Seller shall have any liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Purchaser and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Seller's interest in the Property and Seller's other assets or, only for the purposes of SECTION 8.8, SECTION 9.8 and SECTION 14.2, FUR and, only for the purposes of SECTION 12.1, FUM for the payment and satisfaction of claims of any nature or for any performance arising under or in connection with this Agreement.

         14.16 JURISDICTION; VENUE. Each of Seller and Purchaser, to the full extent permitted by law, hereby knowingly, intentionally and voluntarily, with and upon the advice of competent counsel, (a) submits to personal jurisdiction in the State of New York over any suit, action or proceeding by any person arising from or relating to this Agreement, (b) agrees that any such action, suit or proceeding may be brought in any state or federal court of competent jurisdiction in the City of New York, New York, (c) submits to the jurisdiction of such courts, and (d) to the fullest extent permitted by law, each of Seller and Purchaser agrees that it will not bring any action, suit or proceeding in any other forum. Each of Seller and Purchaser further consents and agrees to service of any summons, complaint or other legal process in any such suite, action or proceeding by registered or certified U.S. Mail, postage prepaid, to the party at the address for notices described herein and consents and agrees that such service shall constitute in every respect valid and effective service (but nothing herein shall affect the validity or effectiveness of process served in any other manner permitted by law). The provisions of this SECTION 14.16 shall survive the Closing hereunder and shall survive the termination of this Agreement.

         14.17 1031 EXCHANGE.

                  (a) Purchaser hereby acknowledges that Seller may effect an Internal Revenue Code Section 1031 tax deferred exchange (an "EXCHANGE"). The Seller's rights under this Agreement may be assigned to a qualified intermediary for the purpose of completing such an exchange. Purchaser agrees to cooperate with Seller and the qualified intermediary in a manner necessary to complete the exchange; PROVIDED that:

                           (i) All documents executed by Purchaser in connection
with an Exchange shall be subject to the prior approval of Purchaser and shall recognize that such Purchaser is accommodating Seller's request and is making no representation or warranty that the transactions qualify as a tax-free exchange under Section 1031 of the Internal Revenue Code or any applicable state or local laws and shall have no liability whatsoever if any transaction fails to so qualify.

                           (ii) Such Exchange shall not result in Purchaser
incurring, assuming or otherwise becoming responsible for any additional costs, obligations or liabilities. Such Exchange shall not in any way delay the Closing.

                           (iii) In no event shall Purchaser be obligated to
acquire any property (other than the Property) or otherwise be obligated to take title, or appear in the records of title, to any property in connection with such Exchange.

                           (iv) In no event shall Seller's consummation of such
Exchange constitute a condition precedent to Seller's obligations under this Agreement, and Seller's failure or inability to consummate such Exchange for any reason or for no reason at all shall not be deemed to excuse or release Seller from its obligations under this Agreement.

                           (v) In consideration of Purchaser's agreement to
provide to Seller the accommodation described in this SECTION 14.17, Seller hereby agrees to indemnify Purchaser for, and hold Purchaser harmless against, any and all Losses directly or indirectly arising out of any Exchange.

                  (b) The provisions of this SECTION 14.17 shall survive the Closing hereunder.

         14.18 SURVIVAL. Notwithstanding any provision of this Agreement to the contrary, (i) in the event the Closing occurs or this Agreement is terminated, those provisions of this Agreement which specifically provide that they survive the Closing or the termination of this Agreement, as the case may be, will remain in full force and effect for the period indicated in such provisions (or, if no period is indicated, indefinitely) and (ii) no other provision of this Agreement shall survive the Closing or the termination of this Agreement.

         14.19 BROKERAGE INDEMNITY. Seller and Purchaser represent and warrant each to the other that (except as set forth in this SECTION 14.19 they have not dealt with any real estate broker, sales person or finder in connection with this transaction and no person initiated or participated in the negotiation of this Agreement or showed the Property to Purchaser, and to the knowledge of Seller and Purchaser, there are no real estate brokerage commissions, finder's fees, or other similar fees due any person or entity on account of or as a result of this transaction, except as set forth herein. Seller and Purchaser each agree to indemnify, defend and hold the other harmless from and against any loss, cost, liability or expense suffered or incurred by the other party as a result of a claim or claims for brokerage commissions, finder's fees or other similar fees from any party or firm that is based on the act or omission of the party in breach of the above warranty. Seller (but not Purchaser) is obligated to pay a brokerage commission to Broker, pursuant to a separate written agreement and hereby indemnifies Purchaser for any claims made by Broker. The provisions of this SECTION 14.19 shall survive the Closing hereunder and shall survive termination of this Agreement.


                [THE BALANCE OF THIS PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first above written.

                                 SELLER:
                                 -------

                                 SOUTHWEST SHOPPING CENTERS CO. II, L.L.C., a
                                 Delaware limited liability company,

                                 By:      FIRST SWI, L.L.C,
                                          a Delaware limited liability company,
                                          its manager,

                                          By:      FIRST SOUTHWEST II, INC.,
                                                   a Delaware corporation, its
                                                   manager


                                 PURCHASER:
                                 ----------

                                 WXI/Z SOUTHWEST MALLS REAL ESTATE LIMITED
                                 PARTNERSHIP, a Delaware limited partnership,

                                 By: WXI/Z SOUTHWEST MALLS GEN-PAR, LLC, a Delaware limited liability company, its general partner


                                 FUR
                                 ---
                                 only for purposes of SECTION 8.8, SECTION 9.8 and SECTION 14.2 herein:

                                 FIRST UNION REAL ESTATE EQUITY AND MORTGAGE
                                 INVESTMENTS, an Ohio unincorporated association in the form of a business trust

                                 FUM
                                 ---
                                 only for purposes of SECTION 12.1 herein:

                                 FIRST UNION MANAGEMENT, INC.

                                LIST OF EXHIBITS
                                ----------------


Exhibit A                 Alexandria Ground Lease Assignments

Exhibit B                 Assignment of Anchor Agreements

Exhibit C                 Assignment of Contracts

Exhibit D                 Assignment of Leases and Specialty License Agreements

Exhibit E                 Bill of Sale and Blanket Conveyance

Exhibit F                 Anchor Estoppel Certificate

Exhibit G                 Tenant Estoppel Certificate

Exhibit H                 Forms of Deeds

Exhibit I                 Form of Affidavit

     APPENDIX B - FIRST LETTER AGREEMENT TO THE PURCHASE AND SALE AGREEMENT

              WXI/Z Southwest Malls Real Estate Limited Partnership
                             c/o Zamias Services Inc
                                300 Market Street
                          Johnstown, Pennsylvania 15901


                                                              August 11, 1999


Southwest Shopping Centers Co. II, L.L.C.
551 Fifth Avenue, Suite 1416
New York, New York 10177
Attention:  Daniel Friedman

                  Re: Purchase and Sale Agreement (the "Purchase Agreement"), dated as of July 14, 1999, by and among Southwest Shopping Centers Co. II, L.L.C., a Delaware limited liability company ("Seller"), and WXI/Z Southwest Malls Real Estate Limited Partnership, a Delaware limited partnership ("Purchaser"), and, only for purposes of Section 8.8, Section 9.8, and Section
                           14.2 therein, First Union Real Estate Equity and Mortgage Investments, an Ohio unincorporated association in the form of a business trust, and, only for purposes of Section 12.1 therein, First Union Management, Inc.
                           -----------------------------------------------------

Dear Mr. Friedman:

                  As we have told you, we have completed our due diligence of the Real Property and are prepared to fund the Additional Deposit provided that you agree to the following amendments to the Purchase Agreement. In addition, Purchaser makes the acknowledgments set forth herein.

1. The "Due Diligence Termination Deadline" under the Purchase Agreement will mean and be extended until August 13, 1999; PROVIDED, HOWEVER, that Purchaser shall not in any event be required to make the Additional Deposit before the Business Day after the date on which Purchaser receives new voting agreements in the same form as the Voting Agreements (other than changes relating to the date and the number of shares held) and executed by the signatories to the Voting Agreements. Purchaser shall not be entitled to any extensions of the Due Diligence Termination Deadline by reason of the second sentence of Section 4.1(a).

2. Purchaser will use its reasonable good faith efforts to obtain the approval of GMAC and the Rating Agencies to mezzanine financing of the Real Property, that is, financing in amount not exceeding 80% of all of Purchaser's costs of the acquisition of the Property, including closing costs, capital expenditures and reserves and tenant improvement allowances and reserves, taking the form of either of the following as GMAC and the Rating Agencies may require (the "Mezzanine Financing"): (i) a preferred partnership interest structure whereby the party providing the mezzanine financing acquires a preferred partnership interest in Purchaser and will, in certain events, have the right to assume control of Purchaser or (ii) a debt financing pursuant to which a holding company that owns the

     Purchaser will borrow funds and will secure such borrowing with a foreclosable pledge of the holding company's ownership interest in Purchaser. In either of these cases, it is anticipated that certain customary intercreditor arrangements will have to be entered into between GMAC and the mezzanine lender. In addition, Purchaser wishes to clarify with Seller that GMAC and the Rating Agencies must also consent to Zamias Services Inc serving as the property manager for the Real Property. Therefore, the terms "GMAC Consent" and "Rating Agency Consent" shall be amended to read as follows:

                           1.46 "GMAC CONSENT" means (a) the consent of GMAC to
                  the transfer of the Real Property to Purchaser and the substitution of Purchaser for Seller as the borrower under the GMAC Loan documents, (b) the agreement of GMAC to provide Seller with the GMAC Release at closing, (c) the agreement of GMAC to permit Zamias Services Inc to serve as the property manager for the Real Property and (d) the agreement of GMAC to permit the Mezzanine Financing of the Real Property as defined in the letter agreement dated August 11, 1999 between Purchaser and Seller (including GMAC's consent to any intercreditor agreement customarily required), PROVIDED, HOWEVER, that this clause (d) shall be deemed satisfied if GMAC fails to permit such Mezzanine Financing because it objects to the identity of the mezzanine lender and such lender is not one of Archon Capital, General Electric Capital Corporation, Starwood Financial Trust, CapTrust, Citigroup/Travelers or Credit Suisse First Boston (collectively, the "Acceptable Mezzanine Lenders").

                           1.86 "RATING AGENCY CONSENT" means the consent or
                  approval of each Rating Agency to (a) the transfer of the Real Property to Purchaser and the substitution of Purchaser for Seller as the borrower under the GMAC Loan Documents, (b) permit the Mezzanine Financing of the Real Property as defined in the letter agreement dated August 11, 1999 between Purchaser and Seller (including any intercreditor agreement customarily required), PROVIDED, HOWEVER, that this clause (b) shall be deemed satisfied if the Rating Agencies fail to permit such Mezzanine Financing because they object to the identity of the mezzanine lender and such lender is not an Acceptable Mezzanine Lender; and (c) the replacement of the current property manager with Zamias Services Inc, in each case to the extent such consent or approval is required by GMAC or the GMAC Loan Documents as a condition to the granting or effectiveness of the GMAC Consent or the assumption by Purchaser of the GMAC Loan Documents.

3. Purchaser shall be entitled to assume control of the Burk Interests Incorporated/Best Products Co., Inc. ("Burk/Best") litigation from and after the Due Diligence Termination Deadline; PROVIDED, HOWEVER, that Purchaser shall not settle such litigation prior to the Closing without the consent of Seller, which consent shall not be unreasonably withheld or delayed; PROVIDED, FURTHER, that Purchaser shall receive a credit at Closing for any settlement proceeds received by Seller in connection with any such settlement. Seller shall assign to Purchaser at Closing, without representation or warranty, all of Seller's right, title and interest in such litigation, including the right to receive any proceeds or amounts resulting therefrom (whether by final disposition, settlement or otherwise), and Seller shall be entitled to a credit at Closing in the amount of $75,000 in consideration for such assignment. In the event that Purchaser acquires fee simple title (or a minimum twenty-five (25) year (including lessee options to extend) leasehold interest) to the land and improvements at Killeen Mall currently owned by Burk/Best after the Closing, Purchaser shall pay to Seller, no later than forty-five (45) days after such acquisition, an additional $175,000. The provisions of this paragraph 3 shall survive the Closing.

4. Purchaser will be entitled to a credit against (i.e., reduction to) the Purchase Price at Closing for any rent credits or allowances, as the case may be, with respect to tenant improvements costs which are payable to, or are required to be credited against rent payable by, the respective Anchors and Tenants from and after the Closing in accordance with the terms of the respective Anchor Agreements and Leases set forth on Annex A attached hereto as in effect on the date hereof (collectively, the "Rent Credits"). Prior to Closing, Purchaser and Seller shall reasonably agree on the amount of Rent Credits for which Purchaser shall receive a credit as of Closing, and Purchaser shall have a reasonable opportunity to inspect Seller's books relating to such Rent Credits. Purchaser acknowledges that any credit Purchaser receives at Closing pursuant to the first sentence of this paragraph shall be in lieu of any credit against the Purchase Price that might otherwise be due Purchaser pursuant to the Purchase Agreement for the Rent Credits. On the date which is six (6) months after the date of Closing, if the amount of the credit received by Purchaser pursuant to the first sentence of this paragraph shall have been determined to have been inaccurate, Seller and Purchaser shall make an appropriate adjustment by payment by Purchaser to Seller, or by Seller to Purchaser, as the case may be.

     The provisions of this paragraph 4 shall survive the Closing for six (6) months.

5. Purchaser has determined that the presence of asbestos-containing materials (collectively, "ACMs") at Alexandria Mall, Killeen Mall, Brazos Mall and the space occupied by Sears at Mesilla Valley Mall requires further investigation. Therefore, Seller agrees that Purchaser shall be entitled to conduct further surveys and assessments of ACMs in the common areas and leased anchor spaces at each of such Malls until August 30, 1999 to the extent such surveys or assessments are not prohibited by the terms of the applicable Anchor Agreement. Purchaser and Seller agree that Purchaser's performance of such surveys and assessments shall be governed by the provisions of Section 4.2(b) of the Purchase Agreement. Seller acknowledges that, if such surveys and assessments disclose the existence of any friable ACMs at any of such Malls and the existence of such friable ACMs is disclosed to Seller by delivery of reports indicating such by August 30, 1999, then, Seller shall either (a) appropriately remediate or cause to be remediated such friable ACMs by removal, encapsulation or such other method, in each case reasonably acceptable to Purchaser, which remediation shall be a condition of Purchaser's obligation to close under the Purchase Agreement, or, to the extent such remediation is not completed by the Closing, escrow funds at Closing sufficient in Purchaser's reasonable judgment to fully complete such remediation, which escrow funds shall be available to be drawn upon by Purchaser to cause such remediation or (b) terminate the Purchase Agreement, in which case the Initial Deposit shall be retained by Seller and the Additional Deposit shall be returned to Purchaser.

6. Purchaser acknowledges receipt of, no later than five (5) Business Days prior to the Due Diligence Termination Deadline, all underlying documents referred to in Seller's Title Insurance Policies. Purchaser also acknowledges receipt of, no later than ten (10) days prior to the Due Diligence Termination Deadline, Title Commitments with respect to each Mall.

7. Purchaser acknowledges receipt of, no later than ten (10) days prior to the Due Diligence Termination Deadline, surveys for each Mall as identified on Annex B attached hereto.

8. Purchaser acknowledges receipt of (from Hughes & Luce, L.L.P), no later than three (3) days prior to the Due Diligence Termination Deadline, copies of certain pleadings and papers relating to litigation pertaining to Leases, Anchor Agreements or Specialty License Agreements covering Tenant Litigation Space.

9. In accordance with Section 9.4 of the Purchase Agreement, Seller has delivered replacement Schedules 9.2(g), 9.2(i) and 9.2(l), copies of which are attached hereto, at least three (3) Business Days prior to the Due Diligence Termination Deadline. Purchaser acknowledges such replacement schedules with the same force and effect as if such replacement schedules had originally been attached to the Purchase Agreement at the time of its execution and delivery (in lieu of the corresponding schedules so attached) and hereby rescinds its letter to Seller, dated August 3, 1999, signed by Brad Lebovitz.

                  Except as set forth in this letter, the Purchase Agreement shall remain unmodified and in full force and effect.

                  Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Purchase Agreement. This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be considered one and the same instrument.

                  Please acknowledge your agreement to the foregoing by signing below.


                          PURCHASER:

                          WXI/Z SOUTHWEST MALLS REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership,

                          By: WXI/Z SOUTHWEST MALLS GEN-PAR, LLC, a Delaware limited liability company, its general partner


                          SELLER:

                          SOUTHWEST SHOPPING CENTERS CO. II, L.L.C., a Delaware limited liability company,

                          By:     FIRST SWI, L.L.C.,
                                  a Delaware limited liability company,
                                  its manager,

                                  By: FIRST SOUTHWEST II, INC., a Delaware corporation, its manager

     APPENDIX C - SECOND LETTER AGREEMENT TO THE PURCHASE AND SALE AGREEMENT

              WXI/Z Southwest Malls Real Estate Limited Partnership
                             c/o Zamias Services Inc
                                300 Market Street
                          Johnstown, Pennsylvania 15901



                                                           September 22, 1999



Southwest Shopping Centers Co. II, L.L.C.
551 Fifth Avenue, Suite 1416
New York, New York 10177

Attention: Daniel Friedman

                  Re: Purchase and Sale Agreement, dated as of July 14, 1999 (the "Purchase Agreement"), by and among Southwest Shopping Centers Co. II, L.L.C. ("Seller"), WXI/Z Southwest Malls Real Estate Limited Partnership ("Purchaser"), First Union Real Estate Equity and Mortgage Investments and First Union Management, Inc., as amended by the letter agreement, dated August 11, 1999, between Seller and Purchaser (The "Letter Agreement")
                           -----------------------------------------------------

                  As you know, despite the efforts of Purchaser and Seller, it has become apparent that the GMAC Consent and the Rating Agency Consent will not be obtained by the GMAC Termination Deadline. As such, in order to avoid the termination of the Purchase Agreement on such date, the definition of GMAC Termination Deadline set forth in Section 3.2(a) of the Purchase Agreement is hereby amended to mean and be extended until October 7, 1999.

                  In addition, in lieu of Seller's obligations under paragraph 5 of the Letter Agreement, Seller shall grant to Purchaser at Closing a credit against the Purchase Price in the total amount of one hundred twenty-five thousand and 00/100 ($125,000.00) dollars. Accordingly, paragraph 5 of the Letter Agreement is hereby deleted in its entirety and shall be of no further force or effect.

                  This letter agreement shall be in full force and effect upon execution hereof by Purchaser and Seller. However, in the event that Purchaser does not receive counterparts to this letter agreement executed by the signatories to the Voting Agreements by October 7, 1999, Purchaser shall have the option to terminate the Purchase Agreement on five (5) days' written notice to Seller (even if the GMAC Consent and the Rating Agency Consent have been received by such date), in which case the Deposit and any Interest Income thereon shall be promptly returned to Purchaser.

                  Except as set forth in this letter agreement, the Purchase Agreement shall remain unmodified and in full force and effect.

                  Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Purchase Agreement. This letter agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be considered one and the same instrument.

                  Please acknowledge your agreement to the foregoing by signing below. Please also arrange for the signatories of the Voting Agreements previously delivered to us to sign below as required by Section 17 of such Voting Agreements.




                            PURCHASER:

                            WXI/Z SOUTHWEST MALLS REAL ESTATE LIMITED
                            PARTNERSHIP, a Delaware limited partnership,

                            By: WXI/Z SOUTHWEST MALLS GEN-PAR, LLC, a Delaware limited liability company, its general partner


                            SELLER:

                            SOUTHWEST SHOPPING CENTERS CO. II, L.L.C., a
                            Delaware limited liability company,

                            By:      FIRST SWI, L.L.C.,
                                     a Delaware limited liability company,
                                     its manager,

                                     By:      FIRST SOUTHWEST II, INC., a
                                              Delaware corporation, its manager

                  THE BELOW SIGNATORIES TO THE VOTING AGREEMENTS PREVIOUSLY DELIVERED TO PURCHASER HEREBY AGREE TO THE FOREGOING AMENDMENTS TO THE PURCHASE AGREEMENT AS REQUIRED BY SECTION 17 OF SUCH VOTING AGREEMENTS:

                            GOTHAM PARTNERS, L.P.

                            By:   Section H Partners, L.P.

                                  By:      Karenina Corp.


                            GOTHAM PARTNERS III, L.P.

                            By:   Section H Partners, L.P.

                                  By:      Karenina Corp.


                            GOTHAM PARTNERS INTERNATIONAL LTD.

                            By:   Gotham International Advisors, L.L.C.,
                                  its investment manager




                            APOLLO REAL ESTATE INVESTMENT FUND II, L.P.

                            By:   Apollo Real Estate Advisors II, L.P.,
                                  Managing Member

                                  By:      Apollo Real Estate Capital Advisors
                                           II, Inc., General Partner


                                  APOLLO REAL ESTATE ADVISORS II, L.P.

                                  By:      Apollo Real Estate Capital Advisors
                                           II, Inc., General Partner

     APPENDIX D - THIRD LETTER AGREEMENT TO THE PURCHASE AND SALE AGREEMENT


              WXI/Z Southwest Malls Real Estate Limited Partnership
                             c/o Zamias Services Inc
                                300 Market Street
                          Johnstown, Pennsylvania 15901



                                                            October 7, 1999


Southwest Shopping Centers Co. II, L.L.C.
551 Fifth Avenue, Suite 1416
New York, New York 10177

                  Re: Purchase and Sale Agreement, dated as of July 14, 1999, by and among Southwest Shopping Centers Co. II, L.L.C. ("Seller"), WXI/Z Southwest Malls Real Estate Limited Partnership ("Purchaser"), First Union Real Estate Equity and Mortgage Investments and First Union Management, Inc., as amended by letter agreements, dated August 11, 1999 and September 22, 1999 between Seller and Purchaser (collectively, the "Purchase Agreement")
                           -----------------------------------------------------


                  Seller and Purchaser have received the attached letter from GMAC on the date hereof. Seller and Purchaser hereby (i) accept the attached letter as the GMAC Consent, (ii) acknowledge that Purchaser and Seller have received the GMAC Consent by the GMAC Termination Deadline and (iii) agree that the Purchase Agreement shall not terminate in accordance with the second sentence of Section 3.2(a) as a result of the failure of Seller and Purchaser to receive the Rating Agency Consent by the GMAC Termination Deadline. Furthermore, in the event that any of the conditions set forth in the GMAC Consent are not satisfied and, as a result, GMAC does not permit the assumption of the GMAC Mortgage by Purchaser, then Seller and Purchaser agree that the third sentence of Section 3.2(a) of the Purchase Agreement shall apply as if the Rating Agency Consent had been received by the GMAC Termination Deadline; PROVIDED, HOWEVER, if the only reason GMAC does not permit the assumption of the GMAC Mortgage by Purchaser is because the confirmation of Standard & Poor's Rating Group referred to in paragraph 9 of the GMAC Consent is not obtained, then, in the event the Purchase Agreement is terminated pursuant to the third sentence of Section 3.2(a) of the Purchase Agreement, the Additional Deposit shall promptly be returned to Purchaser and the Initial Deposit shall promptly be paid to Seller.

                  Purchaser acknowledges that (i) a certificate signed by GMAC setting forth the information described in the second and third sentence of paragraph 2 of the GMAC Consent shall constitute the GMAC Estoppel Certificate and (ii) any certificates delivered by Seller to GMAC pursuant to paragraph 2 of the GMAC Consent shall not run to the benefit of Purchaser.

                  Seller and Purchaser also agree that they shall each pay $50,000 of the $100,000 deposit referred to in paragraph 11 of the GMAC Consent. Seller acknowledges that the $50,000 paid by Purchaser shall be credited toward Purchaser's obligation to pay the GMAC Charges at Closing. Purchaser acknowledges that the $50,000 paid by Seller shall be credited toward Seller's obligation to pay the GMAC Assumption Fees at Closing.

                  This letter agreement shall be in full force and effect upon execution hereof by Purchaser and Seller. However, in the event that Purchaser does not receive counterparts to this letter agreement executed by the signatories to the Voting Agreements by October 21, 1999, Purchaser shall have the option to terminate the Purchase Agreement on five (5) days' written notice to Seller, in which case the Deposit and any Interest Income thereon shall be promptly returned to Purchaser.

                  Except as set forth in this letter agreement, the Purchase Agreement shall remain unmodified and in full force and effect.

                  Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Purchase Agreement. This letter agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be considered one and the same instrument.

                  Please acknowledge your agreement to the foregoing by signing below. Please also arrange for the signatories of the Voting Agreements previously delivered to us to sign below as required by Section 17 of such Voting Agreements.


                                 PURCHASER:
                                 ----------

                                 WXI/Z SOUTHWEST MALLS REAL ESTATE LIMITED
                                 PARTNERSHIP, a Delaware limited partnership,

                                 By:      WXI/Z SOUTHWEST MALLS GEN-PAR, LLC,
                                          a Delaware limited liability company,
                                          its general partner



                                 SELLER:
                                 -------

                                 SOUTHWEST SHOPPING CENTERS CO. II, L.L.C., a
                                 Delaware limited liability company,

                                 By:      FIRST SWI, L.L.C.,
                                          a Delaware limited liability company,
                                          its manager

                                          By:      FIRST SOUTHWEST II, INC., a
                                                   Delaware corporation, its
                                                   manager

                  THE BELOW SIGNATORIES TO THE VOTING AGREEMENTS PREVIOUSLY DELIVERED TO PURCHASER HEREBY AGREE TO THE FOREGOING AMENDMENTS TO THE PURCHASE AGREEMENT AS REQUIRED BY SECTION 17 OF SUCH VOTING AGREEMENTS:




                           GOTHAM PARTNERS, L.P.

                           By:      Section H Partners, L.P.

                                    By:      Karenina Corp.




                           GOTHAM PARTNERS III, L.P.

                           By:      Section H Partners, L.P.

                                    By:      Karenina Corp.




                           GOTHAM PARTNERS INTERNATIONAL LTD.

                           By: Gotham International Advisors, L.L.C., its investment manager





                           APOLLO REAL ESTATE INVESTMENT FUND II, L.P.

                           By: Apollo Real Estate Advisors II, L.P., Managing Member

                                    By:      Apollo Real Estate Capital
                                             Advisors II, Inc., General Partner



                           APOLLO REAL ESTATE ADVISORS II, L.P.

                           By: Apollo Real Estate Capital Advisors II, Inc., General Partner

          APPENDIX E - PROPOSED AMENDMENTS TO THE DECLARATION OF TRUST


                              PROPOSED SECTION 4.6

         The Board of Trustees of the Company unanimously recommends that the Declaration of Trust of the Company be amended by the addition of a new Section
4.6 to Article IV of the Declaration of Trust, to provide as follows:

"Section 4.6.  Change of Number of Issued Shares of Beneficial Interest

(a) The Trustees are hereby empowered, from time to time and without action of the Beneficiaries, to change the then issued shares of beneficial interest ("Old Shares") into a lesser number (a "Reverse Split") of shares of beneficial interest ("New Shares"). In connection therewith, in lieu of a fractional New Share, each holder of an Old Share who otherwise would be entitled to receive a fractional New Share will be entitled to receive cash in an amount equal to the market value of each Old Share that would have been converted into a fraction of a New Share but for this sentence, upon surrender of the certificate for such Old Share. For this purpose, the market value of each Old Share shall be the unweighted average of the closing price of a common share of beneficial interest for each of the ten business days ending on the date immediately preceding the date on which the Reverse Split becomes effective. The Trustees are hereby empowered to adopt rules and regulations concerning the surrender of certificates with respect to Old Shares, issuance of certificates with respect to the New Shares and payment for fractional shares resulting from any Reverse Split that the Trustees may, from time to time, authorize.

(b) The Trustees are hereby empowered, from time to time and without action of the Beneficiaries, to change the Old Shares into a greater number (a "Forward Split") of shares of beneficial interest ("Forward New Shares"). In connection therewith, the Trustees are hereby empowered to adopt rules and regulations concerning the surrender of certificates with respect to Old Shares, issuance of certificates with respect to the Forward New Shares and payment for fractional shares resulting from any Forward Split that the Trustees may, from time to time, authorize.

(c) In connection with the implementation of a specific Reverse Split or Forward Split, the Trustees may, but shall not be required to, change the par value per Share."


                             PROPOSED SECTION 11.27

         The Board of Trustees of the Company unanimously recommends that the Declaration of Trust of the Company be amended by the addition of a new Section
11.27 to Article XI of the Declaration of Trust, to provide as follows:

"Section 11.27. Authority of Trustees to Authorize Certain Investment, Financing and Other Activities.

Notwithstanding anything to the contrary in this Declaration of Trust, the Trustees are hereby empowered to authorize the following activities in connection with the investment or financing of the assets of the Trust: making loans to other persons, notwithstanding the provisions of Section 11.11; making investments in real estate mortgages regardless of maturity, notwithstanding the provisions of Sections 11.11 and 11.24; investing in excess of 10% of its assets in assets other than real estate, notwithstanding the provisions of Section 11.11; purchasing assets without the necessity of obtaining a real estate appraisal prepared by a


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


qualified, disinterested, independent appraiser, notwithstanding the provisions of Section 11.16; investing in mortgages, land contracts or unimproved property which in the aggregate exceed 5% of its assets, notwithstanding the provisions of Section 11.17; investing in real property subject to a mortgage even if the unpaid balance of such mortgage exceeds two-thirds of the fair market value of the real property, notwithstanding the provisions of Section 11.17; effectuating short sales of securities, notwithstanding the provisions of Section 11.18; borrowing unsecured more than 8% of its net worth or encumbering any of its real property for more than two-thirds of the fair market value of such property, notwithstanding the provisions of Section 11.18; issuing securities evidencing borrowings secured by real estate in excess of two-thirds of the value of such security, notwithstanding the provisions of Section 11.18; and making investments in unimproved property or in a partnership, joint venture, corporation or other association owning unimproved property without receiving an opinion of counsel with respect thereto to the effect that the Trust will not be liable for the obligations or liabilities of the partnership, joint venture or association and the investment will not result in disqualification of the Trust as a real estate investment trust under the Internal Revenue Code, notwithstanding the provisions of Section 11.23."

                                  DETACH CARD
--------------------------------------------------------------------------------
                                  FIRST UNION
                  REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
            55 PUBLIC SQUARE, SUITE 1900, CLEVELAND, OHIO 44113-1937
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
           FOR THE SPECIAL MEETING OF THE BENEFICIARIES TO BE HELD ON
                          TUESDAY, NOVEMBER 16, 1999.

            [FIRST UNION LOGO]

        The undersigned hereby appoints Daniel P. Friedman and William A. Ackman, or any one of them, each with power of substitution, attorney and proxy (the "Proxies") for and in the name and place of the undersigned, to vote, as designated below, all of the shares of beneficial interest, par value $1.00 per share ("Shares"), of First Union Real Estate Equity and Mortgage Investments (the "Company"), on all matters at the Special Meeting of the Beneficiaries to be held on Tuesday, November 16, 1999, at 10:00 A.M. local time, or at any adjournment or postponement thereof, according to the number of votes that the undersigned could vote if personally present at the meeting.

        THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

        1. Proposal to consent to the sale of certain properties of the Company pursuant to a Purchase and Sale Agreement, dated as of July 14, 1999, as amended, between Southwest Shopping Centers Co. II, L.L.C., a Delaware limited liability company and an indirect wholly-owned subsidiary of the Company, and WXI/Z Southwest Malls Real Estate Limited Partnership, a Delaware
           limited partnership.         [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

        2. Proposal to approve an amendment to the Company's Amended Declaration of Trust relating to the Company's ability to engage in certain activities in connection with the investment and
           financing of Company assets. [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

        3. Proposal to approve an amendment to the Company's Amended Declaration of Trust relating to the Company's ability to effectuate a reverse or forward split of Shares.
                                        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
        4. In their discretion, the Proxies are authorized to vote upon all other matters as may properly come before the meeting, or any adjournment or postponement thereof.

                           (Continued and to be signed on the reverse side)
     P
     R
     O
     X
     Y

                                  DETACH CARD
--------------------------------------------------------------------------------

                         (Continued from reverse side)

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED IN THE SPACE PROVIDED. TO THE EXTENT NO DIRECTIONS ARE GIVEN, THEY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND IN THE DISCRETION OF THE PROXIES, UPON ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

                                                 Date,                  1999


                                                 ---------------------------
                                                          Signature


                                                 ---------------------------
                                                 Signature (if jointly held)

                                                 Please sign exactly as your
                                                 name(s) appear(s) on this
                                                 Proxy. When Shares are held
                                                 by joint tenants, both
                                                 should sign. When signing
                                                 as attorney, executor,
                                                 administrator, trustee or
                                                 guardian, please give full
                                                 title as such. If a
                                                 corporation, please sign in
                                                 full corporate name by
                                                 president or other
                                                 authorized officer. If a
                                                 partnership, please sign in
                                                 partnership name by
                                                 authorized person.

IMPORTANT: PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.